UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07185

Morgan Stanley Select Dimensions Investment Series
(Exact name of registrant as specified in charter)

1221 Avenue of the Americas, New York, New York			10020
(Address of principal executive offices)			(Zip code)

Ronald E. Robison 1221 Avenue of the Americas, New York, New York 10020
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-762-4000

Date of fiscal year end:	December 31, 2006

Date of reporting period:	December 31, 2006

Item 1 - Report to Shareholders

MORGAN STANLEY
SELECT DIMENSIONS INVESTMENT SERIES

Annual Report

DECEMBER 31, 2006

Morgan Stanley Select Dimensions Investment Series

Table of Contents

Letter to the Shareholders	1

Expense Example	23

Portfolio of Investments:

Money Market	28

Flexible Income	31

Balanced Growth	50

Utilities	63

Dividend Growth	65

Equally-Weighted S&P 500	69

Growth	82

Focus Growth	85

Capital Opportunities	88

Global Equity	92

Developing Growth	97

Financial Statements:

Statements of Assets and Liabilities	102

Statements of Operations	104

Statements of Changes in Net Assets	106

Notes to Financial Statements	114

Financial Highlights	128

Report of Independent Registered Public Accounting Firm	136

Results of Special Shareholder Meeting	137

Trustee and Officer Information	142

Federal Tax Notice	148

Morgan Stanley Select Dimensions Investment Series

Letter to the Shareholders  ■  December 31, 2006

Dear Shareholders,

In 2006, the global capital markets provided strong returns in an environment of low volatility relative to historical measures. Although concerns about a U.S.-led global economic slowdown prompted a worldwide market correction in the second quarter, investors grew more comfortable with the pace of economic moderation in the U.S. in the second half of the year. For the year overall, stocks outperformed bonds, with international stock markets leading the way.

Domestic Equity Overview

In the 12 months ended December 31, 2006, the U.S. stock market completed its fourth consecutive year of positive performance. As measured by the S&P 500® Index, the broad market was up 15.79 percent for the year, with stocks advancing in each month except May.

During roughly the first half of the year, slowing economic growth, rising inflation, and the policy actions of the Federal Open Market Committee (the "Fed") received the lion's share of investors' attention and concern. Speculation that the Fed would pause its series of increases to the target federal funds rate helped support the stock market early in the year, as did encouraging labor market data and improved consumer confidence. However, in May, a backdrop of sharply rising commodity prices and an uptick in long-term interest rates reignited inflation concerns, and the Fed raised the target rate for the 16th consecutive time — a move that was not well received by stock markets both in the U.S. and abroad. Although the Fed raised rates again at its June 29th meeting, its language suggested that additional rate increases might soon become unnecessary. July proved challenging as well, as investors dealt with record high oil prices, escalating geopolitical tensions in the Middle East, a disappointing second quarter gross domestic product (GDP) report, and declining retail sales and housing data.

Early in the third quarter, however, many of the uncertainties that had been overhanging the market began to ease, and investor sentiment became more positive. The Fed discontinued its rate increases for the remainder of 2006. Oil prices declined from their recent record levels as the Israeli-Hezbollah conflict reached a peaceful accord and the U.S. hurricane season appeared to be relatively quiet. Gasoline prices also fell, providing some relief to consumers and buoying retail sales. Corporate earnings reports, on the whole, had continued to be solid throughout the year, and merger-and-acquisition and corporate restructuring activity continued at a very robust pace. Yet, evidence of a slowing economy persisted: housing trends continued to show weakness, and third quarter GDP growth came in below expectations. Nonetheless, in the final months of the period, stabilizing economic data bolstered the belief that a "soft landing" had taken place — in other words, the Fed was able to moderate the pace of economic growth without causing a recession.

Morgan Stanley Select Dimensions Investment Series

Letter to the Shareholders  ■  December 31, 2006 continued

For the year, within the S&P 500 Index, the telecommunication services sector was the best performing group. Rising from their multi-year slump, telecom stocks benefited from a wave of industry consolidation, healthier balance sheets, and improved investor confidence. The energy sector, which had dominated in 2005, slipped into second place as declining oil prices in the second half of the year brought a turn in sentiment. Nonetheless, the record profits reported by some energy companies still captured investors' favor throughout 2006. Rounding out the top three performers was the utilities sector. The surprising strength of the group could be attributed to a number of factors. As bond yields became less compelling, investors turned to stocks that they believed offered more attractive dividend yields, and utilities stocks were beneficiaries of this trend. Regulatory changes were also perceived as favorable for the overall business environment. Finally, investors demonstrated a preference for utilities stocks' "defensive" characteristics (that is, they are perceived as less sensitive to economic cycles) given the slowing economic environment.

While no sector had a negative return for the year, the health care sector gained the least. Although expectations that the mid-term Congressional elections would result in a turnover to a Democratic majority hurt the outlook for many pharmaceuticals companies, the pharmaceuticals stocks generally held up relatively well. Rather, weakness in the sector appeared to come more from individual companies across a diverse group of health care industries, including biotechnology, medical devices, and health care equipment and services. Performance of the technology and industrials sectors also lagged that of the broad market, though to a lesser extent.

Despite some observers' expectations that large-capitalization stocks would lead in 2006, small-cap stocks again outperformed large- and mid-cap stocks, although performance returns were double-digit for all three segments. Moreover, value stocks performed better than growth stocks by a wide margin, also defying some predictions.

Fixed Income Overview

The first half of 2006 provided few surprises in the bond market. The Fed continued to pursue its monetary tightening policy, raising the target federal funds rate at each of its meetings to 5.25 percent by the end of June. In the second half of the year, as economic growth moderated, the housing sector weakened, and inflation concerns eased, the Fed finally took a widely anticipated respite from its record cycle of 17 consecutive rate increases, electing to keep the target fed funds rate unchanged for the remainder of the year. Despite the pause in its tightening campaign, the Fed continued to acknowledge the potential for inflation risks and reiterated previous statements that further actions regarding interest rates would be data dependent.

Morgan Stanley Select Dimensions Investment Series

Letter to the Shareholders  ■  December 31, 2006 continued

Inflation, as measured by the core PCE (Personal Consumption Expenditures) deflator — the Fed's preferred inflation gauge — remained elevated, rising 2.4 percent for the year ended in October, notably above the Fed's comfort zone of 1-2 percent. During the last week of December, the financial markets were surprised by stronger than expected data from the Chicago Purchasing Managers Index, new home sales and existing home sales, and consumer confidence reports. This data quelled much of the ongoing speculation that the soft housing and auto markets would translate into moderating economic growth and inflation, and perhaps an ease in Fed policy.

Yields rose across the U.S. Treasury curve during the first six months, though more so on the short end of the curve which tends to more closely track changes in interest rates. Around mid-year, as expectations of a pause in Fed tightening grew, yields peaked and then drifted lower throughout most of the last half of the year, and the bond market rallied. On a net basis, however, Treasury yields moved across the curve ended 2006 at higher levels than when the year began.

Within the government sector, agency issues posted the highest returns for the year while the Treasury sector underperformed due to its high sensitivity to interest rate changes. Mortgage-backed securities also outperformed Treasuries. Early in the period when yields were rising, higher coupon mortgages performed well as mortgage prepayments slowed. However, in response to a decline in yields in the last months of the year, lower coupon mortgages outperformed.

While the overall environment appeared to be good for corporate credit issues and defaults were near historic lows, much of the good news had already been priced into the market. Because interest rates remained at relatively low levels throughout the year, investors turned to the riskier segments of the market in an attempt to capture higher yields. The increased appetite for risk helped provide support to the high-yield market, causing yield spreads to compress to near record low levels. In this environment, the lowest credit tiers of the high-yield market — namely CCC rated securities — turned in the best performance. High demand for high-yield bonds was met by an equally high supply, which was fueled in part by an unprecedented amount of leveraged buyout and private equity activity during the year. In fact, more than $150 billion in new high-yield issues came to market in 2006, breaking the previous issuance record set in 2004.

International Equity Overview

International equity markets turned in another year of strong performance, handily outpacing the U.S. market in the 12 months ended December 31, 2006. The slowdown in the U.S. economy and its potential global impact proved to be a difficult but surmountable hurdle for international investors. In May, markets worldwide declined sharply in response to the Fed's ongoing monetary tightening stance. However, following one more increase to the target federal funds rate in June, the central bank ceased its tightening

Morgan Stanley Select Dimensions Investment Series

Letter to the Shareholders  ■  December 31, 2006 continued

for the second half of 2006. Global economic growth remained intact, and the threat of a U.S. recession subsided. International stocks, with the exception of Japan, rallied strongly going into year end.

Europe's economic picture continued to be stable in 2006, providing a positive backdrop for European stock markets. Growth in European services industries, the largest part of the economy, unexpectedly accelerated in November. Eurozone retail-sales growth and German exports gained momentum toward year end. Meanwhile, inflation in the Eurozone began to rise as companies passed on costs from oil prices doubling in the past three years. The European Central Bank raised interest rates during the period to keep inflation under control, but many investors viewed the central bank's actions positively, as evidence that the economy was on strong ground.

On the whole, improving corporate profits and robust European domestic demand contributed to a generally positive environment for European stocks. Corporate earnings have risen but valuations have not yet expanded, providing a relatively attractive opportunity for investors in European stocks. The best performing sectors in the MSCI Europe Index were real estate, utilities, and automobiles. The weakest performers were the pharmaceuticals, software, and energy sectors.

In Japan, investors lost much of the optimism that drove the market's gains in 2005, and Japanese stocks were volatile during the period, especially in the small- and mid-cap segments. In January, an investigation of regulatory fraud at an internet company drove markets lower as speculation spread that other start-up companies might face a similar fate. Although markets turned around in March, supported by the Bank of Japan's decision to lift its zero interest rate monetary policy and a well-received Tankan survey of corporate sentiment, gains were short lived. Stocks fluctuated in the second and third quarters, given the uncertainties of U.S. economic deceleration, escalating geopolitical tensions, rapid yen appreciation and rising oil prices, despite evidence of economic strength. However, conditions improved in the fourth quarter, with better-than-expected Tankan surveys, a worldwide stock market rally and depreciation in the yen relative to the U.S. dollar. Nonetheless, the central bank kept interest rates steady in the second half of the year, due to concerns about the strength of the economy's rebound.

Elsewhere in Asia, the markets faced the same challenges as all global investors: concerns about energy prices, global liquidity, inflation, political uncertainty and the prospect of an economic slowdown in the U.S. As with the other global markets, Asian markets experienced a correction in the second quarter but rebounded in the second half of the year, especially in the fourth quarter. Despite political noise in Taiwan and ill-received central bank policy announcements in Thailand, most markets in the region closed the year in positive territory, buoyed in no small part by strong fourth quarter returns. China outpaced its peers, followed by Indonesia and the Philippines. Pakistan had a strong start but lagged its regional peers to post only a modest gain for the year overall.

Morgan Stanley Select Dimensions Investment Series

Letter to the Shareholders  ■  December 31, 2006 continued

Emerging markets equities posted their fourth consecutive calendar year of double-digit returns in 2006. Moreover, the emerging markets continued their outperformance over the developed markets for the sixth consecutive year. During the year, the asset class benefited from strong macroeconomic growth, a healthy consumer and supportive commodity prices. On a regional basis, Latin America was the star performer, followed by Asia and the Europe, Middle East and Africa (EMEA) region.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.morganstanley.com or speak with your Financial Advisor. Investment returns and principal value will fluctuate and portfolio shares, when redeemed, may be worth more or less than their original cost.

Morgan Stanley Select Dimensions Investment Series

Letter to the Shareholders  ■  December 31, 2006 continued

Balanced Growth Portfolio

For the 12-month period ended December 31, 2006, Balanced Growth Portfolio Class X shares produced a total return of 12.67 percent versus 22.25 percent for the Russell 1000® Value Index and 3.78 percent for the Lehman Brothers U.S. Government/Credit Index. For the same period, the Portfolio's Class Y shares returned 12.37 percent. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

In the stock portion of the Portfolio, the primary area of undeperformance for the Portfolio relative to the Russell 1000 Value Index was in the health care sector. A surprise negative announcement by a health care equipment and services company early in the reporting period was responsible for most of the Portfolio's weak performance in this sector. In addition, the Portfolio's health care sector overweight is largely composed of pharmaceutical stocks, which proved to be a negative influence during this time period. With the Democrats gaining a majority in Congress, investors and drug companies were concerned about potential Medicare reform that would ultimately enable the government to negotiate drug prices. The telecommunications sector was another drag on performance relative to the Russell 1000 Value Index, primarily due to stock selection. The Portfolio had no exposure to some of the market's

Past performance is not predictive of future returns. Investment return and principal value will fluctuate. When you sell fund shares, they may be worth less than their original cost. Performance for Class Y shares will vary from the performance of Class X shares shown above due to differences in expenses.

	Average Annual Total Returns as of December 31, 2006
	1 Year		5 Years		10 Years		Since Inception*
Class X	12.67	%(1)	7.48	%(1)	7.99	%(1)	9.55	%(1)
Class Y	12.37	%(1)	7.22	%(1)	—		7.36	%(1)

(1)  Figure assumes reinvestment of all distributions for the underlying portfolio based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.

(2)  Ending value on December 31, 2006 for the underlying portfolio. This figure does not reflect the deduction of any account fees or sales charges.

(3)  The Russell 1000® Value Index measures the performance of those companies in the Russell 1000® Index with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(4)  The Lehman Brothers U.S. Government/Credit Index tracks the performance of government and corporate obligations, including U.S. government agency and Treasury securities and corporate and Yankee bonds. The index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

*  Inception dates of November 9, 1994 for Class X and July 24, 2000 for Class Y.

Morgan Stanley Select Dimensions Investment Series

Letter to the Shareholders  ■  December 31, 2006 continued

best performing telecom stocks, and one of the Portfolio's larger telecom holdings provided lackluster returns during the period. The consumer staples sector further dampened performance due to stock selection.

Nonetheless, the Portfolio did outperform the Russell 1000 Value Index in other areas. In the consumer discretionary sector, our stock selection among retailers and autos served the Portfolio well. The financial services sector also contributed positively to performance, particularly in the Portfolio's diversified financial holdings. These companies had strong exposure to the capital markets through their investment banking and trading operations, and benefited from the robust merger and acquisition activity and rising markets during the period. The Portfolio owned some of the utility sector's best performing stocks, which offset the negative impact of an underweight in the sector. Moreover, on an absolute basis, the Portfolio achieved positive results from all of its represented sectors.

As of the end of the reporting period, the Portfolio held 69 percent in stocks and 29 in bonds. With regard to bonds, we kept the Portfolio's overall duration** well below that of the Lehman Brothers U.S. Government/Credit Index during the period. This posture was beneficial as interest rates rose across the market, but detracted from relative performance during periods of sharp yield increases. An underweight to the agency sector detracted slightly from relative performance as this sector posted solid returns. Given aggressive bond valuations at the start of the year and concerns regarding increasing leverage trends, we chose to maintain a defensive posture in credit over the course of 2006. This positioning had a small negative effect on the performance of the Portfolio relative to the Lehman Brothers U.S. Government/Credit Index over the period, as spreads (or the extra return required by investors for assuming credit risk) generally narrowed. However, good security selection helped offset a portion of this weakness.

** A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a bond's duration, the greater the effect of interest-rate movements on its price. Typically, portfolios with shorter durations perform better in rising interest-rate environments, while portfolios with longer durations perform better when rates decline.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

Morgan Stanley Select Dimensions Investment Series

Letter to the Shareholders  ■  December 31, 2006 continued

Capital Opportunities Portfolio

For the 12-month period ended December 31, 2006, Capital Opportunities Portfolio Class X shares produced a total return of 7.86 percent versus 9.46 percent for the Russell 3000® Growth Index. For the same period, the Portfolio's Class Y shares returned 7.53 percent. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

The Portfolio underperformed the Russell 3000 Growth Index due to stock selection, although sector allocations did contribute positively to overall performance. Among those areas that hindered performance was the consumer discretionary sector, where a large sector overweight relative to the Russell 3000 Growth Index served as the main detractor to returns, and stock selection in household furnishing, consumer products and textiles apparel manufacturing companies further weakened returns. Holdings of select crude oil producers within the other energy sector also proved disadvantageous to performance, as did an underweight position in the consumer staples sector.

Despite these negative influences on performance, there were several areas of strength for the Portfolio, including the multi-industry sector. This sector, which includes conglomerates, significantly benefited from strong stock selection. Stock

Past performance is not predictive of future returns. Investment return and principal value will fluctuate. When you sell fund shares, they may be worth less than their original cost. Performance for Class Y shares will vary from the performance of Class X shares shown above due to differences in expenses.

	Average Annual Total Returns as of December 31, 2006
	1 Year		5 Years		10 Years	Since Inception*
Class X	7.86	%(1)	5.23	%(1)	—	3.43	%(1)
Class Y	7.53	%(1)	4.96	%(1)	—	(9.92	)%(1)

(1)  Figure assumes reinvestment of all distributions for the underlying portfolio based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.

(2)  Ending value on December 31, 2006 for the underlying portfolio. This figure does not reflect the deduction of any account fees or sales charges.

(3)  The Russell 3000® Growth Index measures the performance of those companies in the Russell 3000® Index with higher price-to-book ratios and higher forecasted growth values. The index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

*  Inception dates of January 21, 1997 for Class X and July 24, 2000 for Class Y.

Morgan Stanley Select Dimensions Investment Series

Letter to the Shareholders  ■  December 31, 2006 continued

selection in semiconductor companies in the technology sector also enhanced performance, although an underweight position did slightly offset the gains achieved. Within the utilities sector, an overweight allocation and selection in wireless companies also added to relative returns.

At the close of the period, consumer discretionary represented the largest sector weight and overweight in the Portfolio, followed by the financial services and other energy sectors. The other energy sector was overweight relative to the Russell 3000 Growth Index, while the financial services sector was underweight relative to the Russell 3000 Growth Index.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

Developing Growth Portfolio

For the 12-month period ended December 31, 2006, Developing Growth Portfolio Class X shares produced a total return of 10.69 percent versus 10.66 percent for the Russell Midcap® Growth Index. For the same period, the Portfolio's Class Y shares returned 10.42 percent. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

Past performance is not predictive of future returns. Investment return and principal value will fluctuate. When you sell fund shares, they may be worth less than their original cost. Performance for Class Y shares will vary from the performance of Class X shares shown above due to differences in expenses.

	Average Annual Total Returns as of December 31, 2006
	1 Year		5 Years		10 Years		Since Inception*
Class X	10.69	%(1)	10.43	%(1)	8.64	%(1)	12.04	%(1)
Class Y	10.42	%(1)	10.15	%(1)	—		0.73	%(1)

(1)  Figure assumes reinvestment of all distributions for the underlying portfolio based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.

(2)  Ending value on December 31, 2006 for the underlying portfolio. This figure does not reflect the deduction of any account fees or sales charges.

(3)  The Russell Midcap® Growth Index measures the performance of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth Index. The index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

*  Inception dates of November 9, 1994 for Class X and July 24, 2000 for Class Y.

Morgan Stanley Select Dimensions Investment Series

Letter to the Shareholders  ■  December 31, 2006 continued

For the year, the Portfolio slightly outperformed the Russell MidCap Growth Index due to sector allocation decisions, although stock selection modestly detracted from overall returns. Relative to the Russell MidCap Growth Index, areas of strength for the Portfolio included the multi-industry, consumer staples and technology sectors. In the multi-industry sector, which includes conglomerates, stock selection benefited performance, as did the Portfolio's single tobacco holding within the consumer staples sector. Stock section in the technology sector, particularly in semiconductor companies and computer software and services firms, also added to relative returns. Rounding out the notable contributors for the Portfolio this period was the producer durables sector, which bolstered performance through strong stock selection.

Among the few sectors that negatively impacted the Portfolio relative to the Russell MidCap Growth Index was consumer discretionary, where an overweight allocation significantly detracted from performance, offsetting the positive influence provided by holdings in radio and TV broadcasters and textiles apparel manufacturing companies. Furthermore, stock selection in commercial services and education services within this sector also served to weaken returns, albeit more modestly. An underweight position in the materials and processing sector proved disadvantageous, as did stock selection in building materials companies and an avoidance of the copper industry. Within the financial services sector, an underweight allocation and stock selection in investment management companies and an avoidance of real estate investment trusts (REITs) hindered returns.

At the close of the period, consumer discretionary represented the largest sector weight and overweight in the Portfolio, followed by the financial services and health care sectors. The financial services and health care sectors were both underweighted versus the Russell MidCap Growth Index.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

Morgan Stanley Select Dimensions Investment Series

Letter to the Shareholders  ■  December 31, 2006 continued

Dividend Growth Portfolio

For the 12-month period ended December 31, 2006, Dividend Growth Portfolio Class X shares produced a total return of 11.25 percent versus 15.79 percent for the S&P 500® Index. For the same period, the Portfolio's Class Y shares returned 10.98 percent. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

On a sector basis, the Portfolio's underperformance relative to the S&P 500 Index was primarily attributable to stock selection in the health care, technology and energy sectors. Within the health care sector, the negative influence was widespread across a variety of holdings, including pharmaceuticals, biotechnology, medical devices, and health care equipment and services, and was primarily driven by individual company-specific factors. Weakness in the Portfolio's technology holdings was focused mainly in two industry groups: computer hardware and peripherals, and communications equipment. Stock selection within the energy sector also proved detrimental, due largely to negative company-specific events within certain oil services and exploration and production holdings.

In addition, in the first half of the year, we had positioned the Portfolio with a slight tilt toward

Past performance is not predictive of future returns. Investment return and principal value will fluctuate. When you sell fund shares, they may be worth less than their original cost. Performance for Class Y shares will vary from the performance of Class X shares shown above due to differences in expenses.

	Average Annual Total Returns as of December 31, 2006
	1 Year		5 Years		10 Years		Since Inception*
Class X	11.25	%(1)	5.92	%(1)	7.26	%(1)	10.91	%(1)
Class Y	10.98	%(1)	5.67	%(1)	—		5.41	%(1)

(1)  Figure assumes reinvestment of all distributions for the underlying portfolio based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.

(2)  Ending value on December 31, 2006 for the underlying portfolio. This figure does not reflect the deduction of any account fees or sales charges.

(3)  The Standard & Poor's 500® Index (S&P 500®) is a broad-based index, the performance of which is based on the performance of 500 widely-held common stocks chosen for market size, liquidity and industry group representation. The index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

*  Inception dates of November 9, 1994 for Class X and July 24, 2000 for Class Y.

Morgan Stanley Select Dimensions Investment Series

Letter to the Shareholders  ■  December 31, 2006 continued

growth-style stocks, given that economic growth began to slow and growth stocks have historically performed better than their value counterparts in this environment. However, in 2006, value stocks strongly outpaced growth stocks for the year overall. Although we shifted the Portfolio's positioning in the second half of the year and performance subsequently improved, the value-oriented market climate proved challenging early in the period.

However, the Portfolio achieved good gains elsewhere. Relative to the S&P 500 Index, the Portfolio's stock selection in the financials sector added to results, with very strong performance in its capital markets holdings and a smaller contribution from insurance holdings. The Portfolio's weak stock selection in the energy sector was partially offset by an overweight allocation there. Two holdings in the materials sector also buoyed returns, driven by company-specific factors.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

Equally-Weighted S&P 500 Portfolio

For the 12-month period ended December 31, 2006, Equally-Weighted S&P 500 Portfolio Class X shares produced a total return of 15.69 percent versus 15.80 percent for the Standard & Poor's Equal Weight Index. For the same period, the Portfolio's Class Y shares returned 15.34 percent. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The

Past performance is not predictive of future returns. Investment return and principal value will fluctuate. When you sell fund shares, they may be worth less than their original cost. Performance for Class Y shares will vary from the performance of Class X shares shown above due to differences in expenses.

	Average Annual Total Returns as of December 31, 2006
	1 Year		5 Years		10 Years		Since Inception*
Class X	15.69	%(1)	10.89	%(1)	11.33	%(1)	12.86	%(1)
Class Y	15.34	%(1)	10.60	%(1)	—		9.49	%(1)

(1)  Figure assumes reinvestment of all distributions for the underlying portfolio based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.

(2)  Ending value on December 31, 2006 for the underlying portfolio. This figure does not reflect the deduction of any account fees or sales charges.

(3)  The Standard & Poor's Equal Weight Index (S&P EWI) is the equal-weighted version of the widely regarded S&P 500® Index, which measures 500 leading companies in leading U.S. industries. The S&P EWI has the same constituents as the capitalization weighted S&P 500® Index, but each company in the S&P EWI is allocated a fixed weight, rebalancing quarterly. The index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

*  Inception dates of November 9, 1994 for Class X and July 24, 2000 for Class Y.

Morgan Stanley Select Dimensions Investment Series

Letter to the Shareholders  ■  December 31, 2006 continued

Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

The Portfolio's best performing sector for the 12-month period was telecommunication services. A wave of industry consolidation helped revive the sector after its multi-year period of sluggishness. Investor confidence was buoyed by improved earnings and the proliferation of acquisition announcements. The materials sector produced the second highest return during the period, driven by the very strong performance of a few materials stocks. Notable performance also came from the utilities sector, which benefited from merger and acquisition announcements and stronger balance sheets.

All sectors had positive returns for the year, but the health care, technology and energy sectors had the smallest gains. Within the health care sector, pharmaceuticals companies with poor performance and declining outlooks and a health care equipment and services holding with a disappointing earnings report muted the broad sector's advance. Weakness in the technology sector stemmed from difficulties in the semiconductor and semiconductor capital equipment group. Intensifying competition created a price war between two of the industry's largest players and, although unit sales were up, profit margins were down. Despite weaker performance in the second half of the year, the energy sector had advanced considerably on the back of rising oil prices in the first half of the year and record profits at some energy companies.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

Morgan Stanley Select Dimensions Investment Series

Letter to the Shareholders  ■  December 31, 2006 continued

Flexible Income Portfolio

For the 12-month period ended December 31, 2006, Flexible Income Portfolio Class X shares produced a total return of 5.76 percent versus 4.08 percent for the Lehman Brothers Intermediate U.S. Government/Credit Index. For the same period, the Portfolio's Class Y shares returned 5.68 percent. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

During the reporting year, we kept the Portfolio's overall duration (a measure of interest-rate sensitivity) relatively low. This posture proved beneficial to performance as interest rates rose across much of the curve. However, when rates declined later in the year, this defensive positioning detracted from relative performance.

In terms of credit risk, the portfolio was also positioned defensively with a focus on higher-quality securities. This conservative posture dampened performance as the lowest-rated segments of the credit market outperformed. On a more positive note, however, strong security selection in several sectors, especially autos and retail, was additive to performance.

The Portfolio's emphasis on higher coupon mortgages benefited performance during the first half of the year when these issues outperformed their lower coupon counterparts. Higher coupon mortgages typically have slower prepayment rates

Past performance is not predictive of future returns. Investment return and principal value will fluctuate. When you sell fund shares, they may be worth less than their original cost. Performance for Class Y shares will vary from the performance of Class X shares shown above due to differences in expenses.

	Average Annual Total Returns as of December 31, 2006
	1 Year		5 Years		10 Years		Since Inception*
Class X	5.76	%(1)	7.51	%(1)	3.82	%(1)	4.56	%(1)
Class Y	5.68	%(1)	7.28	%(1)	—		4.09	%(1)

(1)  Figure assumes reinvestment of all distributions for the underlying portfolio based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.

(2)  Ending value on December 31, 2006 for the underlying portfolio. This figure does not reflect the deduction of any account fees or sales charges.

(3)  The Lehman Brothers Intermediate U.S. Government/Credit Index tracks the performance of U.S. government and corporate obligations, including U.S. government agency and Treasury securities, and corporate and Yankee bonds with maturities of 1 to 10 years. The index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

*  Inception dates of November 9, 1994 for Class X and July 24, 2000 for Class Y.

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Letter to the Shareholders  ■  December 31, 2006 continued

and as such, tend to be less sensitive to rising interest rates. In the last months of the year, as rates began to fall, this emphasis kept the Portfolio from more fully participating in the comparatively better performance of lower-coupon mortgages.

Currency positioning led to underperformance of the Portfolio's non-U.S. dollar holdings versus the benchmark while the Portfolio's emerging markets debt holdings outperformed due to strong security selection and a neutral sector exposure.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

Focus Growth Portfolio

For the 12-month period ended December 31, 2006, Focus Growth Portfolio Class X shares produced a total return of 0.37 percent versus 9.07 percent for the Russell 1000® Growth Index. For the same period, the Portfolio's Class Y shares returned 0.12 percent. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

For the period, the Portfolio underperformed the Russell 1000 Growth Index due to stock selection and sector allocation decisions. An overweight allocation in the consumer discretionary sector was the largest detractor to relative returns, with stock selection in commercial services, education services and miscellaneous publishing firms further

Past performance is not predictive of future returns. Investment return and principal value will fluctuate. When you sell fund shares, they may be worth less than their original cost. Performance for Class Y shares will vary from the performance of Class X shares shown above due to differences in expenses.

	Average Annual Total Returns as of December 31, 2006
	1 Year		5 Years		10 Years		Since Inception*
Class X	0.37	%(1)	3.29	%(1)	7.86	%(1)	10.52	%(1)
Class Y	0.12	%(1)	3.04	%(1)	—		(3.78	)%(1)

(1)  Figure assumes reinvestment of all distributions for the underlying portfolio based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.

(2)  Ending value on December 31, 2006 for the underlying portfolio. This figure does not reflect the deduction of any account fees or sales charges.

(3)  The Russell 1000® Growth Index measures the performance of those companies in the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth values. The index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

*  Inception dates of November 9, 1994 for Class X and July 24, 2000 for Class Y.

Morgan Stanley Select Dimensions Investment Series

Letter to the Shareholders  ■  December 31, 2006 continued

weakening performance, offsetting the gains made by selection in radio and TV broadcasters and textile apparel manufacturers. Within the health care sector, selection in medical and dental instruments suppliers and pharmaceutical companies proved detrimental, although a sector underweight did slightly boost returns. An underweight allocation in the technology sector, along with stock selection in computer technology, computer services and software, and communications technology, also hampered overall performance.

Relative to the Russell 1000 Growth Index, there were several areas of strength for the Portfolio. Among these was the financial services sector, which benefited both from stock selection in financial information services and diversified financial services firms and from an overweight allocation. Security selection in the multi-industry sector, which includes conglomerates, also boosted performance. In the utilities sector, an overweight allocation as well as selection in wireless companies added to relative returns.

At the close of the period, consumer discretionary represented the largest sector weight and overweight in the Portfolio, followed by the financial services and other energy sectors. The financial services and other energy sectors were overweight versus the Russell 1000 Growth Index.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

Global Equity Portfolio

For the 12-month period ended December 31, 2006, Global Equity Portfolio Class X shares produced a total return of 21.59 percent versus 20.07 percent for

Past performance is not predictive of future returns. Investment return and principal value will fluctuate. When you sell fund shares, they may be worth less than their original cost. Performance for Class Y shares will vary from the performance of Class X shares shown above due to differences in expenses.

	Average Annual Total Returns as of December 31, 2006
	1 Year		5 Years		10 Years		Since Inception*
Class X	21.59	%(1)	10.13	%(1)	7.79	%(1)	8.44	%(1)
Class Y	21.35	%(1)	9.85	%(1)	—		2.99	%(1)

(1)  Figure assumes reinvestment of all distributions for the underlying portfolio based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.

(2)  Ending value on December 31, 2006 for the underlying portfolio. This figure does not reflect the deduction of any account fees or sales charges.

(3)  The Morgan Stanley Capital International (MSCI) World Index measures performance from a diverse range of global stock markets including the U.S., Canada, Europe, Australia, New Zealand, and the Far East. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. "Net dividends" reflects a reduction in dividends after taking into account withholding of taxes by certain foreign countries represented in the Index. The index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

*  Inception dates of November 9, 1994 for Class X and July 24, 2000 for Class Y.

Morgan Stanley Select Dimensions Investment Series

Letter to the Shareholders  ■  December 31, 2006 continued

the MSCI World Index. For the same period, the Portfolio's Class Y shares returned 21.35 percent. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

Although the Portfolio's country and sector allocations may provide a useful basis for performance discussions, these allocations are not based on top-down positioning decisions. Given our bottom-up approach to stock selection, the Portfolio's weightings in countries or sectors are indicative of where we found the most attractive investment opportunities (or, conversely, a lack of opportunities) on an individual stock basis.

In the 12-month period, the Portfolio achieved positive performance relative to the MSCI World Index in a number of areas. The largest country-level contributors were an overweight in Spain, an underweight in Japan and an overweight in Singapore. These exposures proved advantageous during the period because Spain was the MSCI World Index's top performing market, Singapore was within the top five best performers, and Japan was among the worst performing markets. Moreover, of the 19 major world markets represented in the MSCI World Index, only two countries underperformed the U.S.: Japan and New Zealand. Because international markets had stronger performance, the Portfolio's underweight exposure to U.S. stocks served the Portfolio well. In addition, the Portfolio benefited from stock selection in Singapore, the U.S. and the U.K.

On a sector basis, an underweight in the energy sector boosted returns relative to the MSCI World Index. Because the earnings growth of energy companies is dependent on commodity prices, we have tended to avoid investment in energy stocks. The Portfolio's limited exposure to energy stocks was additive to performance as the price of crude oil began to retreat in the second half of the year. An underweight in the consumer staples sector and an overweight in the financials sector also had a positive influence on returns. Additionally, stock selection was strong in the financials, consumer discretionary and industrials sectors.

Relative to the MSCI World Index, an overweight position in South Africa and an underweight in France detracted from performance. Stock selection in Spain, Germany and Japan also had a detrimental effect. In terms of sectors, the Portfolio was hampered by an overweight in information technology and an underweight in utilities. Within the health care sector, both an overweight exposure and stock selection detracted from the Portfolio's results relative to the MSCI World Index.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

Morgan Stanley Select Dimensions Investment Series

Letter to the Shareholders  ■  December 31, 2006 continued

Growth Portfolio

For the 12-month period ended December 31, 2006, Growth Portfolio Class X shares produced a total return of 3.94 percent versus 9.07 percent for the Russell 1000® Growth Index. For the same period, the Portfolio's Class Y shares returned 3.75 percent. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

The Portfolio's underperformance against the Russell 1000 Growth Index was due to stock selection, although sector allocations did add modestly to returns. The largest detractor to performance was caused by an overweight position in the consumer discretionary sector. Stock selection in commercial services, education services and leisure time companies further weakened returns within this sector, and offset gains achieved through holdings in retail companies and radio and TV broadcasters. An overweight position in the producer durables sector also hampered performance, as did stock selection in homebuilding companies and an avoidance of aerospace securities. Within the health care sector, stock selection in pharmaceutical companies and medical and dental instruments firms proved disadvantageous and minimized the positive effect of the sector's underweight allocation.

Past performance is not predictive of future returns. Investment return and principal value will fluctuate. When you sell fund shares, they may be worth less than their original cost. Performance for Class Y shares will vary from the performance of Class X shares shown above due to differences in expenses.

	Average Annual Total Returns as of December 31, 2006
	1 Year		5 Years		10 Years		Since Inception*
Class X	3.94	%(1)	3.43	%(1)	5.56	%(1)	7.55	%(1)
Class Y	3.75	%(1)	3.18	%(1)	—		(3.36	)%(1)

(1)  Figure assumes reinvestment of all distributions for the underlying portfolio based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.

(2)  Ending value on December 31, 2006 for the underlying portfolio. This figure does not reflect the deduction of any account fees or sales charges.

(3)  The Russell 1000® Growth Index measures the performance of those companies in the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth values. The index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

*  Inception dates of November 9, 1994 for Class X and July 24, 2000 for Class Y.

Morgan Stanley Select Dimensions Investment Series

Letter to the Shareholders  ■  December 31, 2006 continued

Despite these detractors from overall performance, there were several positive contributors to the Portfolio. Among these was the multi-industry sector, which includes conglomerates. Within this sector, stock selection added to relative returns and helped to offset the detrimental effect of the sector's overweight allocation. In the materials and processing sector, the Portfolio's single holding in the agriculture, fishing and ranching industry also helped performance. In the utilities sector, an overweight position and selection in wireless companies strongly benefited returns.

At the close of the period, consumer discretionary represented the largest sector weight in the Portfolio, followed by the financial services and the multi-industry sectors. The consumer discretionary and the multi-industry sectors were overweight relative to the Index, while the financial services sector was weighted in-line with the Russell 1000 Growth Index.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

Money Market Portfolio

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in such funds.

As of December 31, 2006, Money Market Portfolio had net assets of more than $120 million with an average portfolio maturity of 36 days. For the seven-day period ended December 31, 2006, the Portfolio's Class X shares provided an effective annualized yield of 4.71 percent and a current yield of 4.61 percent, while its 30-day moving average yield for December was 4.82 percent. For the 12-month period ended December 31, 2006, the Portfolio's Class X shares returned 4.59 percent. Past performance is no guarantee of future results.

For the seven-day period ended December 31, 2006, the Portfolio's Class Y shares provided an effective annualized yield of 4.46 percent and a current yield of 4.36 percent, while its 30-day moving average yield for December was 4.50 percent. For the 12-month period ended December 31, 2006, the Portfolio's Class Y shares returned 4.34 percent. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

Our strategy in managing the Portfolio remained consistent with its long-term focus on maintaining preservation of capital and liquidity. We adhered to a conservative approach that emphasized purchasing

Morgan Stanley Select Dimensions Investment Series

Letter to the Shareholders  ■  December 31, 2006 continued

high-quality money market obligations and avoiding the use of derivatives or structured notes that might fluctuate excessively with changing interest rates.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

Utilities Portfolio

For the 12-month period ended December 31, 2006, Utilities Portfolio Class X shares produced a total return of 20.50 percent versus 20.99 percent for the S&P 500® Utilities Index and 15.79 percent for the S&P 500® Index. For the same period, the Portfolio's Class Y shares returned 20.17 percent. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

For the 12-month period ended December 31, 2006, all sub-sectors within the utilities sector provided strong returns relative to the broad market as defined by the S&P 500 Index. The Portfolio's underperformance relative to the S&P 500 Utilities Index was caused by an underweight allocation within the electric utilities segment; however, many of the European and Latin American telecom operators held in the Portfolio contributed favorably to total returns.

Past performance is not predictive of future returns. Investment return and principal value will fluctuate. When you sell fund shares, they may be worth less than their original cost. Performance for Class Y shares will vary from the performance of Class X shares shown above due to differences in expenses.

	Average Annual Total Returns as of December 31, 2006
	1 Year		5 Years		10 Years		Since Inception*
Class X	20.50	%(1)	10.84	%(1)	10.50	%(1)	11.61	%(1)
Class Y	20.17	%(1)	10.56	%(1)	—		2.03	%(1)

(1)  Figure assumes reinvestment of all distributions for the underlying portfolio based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.

(2)  Ending value on December 31, 2006 for the underlying portfolio. This figure does not reflect the deduction of any account fees or sales charges.

(3)  The Standard & Poor's 500® Utilities Index (S&P 500® Utilities Index) is an unmanaged, market capitalization weighted index consisting of utilities companies in the S&P 500® Index and is designed to measure the performance of the utilities sector. It includes reinvested dividends. The index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index. The Portfolio's primary benchmark is being changed from the S&P 500® Index to the S&P 500® Utilities Index to more accurately reflect the Portfolio's investible universe. The S&P 500® Index will continue to be listed in addition to the S&P 500® Utilities Index.

(4)  The Standard & Poor's 500® Index (S&P 500®) is a broad-based index, the performance of which is based on the performance of 500 widely-held common stocks chosen for market size, liquidity and industry group representation. The index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

*  Inception dates of November 9, 1994 for Class X and July 24, 2000 for Class Y.

Morgan Stanley Select Dimensions Investment Series

Letter to the Shareholders  ■  December 31, 2006 continued

Given the attractive opportunities within the broad utility markets, at the close of the period the Portfolio was fully invested and held an average cash balance in the range of 1 to 2 percent. The Portfolio provided shareholders with diversified exposure to the utilities sector through a 61 percent allocation to electric utilities, a 20 percent allocation to telecommunications services and a 19 percent allocation in natural gas/energy. Within the telecommunications services segment, 6 percent was allocated to European and Latin American telecommunication operators. We note that the Portfolio's holdings and allocations may be modified at any time, in response to our analysis of broader trends or company specific fundamentals.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

We appreciate your ongoing support of Morgan Stanley Select Dimensions Investment Series and look forward to continuing to serve your investment needs.

Very truly yours,

Ronald E. Robison
President and Principal Executive Officer

Morgan Stanley Select Dimensions Investment Series

Letter to the Shareholders  ■  December 31, 2006 continued

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Portfolios' Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 869-NEWS or by visiting the Mutual Fund Center on our Web site at www.morganstanley.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

You may obtain information regarding how the Portfolios voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting the Mutual Fund Center on our Web site at www.morganstanley.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

For More Information About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's web site, http://www.sec.gov. You may also review and copy them at the SEC's public reference room in Washington, DC. Information on the operation of the SEC's public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-0102.

Morgan Stanley Select Dimensions Investment Series

Expense Example  ■  December 31, 2006

As a shareholder of the Portfolio, you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, including advisory fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 07/01/06–12/31/06.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

Morgan Stanley Select Dimensions Investment Series

Expense Example  ■  December 31, 2006 continued

Money Market

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	07/01/06	12/31/06	07/01/06 – 12/31/06
Class X
Actual (2.43% return)	$1,000.00	$1,024.30	$2.98
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.99	$2.97
Class Y
Actual (2.31% return)	$1,000.00	$1,023.10	$4.24
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.74	$4.23

*  Expenses are equal to the Portfolio's annualized expense ratios of 0.59% and 0.84% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Flexible Income

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	07/01/06	12/31/06	07/01/06 – 12/31/06
Class X
Actual (5.05% return)	$1,000.00	$1,050.50	$2.84
Hypothetical (5% annual return before expenses)	$1,000.00	$1,022.43	$2.80
Class Y
Actual (4.96% return)	$1,000.00	$1,049.60	$4.13
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.17	$4.08

*  Expenses are equal to the Portfolio's annualized expense ratios of 0.55% and 0.80% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Balanced Growth

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	07/01/06	12/31/06	07/01/06 – 12/31/06
Class X
Actual (10.56% return)	$1,000.00	$1,105.60	$4.09
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.32	$3.92
Class Y
Actual (10.39% return)	$1,000.00	$1,103.90	$5.41
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.06	$5.19

*  Expenses are equal to the Portfolio's annualized expense ratios of 0.77% and 1.02% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Morgan Stanley Select Dimensions Investment Series

Expense Example  ■  December 31, 2006 continued

Utilities

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	07/01/06	12/31/06	07/01/06 – 12/31/06
Class X
Actual (15.55% return)	$1,000.00	$1,155.50	$4.07
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.42	$3.82
Class Y
Actual (15.42% return)	$1,000.00	$1,154.20	$5.43
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.16	$5.09

*  Expenses are equal to the Portfolio's annualized expense ratios of 0.75% and 1.00% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Dividend Growth

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	07/01/06	12/31/06	07/01/06 – 12/31/06
Class X
Actual (11.41% return)	$1,000.00	$1,114.10	$3.68
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.73	$3.52
Class Y
Actual (11.29% return)	$1,000.00	$1,112.90	$5.01
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.47	$4.79

*  Expenses are equal to the Portfolio's annualized expense ratios of 0.69% and 0.94% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Equally-Weighted S&P 500

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	07/01/06	12/31/06	07/01/06 – 12/31/06
Class X
Actual (11.22% return)	$1,000.00	$1,112.20	$1.49
Hypothetical (5% annual return before expenses)	$1,000.00	$1,023.79	$1.43
Class Y
Actual (11.08% return)	$1,000.00	$1,110.80	$2.82
Hypothetical (5% annual return before expenses)	$1,000.00	$1,022.53	$2.70

*  Expenses are equal to the Portfolio's annualized expense ratios of 0.28% and 0.53% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Morgan Stanley Select Dimensions Investment Series

Expense Example  ■  December 31, 2006 continued

Growth

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	07/01/06	12/31/06	07/01/06 – 12/31/06
Class X
Actual (7.25% return)	$1,000.00	$1,072.50	$3.81
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.53	$3.72
Class Y
Actual (7.15% return)	$1,000.00	$1,071.50	$5.12
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.27	$4.99

*  Expenses are equal to the Portfolio's annualized expense ratios of 0.73% and 0.98% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Focus Growth

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	07/01/06	12/31/06	07/01/06 – 12/31/06
Class X
Actual (4.80% return)	$1,000.00	$1,048.00	$3.61
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.68	$3.57
Class Y
Actual (4.65% return)	$1,000.00	$1,046.50	$4.90
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.42	$4.84

*  Expenses are equal to the Portfolio's annualized expense ratios of 0.70% and 0.95% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Capital Opportunities

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	07/01/06	12/31/06	07/01/06 – 12/31/06
Class X
Actual (5.25% return)	$1,000.00	$1,052.50	$4.91
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.42	$4.84
Class Y
Actual (5.08% return)	$1,000.00	$1,050.80	$6.20
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.16	$6.11

*  Expenses are equal to the Portfolio's annualized expense ratios of 0.95% and 1.20% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Morgan Stanley Select Dimensions Investment Series

Expense Example  ■  December 31, 2006 continued

Global Equity

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	07/01/06	12/31/06	07/01/06 – 12/31/06
Class X
Actual (14.80% return)	$1,000.00	$1,148.00	$5.47
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.11	$5.14
Class Y
Actual (14.72% return)	$1,000.00	$1,147.20	$6.82
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.85	$6.41

*  Expenses are equal to the Portfolio's annualized expense ratios of 1.01% and 1.26% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Developing Growth

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	07/01/06	12/31/06	07/01/06 – 12/31/06
Class X
Actual (6.22% return)	$1,000.00	$1,062.20	$3.43
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.88	$3.36
Class Y
Actual (6.07% return)	$1,000.00	$1,060.70	$4.73
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.62	$4.63

*  Expenses are equal to the Portfolio's annualized expense ratios of 0.66% and 0.91% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Money Market

Portfolio of Investments  ■  December 31, 2006

PRINCIPAL AMOUNT IN THOUSANDS		ANNUALIZED YIELD ON DATE OF PURCHASE	MATURITY	VALUE
	Commercial Paper (85.2%)
	Asset-Backed - Auto (4.8%)
$1,795	DaimlerChrysler Revolving Auto Conduit LLC A-1 (Series I)	5.34%	01/05/07 - 02/05/07	$1,789,266
3,968	DaimlerChrysler Revolving Auto Conduit LLC A-1 (Series II)	5.32 - 5.33	01/10/07 - 01/18/07	3,960,099
				5,749,365
	Asset-Backed - Consumer (16.2%)
2,554	Barton Capital LLC*	5.30 - 5.32	01/16/07 - 02/09/07	2,540,774
3,384	Bryant Park Funding LLC*	5.31 - 5.35	01/03/07 - 01/19/07	3,378,212
954	Kitty Hawk Funding Corp.	5.37	03/20/07	942,764
458	Mont Blanc Capital Corp.	5.34	02/14/07	454,898
623	Old Line Funding, LLC*	5.32	01/04/07	622,541
990	Ranger Funding Co., LLC	5.34	02/12/07	983,587
325	Regency Markets No 1 LLC*	5.36	01/05/07	324,710
600	Sheffield Receivables Corp.	5.36	01/08/07	599,198
4,162	Thames Asset Global Securitization	5.31 - 5.36	01/05/07 - 02/07/07	4,150,706
3,916	Three Rivers Funding Corp.	5.32 - 5.38	01/02/07 - 01/11/07	3,911,110
1,711	Thunder Bay Funding, LLC*	5.41 - 5.46	01/05/07	1,709,451
				19,617,951
	Asset-Backed - Corporate (15.1%)
2,700	Amsterdam Funding Corp.	5.32 - 5.34	01/05/07 - 01/12/07	2,697,224
1,487	Atlantis One Funding	5.31 - 5.37	01/25/07 - 02/01/07	1,480,176
1,500	Eureka Securitization, Inc.	5.31	01/08/07	1,498,024
5,321	Kaiserplatz Funding (Delaware) LLC*	5.34 - 5.35	01/12/07 - 04/04/07	5,289,934
3,581	Nieuw Amsterdam Receivables Corp.	5.31 - 5.34	01/09/07 - 02/15/07	3,565,417
3,750	Simba Funding Corp.	5.33 - 5.36	01/22/07 - 03/21/07	3,717,408
				18,248,183
	Asset-Backed - Diversified (5.0%)
1,221	CRC Funding LLC.*	5.33 - 5.36	01/23/07 - 01/25/07	1,216,634
4,559	Fairway Finance Co. LLC*	5.31 - 5.38	01/02/07 - 01/22/07	4,552,298
303	Yorktown Capital, LLC	5.32	01/10/07	302,509
				6,071,441
	Asset-Backed - Mortgage (3.9%)
4,775	Sydney Capital Corp.*	5.33 - 5.36	01/17/07 - 03/07/07	4,745,563
	Asset-Backed - Securities (9.9%)
1,705	Cancara Asset Securitisation LLC	5.33	01/09/07	1,702,485
590	Clipper Receivables Co., LLC*	5.34	02/06/07	586,699
350	Curzon Funding LLC	5.34	03/20/07	345,909

See Notes to Financial Statements

Money Market

Portfolio of Investments  ■  December 31, 2006 continued

PRINCIPAL AMOUNT IN THOUSANDS		ANNUALIZED YIELD ON DATE OF PURCHASE		MATURITY	VALUE
$550	Galleon Capital, LLC*	5.38%		01/18/07	$548,444
3,824	Golden Fish LLC*	5.34 - 5.37		01/04/07 - 01/24/07	3,812,827
1,500	Grampian Funding LLC*	5.33		02/15/07 - 03/22/07	1,486,665
989	Scaldis Capital LLC*	5.33		01/22/07 - 01/26/07	985,501
2,500	Solitaire Funding LLC	5.33 - 5.39		01/12/07 - 02/22/07	2,489,310
					11,957,840
	Banking (1.9%)
2,319	Bank of America Corp.	5.33 - 5.35		03/01/07 - 03/09/07	2,297,292
	Financial Conglomerates (0.2% )
250	General Electric Capital Corp.	5.38		02/20/07	248,104
	Insurance (3.1%)
3,740	Irish Life & Permanent PLC*	5.32 - 5.36		01/08/07 - 04/04/07	3,727,132
	International Banks (25.1%)
4,450	Abbey National North America LLC	5.36		01/08/07	4,444,137
1,300	ABN AMRO N.A. Finance, Inc.	5.33		04/05/07	1,281,973
2,750	BNP Paribas Finance, Inc.	5.33 - 5.34		03/07/07 - 05/10/07	2,712,086
550	Bank of Ireland*	5.49 - 5.50		04/10/07	541,822
779	CBA (Delaware) Finance Inc.	5.34		01/08/07	777,972
3,854	DEPFA Bank PLC*	5.31 - 5.36		01/04/07 - 05/01/07	3,809,679
1,350	DnB NOR Bank ASA	5.34		01/08/07	1,348,228
962	HBOS Treasury Services PLC	5.34		03/05/07	952,824
1,050	ING (U.S.) Funding LLC	5.31		01/03/07	1,049,385
1,400	IXIS Commercial Paper Corp.	5.31 - 5.35		01/12/07 - 02/16/07	1,395,267
1,000	KBC Financial Products International Ltd*	5.29		04/05/07	986,133
600	Nordea North America Inc.	5.35		02/02/07	597,008
255	Royal Bank of Canada	5.32		02/02/07	253,731
974	Santander Central Hispano Finance (Del) Inc.	5.35		02/08/07	968,265
1,200	Skandinaviska Enskkilda Banken AB	5.33		01/26/07	1,195,239
2,283	Societe General N.A., Inc.	5.30 - 5.34		01/19/07 - 05/01/07	2,263,530
1,410	Swedbank	5.33 - 5.41		01/03/07 - 02/12/07	1,404,979
3,580	Swedbank Mortgage AB	5.33 - 5.38		01/29/07 - 02/02/07	3,562,760
800	Westpac Banking Corp.	5.31		01/24/07	797,067
					30,342,085
	Total Commercial Paper (Cost $103,004,956)				103,004,956
	Floating Rate Notes (2.9%)
	Domestic Banks
1,000	American Express Centurion Bank	5.44	†	01/19/07‡	1,000,551
1,000	SunTrust Banks, Inc.	5.45	†	01/15/07‡	1,000,838

See Notes to Financial Statements

Money Market

Portfolio of Investments  ■  December 31, 2006 continued

PRINCIPAL AMOUNT IN THOUSANDS		ANNUALIZED YIELD ON DATE OF PURCHASE		MATURITY	VALUE
$1,000	Wachovia Corp.	5.44	† %	01/22/07‡	$1,000,498
500	World Savings Bank, FSB	5.43	†	03/01/07‡	500,176
	Total Floating Rate Notes (Cost $3,502,063)				3,502,063
	Bankers' Acceptance (4.5%)
5,489	J.P. Morgan Chase & Co. (Cost $5,444,298)	5.32 - 5.41		01/02/07 - 04/09/07	5,444,298
	Certificate of Deposit (7.3%)
	International Banks (5.2%)
345	Australia & New Zealand Bkg. Group	5.36		01/29/07	344,797
1,000	Fortis Bank	5.35		04/27/07	999,538
500	HBOS Treasury Services PLC (New York)	5.35		03/05/07	499,522
3,000	Natixis	5.34 - 5.40		01/02/07 - 01/31/07	2,999,018
375	Rabobank Nederland	5.48		03/13/07	374,649
250	Royal Bank of Scotland PLC	5.38		01/18/07	249,901
885	Societe General	5.35		01/17/07	884,664
					6,352,089
	Domestic Banks (2.1%)
2,500	Well Fargo Bank, N.A.	5.38 - 5.40		01/31/07 - 02/28/07	2,498,173
	Total Certificate of Deposit (Cost $8,850,262)				8,850,262
	Total Investments (Cost $120,801,579) (a)			99.9%	120,801,579
	Other Assets in Excess of Liabilities			0.1	168,555
	Net Assets			100.0%	$120,970,134

  *  Resale is restricted to qualified institutional investors

  †  Rate shown is the rate in effect at December 31, 2006.

  ‡  Date of next interest rate reset.

  (a)  Cost is the same for federal income tax purposes.

MATURITY SCHEDULE*

1-30 Days	59%
31-60 Days	21
61-90 Days	10
91-120 Days	7
121-180 Days	3
100%

*  As a percentage of total market value.

See Notes to Financial Statements

Flexible Income

Portfolio of Investments  ■  December 31, 2006

PRINCIPAL AMOUNT IN THOUSANDS			COUPON RATE		MATURITY DATE	VALUE
		Government & Corporate Bonds (95.6%)
		Foreign (15.8%)
		Argentina (0.4%)
		Government Obligations
ARS	682	Republic of Argentina	0.00	**%	12/15/35	$26,514
	340	Republic of Argentina++++	5.83		12/31/33	165,750
	$15	Republic of Argentina (i)	0.00	**	12/15/35	2,031
	6	Republic of Argentina (d) (i) ++++	8.28		12/31/33	6,217
	60	Republic of Argentina (c)	13.97		04/10/49	26,700
		Total Argentina				227,212
		Australia (0.5%)
		Beverages: Alcoholic (0.2%)
	100	FBG Finance Ltd. - 144A*	5.125		06/15/15	94,690
		Other Metals/Minerals (0.0%)
	70	Murrin Holdings Property Ltd. (c) (i)	9.375		08/31/07	0
		Property - Casualty Insurers (0.3%)
	200	Mantis Reef Ltd. - 144A*	4.692		11/14/08	197,518
		Total Australia				292,208
		Bermuda (0.1%)
		Cable/Satellite TV
	75	Intelsat Bermuda Ltd.	10.484	**	01/15/12	76,031
		Brazil (1.3%)
		Government Obligations
	171	Federal Republic of Brazil	8.00		01/15/18	190,579
	77	Federal Republic of Brazil	8.875		10/14/19	94,132
	70	Federal Republic of Brazil	11.00		08/17/40	92,837
	280	Federal Republic of Brazil	14.50		10/15/09	348,600
		Total Brazil				726,148
		Canada (2.2%)
		Commercial Printing/Forms (0.5%)
	255	Quebecor World Capital Corp. - 144A*	8.75		03/15/16	245,438
		Media Conglomerates (0.0%)
	1	Canwest Media Inc.	8.00		09/15/12	627
		Oil & Gas Pipelines (0.5%)
	315	Kinder Morgan Finance Co.	5.70		01/05/16	289,512
		Oil & Gas Production (0.3%)
	170	Husky Oil Ltd.	8.90		08/15/28	178,646

See Notes to Financial Statements

Flexible Income

Portfolio of Investments  ■  December 31, 2006 continued

PRINCIPAL AMOUNT IN THOUSANDS			COUPON RATE		MATURITY DATE	VALUE
		Other Metals/Minerals (0.2%)
	$90	Brascan Corp.	7.125%		06/15/12	$96,000
		Other Transportation (0.2%)
	140	CHC Helicopter Corp.	7.375		05/01/14	135,625
		Pulp & Paper (0.5%)
	25	Abitibi-Consolidated Inc.	8.85		08/01/30	20,625
	265	Bowater Canada Finance	7.95		11/15/11	261,025
						281,650
		Total Canada				1,227,498
		Denmark (0.3%)
		Telecommunications
	80	Nordic Telecommunications Holdings - 144A*	8.875		05/01/16	86,000
EUR	60	TDC AS	6.50		04/19/12	83,517
		Total Denmark				169,517
		Ecuador (0.1%)
		Government Obligation
	$50	Republic of Ecuador - 144A*	10.00	**	08/15/30	37,125
		France (0.3%)
		Oilfield Services/Equipments (0.1%)
	25	Compagnie Generale de Geophysique S.A.	7.50		05/15/15	25,250
		Telecommunications (0.2%)
	95	France Telecom S.A.	8.50	**	03/01/31	125,079
		Total France				150,329
		Indonesia (0.4%)
		Pulp & Paper
	264	Tjiwi Kimia Finance BV	0.00	**	04/28/27	46,134
	64	Tjiwi Kimia Finance BV - 144A*	6.00	**	04/28/15	51,398
	213	Tjiwi Kimia Finance BV - 144A*	6.00	**	04/28/18	116,329
		Total Indonesia				213,861
		Israel (0.3%)
		Electrical Products
	160	Ormat Funding Corp.	8.25		12/30/20	163,879
		Japan (4.0%)
		Government Obligations
JPY	170,000	Japan (Government of)	0.50		03/20/07	1,428,027

See Notes to Financial Statements

Flexible Income

Portfolio of Investments  ■  December 31, 2006 continued

PRINCIPAL AMOUNT IN THOUSANDS			COUPON RATE		MATURITY DATE	VALUE
JPY	90,000	Japan (Government of)	0.30%		02/15/08	$753,157
		Total Japan				2,181,184
		Luxembourg (0.7%)
		Telecommunications
	$30	Telecom Italia Capital SpA	4.00		11/15/08	29,228
	80	Telecom Italia Capital SpA	4.00		01/15/10	76,445
	265	Wind Acquisition Finance SA - 144A*	10.75		12/01/15	302,763
		Total Luxembourg				408,436
		Mexico (2.0%)
		Government Obligations (1.4%)
MXN	1,000	Mexican Fixed Rate Bonds	8.00		12/17/15	95,877
	3,390	Mexican Fixed Rate Bonds	10.00		12/05/24	389,465
	$250	United Mexican States Corp.	8.375		01/14/11	278,750
						764,092
		Oil & Gas Production (0.5%)
	80	Pemex Project Funding Master Trust	9.50		09/15/27	107,720
	170	Pemex Project Funding Master Trust - 144A*	6.66	**	06/15/10	174,930
						282,650
		Telecommunications (0.1%)
	66	Axtel SA	11.00		12/15/13	73,788
		Total Mexico				1,120,530
		Netherlands (0.2%)
		Telecommunications
	70	Telefonica Europe BV	8.25		09/15/30	83,636
		Russia (1.7%)
		Government Obligations (1.5%)
	50	Federal Republic of Russia	8.25		03/31/10	52,143
	15	Federal Republic of Russia	5.00	**	03/31/30	17,006
	201	Federal Republic of Russia	11.00		07/24/18	291,701
	190	Federal Republic of Russia	12.75		06/24/28	344,375
	100	Russian Agricultural Bank - 144A*	7.175		05/16/13	105,625
						810,850
		Oil & Gas Pipelines (0.2%)
	75	Gaz Capital	8.625		04/28/34	97,125
		Total Russia				907,975

See Notes to Financial Statements

Flexible Income

Portfolio of Investments  ■  December 31, 2006 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
	Turkey (0.4%)
	Government Obligations
$80	Citigroup, Inc. - 144A* +++	0.00%		08/14/08	$83,030
100	JP Morgan Chase - 144A*+++	0.00		08/15/08	74,750
55	Republic of Turkey	11.875		01/15/30	85,112
	Total Turkey				242,892
	Ukraine (0.1%)
	Government Obligation
40	Ukraine Ministry of Finance - 144A*	6.58		11/21/16	40,100
	United Kingdom (0.1%)
	Cable/Satellite TV
40	NTL Cable PLC	8.75		04/15/14	42,050
	Venezuela (0.7%)
	Government Obligations
70	Republic of Venezuela	8.50		10/08/14	79,380
160	Republic of Venezuela	9.375		01/13/34	211,600
80	Republic of Venezuela	10.75		09/19/13	99,600
	Total Venezuela				390,580
	Total Foreign (Cost $8,445,528)				8,701,191
	United States (79.8%)
	Corporate Bonds (31.3%)
	Advertising/Marketing Services (0.4%)
65	Idears, Inc. - 144A*	8.00		11/15/16	66,300
85	Interpublic Group of Companies, Inc. (The)	5.40		11/15/09	83,725
65	Interpublic Group of Companies, Inc. (The)	6.25		11/15/14	60,775
					210,800
	Aerospace & Defense (0.5%)
165	K&F Acquisition Inc.	7.75		11/15/14	170,775
76	Systems 2001 Asset Trust - 144A*	6.664		09/15/13	79,158
					249,933
	Air Freight/Couriers (0.1%)
40	Fedex Corp.	7.25		02/15/11	42,656
	Apparel/Footwear (0.6%)
125	Levi Strauss & Co.	10.122	**	04/01/12	128,906
200	Phillips-Van Heusen Corp.	7.25		02/15/11	205,000
					333,906

See Notes to Financial Statements

Flexible Income

Portfolio of Investments  ■  December 31, 2006 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
	Auto Parts: O.E.M. (0.6%)
$330	ArvinMeritor, Inc.	8.75%		03/01/12	$340,725
	Building Products (0.1%)
35	Interface Inc.	7.30		04/01/08	35,788
	Cable/Satellite TV (1.2%)
170	Cablevision Systems Corp. (Series B)	9.87	**	04/01/09	180,200
101	CCH I LLC/CCH I Cap Co.	11.00		10/01/15	104,156
140	Comcast Cable Communications Inc.	6.75		01/30/11	146,821
140	Echostar DBS Corp.	6.375		10/01/11	139,475
65	Echostar DBS Corp.	6.625		10/01/14	63,538
					634,190
	Casino/Gaming (1.3%)
840	Aladdin Gaming Holdings/Capital Corp. LLC (Series B) (a) (c) (i)	13.50		03/01/10	0
200	Isle of Capri Casinos	7.00		03/01/14	200,000
335	MGM Mirage Inc.	6.00		10/01/09	335,838
299	Resort At Summerlin LP/Ras Co. (Series B) (a) (c) (i)	13.00	†	12/15/07	0
165	Station Casinos, Inc.	6.00		04/01/12	157,369
30	Station Casinos, Inc.	6.875		03/01/16	27,075
					720,282
	Chemicals: Major Diversified (0.5%)
45	ICI Wilmington Inc.	4.375		12/01/08	44,173
255	Westlake Chemical Corp.	6.625		01/15/16	247,988
					292,161
	Chemicals: Specialty (1.2%)
161	Equistar Chemical Funding	10.125		09/01/08	171,868
35	Equistar Chemical Funding	10.625		05/01/11	37,450
280	Innophos, Inc.	8.875	**	08/15/14	285,600
32	Innophos, Inc.	13.38	** †	02/15/15	33,911
120	Koppers Holdings, Inc.	9.875	#	11/15/14	96,600
26	Koppers Industry Inc.	9.875		10/15/13	28,405
					653,834
	Coal (0.1%)
35	Foundation PA Coal Co.	7.25		08/01/14	35,788
	Computer Processing Hardware (0.2%)
85	Hewlett-Packard Co.	5.496		05/22/09	85,191
	Containers/Packaging (1.6%)
220	Berry Plastics Holding Corp. - 144A*	8.875		09/15/14	224,400
100	Graham Packaging Company Inc.	8.50		10/15/12	101,500

See Notes to Financial Statements

Flexible Income

Portfolio of Investments  ■  December 31, 2006 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
$150	Graphic Packaging International Corp.	9.50		%08/15/13	$159,000
390	Owens-Illinois, Inc.	7.50		05/15/10	393,413
					878,313
	Data Processing Services (0.2%)
105	Sungard Data Systems Inc.	9.125		08/15/13	110,775
	Department Stores (0.2%)
85	May Department Stores Co.	6.70		07/15/34	84,102
	Drugstore Chains (0.2%)
20	CVS Corp.	5.75		08/15/11	20,261
85	CVS Corp. - 144A*	6.036		12/10/28	84,905
					105,166
	Electric Utilities (2.4%)
80	AES Corp. (The)	7.75		03/01/14	84,800
11	AES Corp. (The)	8.875		02/15/11	11,852
16	AES Corp. (The)	9.375		09/15/10	17,460
60	AES Corp. (The) - 144A*	9.00		05/15/15	64,800
140	Arizona Public Service Co.	5.80		06/30/14	139,889
55	CC Funding Trust I	6.90		02/16/07	55,068
70	Consumers Energy Co.	4.80		02/17/09	69,117
50	Detroit Edison Co. (The)	6.125		10/01/10	51,158
45	Entergy Gulf States, Inc.	3.60		06/01/08	43,826
100	Entergy Gulf States, Inc.	5.769	**	12/01/09	99,864
205	IPALCO Enterprises, Inc.	8.375		11/14/08	213,713
30	IPALCO Enterprises, Inc.	8.625		11/14/11	32,775
115	MSW Energy Holdings/Finance	7.375		09/01/10	117,875
25	MSW Energy Holdings/Finance	8.50		09/01/10	26,125
70	Ohio Power Company - IBC (Series K)	6.00		06/01/16	72,006
30	Panhandle Eastern Pipe Line Co. (Series B)	2.75		03/15/07	29,824
49	PSEG Energy Holdings Inc.	8.625		02/15/08	50,470
50	Texas Eastern Transmission, LP	7.00		07/15/32	56,312
25	TXU Energy Co.	7.00		03/15/13	26,192
35	Wisconsin Electric Power Co.	3.50		12/01/07	34,434
					1,297,560
	Electrical Products (0.2%)
35	Cooper Industries, Inc.	5.25		07/01/07	34,897
65	Cooper Industries, Inc.	5.25		11/15/12	64,423
					99,320
	Environmental Services (0.1%)
42	Allied Waste North America, Inc.	9.25		09/01/12	44,835

See Notes to Financial Statements

Flexible Income

Portfolio of Investments  ■  December 31, 2006 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
	Finance/Rental/Leasing (1.0%)
$30	CIT Group, Inc.	3.65%		11/23/07	$29,579
225	Ford Motor Credit Co.	7.25		10/25/11	220,556
125	MBNA Corp.	5.798	**	05/05/08	125,815
150	Residential Capital Corp.	6.375		06/30/10	151,863
					527,813
	Financial Conglomerates (1.4%)
120	Chase Manhattan Corp.	6.00		02/15/09	121,409
10	Chase Manhattan Corp.	7.00		11/15/09	10,475
20	General Electric Capital Corp.	4.25		12/01/10	19,368
615	General Motors Acceptance Corp.	6.875		09/15/11	631,432
					782,684
	Food Retail (0.3%)
35	CA FM Lease Trust - 144A*	8.50		07/15/17	37,599
145	Delhaize America, Inc.	8.125		04/15/11	157,145
					194,744
	Food: Major Diversified (0.3%)
60	ConAgra Foods, Inc.	7.00		10/01/28	65,190
25	ConAgra Foods, Inc.	8.25		09/15/30	30,794
25	General Mills Inc.	3.875		11/30/07	24,631
50	Sara Lee Corp.	6.125		11/01/32	45,380
					165,995
	Food: Meat/Fish/Dairy (0.9%)
85	Michael Foods Inc. (Series B)	8.00		11/15/13	88,613
60	Pilgrim's Pride Corp.	9.25		11/15/13	62,850
115	Pilgrim's Pride Corp.	9.625		09/15/11	120,750
125	Smithfield Foods Inc.	7.00		08/01/11	126,875
70	Smithfield Foods Inc.	7.625		02/15/08	71,400
20	Smithfield Foods Inc. (Series B)	8.00		10/15/09	21,000
					491,488
	Gas Distributors (0.3%)
120	NiSource Finance Corp.	5.94	**	11/23/09	120,131
45	Sempra Energy	4.621		05/17/07	44,832
					164,963
	Home Building (0.1%)
45	Tech Olympic USA, Inc.	9.00		07/01/10	44,550
	Home Furnishings (0.1%)
50	Mohawk Industries, Inc. (Series D)	7.20		04/15/12	51,990

See Notes to Financial Statements

Flexible Income

Portfolio of Investments  ■  December 31, 2006 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
	Home Improvement Chains (0.1%)
$40	Home Depot Inc.	5.49%		12/16/09	$40,030
	Hospital/Nursing Management (1.0%)
125	Columbia/HCA Healthcare Corp.	7.69		06/15/25	104,088
95	HCA, Inc.	5.75		03/15/14	79,088
75	HCA, Inc. - 144A*	9.125		11/15/14	80,344
115	Tenet Healthcare Corp.	7.375		02/01/13	106,231
170	Tenet Healthcare Corp.	9.875		07/01/14	173,825
					543,576
	Hotels/Resorts/Cruiselines (0.2%)
120	Hyatt Equities LLC - 144A*	6.875		06/15/07	120,512
	Household/Personal Care (0.1%)
75	Clorox Co. (The)	5.485	**	12/14/07	75,102
	Industrial Machinery (0.1%)
32	Goodman Global Holding Company, Inc. (Series B)	8.36	**	06/15/12	32,560
	Industrial Specialties (0.3%)
165	Johnsondiversy, Inc.	9.625		05/15/12	173,663
	Insurance Brokers/Services (0.5%)
290	Farmers Exchange Capital - 144A*	7.05		07/15/28	303,476
	Major Banks (1.1%)
150	USB Capital IX	6.189	**	***	153,336
440	Wachovia Capital Trust III	5.80	**	***	444,041
					597,377
	Media Conglomerates (0.6%)
55	News America Holdings, Inc.	7.75		02/01/24	61,535
30	News America Inc.	7.125		04/08/28	31,742
150	Time Warner, Inc.	5.606		11/13/09	150,216
85	Viacom, Inc.	6.875		04/30/36	84,300
					327,793
	Medical Distributors (0.1%)
70	AmerisourceBergen Corp.	5.625		09/15/12	69,165
	Medical/Nursing Services (0.4%)
181	Fresenius Medical Care Capital Trust	7.875		06/15/11	190,503
25	Fresenius Medical Care Capital Trust II	7.875		02/01/08	25,500
					216,003
	Metal Fabrications (0.1%)
60	General Cable Corp.	9.50		11/15/10	63,900

See Notes to Financial Statements

Flexible Income

Portfolio of Investments  ■  December 31, 2006 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Miscellaneous Commercial Services (0.4%)
$55	Iron Mountain Inc.	7.75%	01/15/15	$56,375
140	Iron Mountain Inc.	8.625	04/01/13	145,250
				201,625
	Miscellaneous Manufacturing (0.3%)
195	Propex Fabrics Inc.	10.00	12/01/12	173,550
	Motor Vehicles (0.8%)
55	DaimlerChrysler North American Holdings Co.	8.50	01/18/31	65,658
420	General Motors Corp.	8.375	07/15/33	390,600
				456,258
	Multi-Line Insurance (0.4%)
160	AIG Sun America Global Finance VI - 144A*	6.30	05/10/11	166,663
30	American General Finance Corp. (Series H)	4.625	09/01/10	29,301
35	Equitable Cos Inc.	6.50	04/01/08	35,431
				231,395
	Oil & Gas Pipelines (1.2%)
85	Colorado Interstate Gas Co.	6.80	11/15/15	88,806
140	El Paso Production Holdings	7.75	06/01/13	147,175
50	GAZ Capital - 144A*	6.212	11/22/16	50,475
95	Pacific Energy Partners/Finance	7.125	06/15/14	97,599
70	Plains All American Pipeline L.P.	6.70	05/15/36	72,238
175	Williams Companies, Inc. (The)	7.875	09/01/21	188,563
				644,856
	Oil & Gas Production (1.7%)
375	Chesapeake Energy Corp.	7.50	09/15/13	392,344
90	Chesapeake Energy Corp.	7.625	07/15/13	95,288
75	Hilcorp Energy/Finance - 144A*	7.75	11/01/15	74,063
78	Hilcorp Energy/Finance - 144A*	10.50	09/01/10	83,850
40	Magnum Hunter Resources, Inc.	9.60	03/15/12	42,150
270	Pogo Producing Co.	6.875	10/01/17	259,200
				946,895
	Oilfield Services/Equipment (0.3%)
50	Hanover Compressor Co.	9.00	06/01/14	54,250
62	Hanover Equipment Trust 2001 A (Series A)	8.50	09/01/08	63,085
60	Hanover Equipment Trust 2001 B (Series B)	8.75	09/01/11	62,850
				180,185
	Pharmaceuticals: Major (0.1%)
58	Warner Chilcott Corp.	8.75	02/01/15	59,740

See Notes to Financial Statements

Flexible Income

Portfolio of Investments  ■  December 31, 2006 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
	Property - Casualty Insurers (0.1%)
$85	St. Paul Travelers Companies, Inc. (The)	5.01%		08/16/07	$84,687
	Publishing: Books/Magazines (0.2%)
95	Dex Media West/Finance	9.875		08/15/13	104,025
	Pulp & Paper (0.1%)
35	Glatfelter P.H.	7.125		05/01/16	35,350
	Railroads (0.2%)
70	Norfolk Southern Corp.	7.35		05/15/07	70,491
30	Union Pacific Corp. (Series E)	6.79		11/09/07	30,295
					100,786
	Real Estate Investment Trusts (0.5%)
85	Host Marriott LP	6.375		03/15/15	84,256
210	Host Marriott LP	7.125		11/01/13	215,775
					300,031
	Restaurants (0.0%)
15	Tricon Global Restaurants, Inc.	8.875		04/15/11	16,842
	Savings Banks (0.0%)
25	Household Finance Corp.	4.125		12/15/08	24,515
	Semiconductors (0.5%)
275	Freescale Semiconductor - 144A*	8.875		12/15/14	275,344
	Specialty Stores (1.2%)
290	Linens' n Things, Inc.	10.999		01/15/14	282,750
365	Sonic Automotive, Inc.	8.625		08/15/13	377,775
					660,525
	Specialty Telecommunications (0.6%)
85	American Tower Corp.	7.125		10/15/12	87,762
90	American Tower Corp.	7.50		05/01/12	93,600
125	Qwest Communications International	8.874	**	02/15/09	127,188
20	U.S. West Communications Corp.	5.625		11/15/08	20,125
					328,675
	Telecommunications (0.5%)
130	AT&T Corp.	8.00		11/15/31	161,776
181	Exodus Communications, Inc. (a) (c) (i)	11.625		07/15/10	0
433	Rhythms Netconnections, Inc. (a) (c) (i)	12.75		04/15/09	0
60	SBC Communications, Inc.	6.15		09/15/34	59,208
55	Sprint Capital Corp.	8.75		03/15/32	66,386
					287,370

See Notes to Financial Statements

Flexible Income

Portfolio of Investments  ■  December 31, 2006 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
	Tobacco (0.5%)
$200	Reynolds American Inc.	7.25%		06/01/13	$208,899
75	RJ Reynolds Tobacco Holdings	6.50		07/15/10	76,452
					285,351
	Trucks/Construction/Farm Machinery (0.6%)
175	Caterpillar Financial Services Corp. (Series F)	5.445	**	08/20/07	175,181
122	Manitowoc Inc. (The)	10.50		08/01/12	131,608
					306,789
	Water Utilities (0.2%)
100	Nalco Co.	7.75		11/15/11	102,750
	Wireless Telecommunications (0.2%)
110	Ubiquitel Operating Co.	9.875		03/01/11	119,350
	Total Corporate Bonds (Cost $18,827,088)				17,169,603
	Asset-Backed Securities** (7.4%)
	Finance/Rental/Leasing
76	Ace Securities Corp. 2005-HE4 A2A	5.46		07/25/35	75,896
61	Aegis Asset Backed Securities Trust 2005-4 1A1	5.46		10/25/35	61,423
650	American Express Credit Account Master Trust	5.46		12/15/09	650,739
70	Bear Stearns Asset Backed 2005-HE8 A1	5.47		08/25/35	70,368
156	Bear Stearns Asset Backed 2005-AQ1 2A1	5.57		03/25/35	155,785
68	Capital Auto Receivables Asset Trust 2005-1 A3	5.41		04/15/08	68,257
425	Capital Auto Receivables Asset Trust 2006-2 A3B	5.41		05/15/11	425,000
85	Carrington Mortgage Loan Trust 2005-NC4 A1	5.50		09/25/35	84,765
11	Countrywide Asset-Backed Certificates 2004-3 3A2	5.55		12/25/32	11,330
269	Countrywide Asset-Backed Certificates 2005-16 2AF1	5.50		05/25/36	268,958
90	Credit-Based Asset Servicing & Securities 2005-CB4 AV1	5.45		08/25/35	90,183
64	Credit-Based Asset Servicing & Securities 2005-CB5 AV1	5.46		08/25/35	64,463
104	First Franklin Mortgage Series 2005-FF7 A2	5.45		07/25/35	103,667
525	GE Capital Credit Card Master Note Trust 2004-1 A	5.40		06/15/10	525,511
43	GSAMP Trust 2005-HE4 A2A	5.47		08/25/35	42,855
116	Impac CMB Trust 2004-3 1A	5.60		06/25/34	115,886
600	MBNA Master Credit Card Trust	5.49		02/16/10	601,079
33	Merrill Auto Trust Securitization 2005-1 A2B	5.36		04/25/08	32,623
15	Option One Mtge Loan Trust 2004-3 A3	5.65		11/25/34	15,466
156	RAAC Series 2006-SP1 A1	5.45		09/25/45	156,486
61	Specialty Underwriting & Residential Finance 2004-BC2 A2	5.62		05/25/35	61,012
7	Structured Asset Investment Loan Trust 2003-BC13 3A	5.69		11/25/33	7,144

See Notes to Financial Statements

Flexible Income

Portfolio of Investments  ■  December 31, 2006 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
$138	Structured Asset Securities 2005-GEL1 A	5.70%		12/25/34	$138,545
230	Structured Asset Securities Corp. 2005-S2 A2	5.55		06/25/35	230,706
19	Terwin Mortgage Trust 2005-8HE A1-144A*	5.47		07/25/35	18,945
	Total Asset-Backed Securities (Cost $4,077,155)				4,077,092
	U.S. Government Obligations (12.0%)
	U. S. Treasury Bonds (8.5%)
2,050		6.125		08/15/29	2,396,579
565		6.375		08/15/27	672,483
460		8.75		05/15/17	608,710
705	(b)	8.75		08/15/20	974,883
					4,652,655
	U. S. Treasury Strips (3.5%)
1,900		0.00		08/15/22	883,772
1,750		0.00		08/15/17	1,054,070
					1,937,842
	Total U.S. Government Obligations (Cost $6,565,945)				6,590,497
	Collateralized Mortgage Obligations (19.3%)
	U.S Government Agencies (0.8%)
326	Freddie Mac Whole Loan 2005-S001-2A2 (0.6%)	5.50	**	09/25/45	327,531
	Federal National Mortgage Assoc.(0.2%)
172	IO	6.50		12/01/29	21,940
143	IO	7.00		11/01/19	19,860
161	IO	7.00		12/01/34	27,872
233	IO	8.00		06/01/35	37,279
					106,951
	Total U.S. Government Agencies				434,482
	Private Issues (18.5%)
	Bear Stearns Mortgage Funding Trust
350	2006-AR2 1A2	5.56	**	12/25/36	350,070
394	2006-AR4 A2	5.73	**	07/25/36	393,451
	Countrywide Alternative Loan Trust
3,600	2006-OA22 (IO)	0.00	**	02/25/47	195,476
1,624	2005-81 XI (IO)	1.85	**	02/25/37	89,308
6,580	2005-41 IX (IO)	1.508	**	09/25/35	147,019
1,640	2006-OA1 2X (IO)	1.39	**	03/20/46	77,901

See Notes to Financial Statements

Flexible Income

Portfolio of Investments  ■  December 31, 2006 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
$1,391	2004-2O X (IO)	0.00	**%	10/25/34	$28,043
2,289	2005-59R A (IO)	1.13	**	12/20/35	73,308
354	2006-OA5 1A2	5.65	**	04/25/46	354,265
2,255	2005-58R A (IO)	3.30	**	12/20/35	111,756
240	2006-OA6 IA4B	5.51	**	07/25/46	240,181
4,949	2006-OA17 IXP (IO)	1.46	**	12/20/46	260,404
395	2005-76 2A2	6.53	**	02/25/36	398,843
288	2005-56 2A2	6.87	**	11/25/35	291,599
385	2006-0A16A3	5.60	**	10/25/46	385,224
	DSLA Mortgage Loan Trust
374	2006-AR1 2A1A	5.77	**	04/19/47	374,705
379	2006-AR2 2A1A	5.55	**	11/19/37	380,243
	Greenpoint Mortgage Fund
371	2006-AR2 3A2	5.67	**	03/25/36	371,373
919	2005-AR3 X1 (IO)	2.24	**	08/25/45	28,125
1,278	2005-AR4 X4 (IO)	2.144	**	10/25/45	39,497
	GS Mortgage Securities Corp.
856	2006-OA1R A (IO)	3.14	**	08/25/35	34,655
	Harborview Mortgage Loan Trust
398	2006-10 2A1A	5.53	**	11/19/36	397,772
391	2006-9 2AB2	5.63	**	11/19/36	392,498
263	2006-9 NIM 144A*	0.00		12/15/36	171,189
1	2006-1 PO1 (PO)	0.00		03/19/37	538
1,631	2006-1 X1 (IO)	1.73	**	03/19/37	75,181
2,088	2005-2 X (IO)	1.38	**	05/19/35	51,549
358	2006-7 2A1B	5.60	**	10/19/37	358,825
369	2006-8 2A1B	5.60	**	08/21/46	368,793
1,348	2005-3 X2 (IO)	1.08	**	06/19/35	32,004
285	2006-1 2A1A	5.59	**	03/19/37	285,617
	Indymac Index Mortgage Loan Trust
1,180	2005-AR12 AX2 (IO)	1.20	**	07/25/35	38,356
333	2005-AR4 2A1A	5.63	**	03/25/35	334,588
	Luminent Mortgage Trust
276	2006-1 A1	5.59	**	04/25/36	277,207
	Residential Accredit Loans, Inc.
137	2006-Q01 1A1	5.62	**	02/25/46	136,491
388	2006-Q06 A2	5.58	**	06/25/46	387,220
126	2006-Q01 A1A	5.61	**	02/25/46	125,817
358	2005-Q03 A2	5.75	**	10/25/45	360,029
	Structured Asset Mortgage Investments, Inc.
193	2006-AR3 3A1	5.54	**	02/25/36	193,183
434	2006-AR7 A2A	5.58	**	08/25/36	435,687
396	2006-AR8 A1A	5.55	**	10/25/36	396,922

See Notes to Financial Statements

Flexible Income

Portfolio of Investments  ■  December 31, 2006 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
	Washington Mutual
$170	2005-AR15 A1B1	5.60	**%	11/25/45	$170,655
138	2005-AR19 A1B1	5.57	**	12/25/45	137,903
145	2005-AR17 A1B1	5.57	**	12/25/45	145,208
	Wmalt Mortgage Pass-Through
292	2006-AR2 A1A	5.77	**	04/25/46	293,368
	Total Private Issues				10,192,046
	Total Collateralized Mortgage Obligations (Cost $10,735,297)				10,626,528
	U.S. Government Agencies-Mortgage-Backed Securities (9.8%)
	Federal Home Loan Mortgage Corp. (Gold) (0.4%)
192		7.50		12/01/31 - 06/01/32	199,436
	Federal National Mortgage Assoc. (6.9%)
525		6.50		07/01/29 - 11/01/33	537,888
1,852		7.00		04/01/31 - 05/01/35	1,906,031
100		7.00		††	102,656
577		7.219		05/01/36	590,314
146		7.50		02/01/31 - 03/01/32	151,413
370		8.00		02/01/12 - 06/01/31	389,808
111		8.50		06/01/30	119,844
					3,797,954
	Federal National Mortgage Assoc. (ARM) (2.3%)
377		7.237		07/01/36	385,070
320		7.245		08/01/36	327,052
545		7.246		07/01/36	557,705
					1,269,827
	Government National Mortgage Assoc. (0.2%)
67		7.50		04/15/26 - 08/15/29	70,257
36		8.00		02/15/26 - 06/15/26	37,842
					108,099
	Total U.S. Government Agencies-Mortgage-Backed Securities (Cost $5,217,867)				5,375,316
	Total United States (Cost $45,423,352)				43,839,036
	Total Government & Corporate Bonds (Cost $53,868,880)				52,540,227
	Convertible Bond (0.2%)
	Telecommunication Equipment
105	Nortel Networks Corp. (Canada) (Cost $102,132)	4.25		09/01/08	102,112

See Notes to Financial Statements

Flexible Income

Portfolio of Investments  ■  December 31, 2006 continued

NUMBER OF SHARES		VALUE
	Common Stocks (0.0%)
	Casino/Gaming (0.0%)
787	Fitzgeralds Gaming Corp.+ (e) (i)*	$0
	Electric Utilities (0.0%)
13	PNM Resources Inc. (d)	405
1	SW Acquisition LP (0.004% Ownership interest acquired 09/25/05) (d) (e) (f) (i)	0
		405
	Food: Specialty/Candy (d) (e) (i) (0.0%)
100	SFAC New Holdings Inc.++	0
18	SFFB Holdings Inc.	0
		0
	Restaurants (0.0%)
10,137	Catalina Restaurant Group (Escrow) (d) (e) (i)	101
	Specialty Telecommunications (d) (e) (0.0%)
1,171	Birch Telecom Inc.## (i)	12
16,679	PFB Telecom NV (Series B) (i)	0
109	XO Holdings, Inc.	469
		481
	Telecommunications (0.0%)
352	Viatel Holdings Bermuda Ltd. (d) (e)	2
	Textiles (0.0%)
11,192	U.S. Leather, Inc. (d) (e) (i)	0
	Wireless Telecommunications (d) (0.0%)
46	USA Mobility, Inc.	1,029
4,516	Vast Solutions, Inc. (Class B1) (e) (i)	0
4,516	Vast Solutions, Inc. (Class B2) (e) (i)	0
4,516	Vast Solutions, Inc. (Class B3) (e) (i)	0
		1,029
	Total Common Stocks (Cost $1,904,847)	2,018

See Notes to Financial Statements

Flexible Income

Portfolio of Investments  ■  December 31, 2006 continued

NUMBER OF WARRANTS		EXPIRATION DATE	VALUE
	Warrants (e) (0.0%)
	Casino/Gaming (i) (0.0%)
9,000	Aladdin Gaming Enterprises, Inc. - 144A*	03/01/10	$0
250	Resort At Summerlin LP - 144A*	12/15/07	0
			0
	Specialty Telecommunications (d) (0.0%)
219	XO Holdings, Inc. (Series A)	01/16/10	153
164	XO Holdings, Inc. (Series B)	01/16/10	71
164	XO Holdings, Inc. (Series C)	01/16/10	36
			260
	Total Warrants (Cost $251)		260

NUMBER OF CONTRACTS
	Put Options Purchased (0.1%)
145	90 day Euro $ June/2007 @ $94.25	2,900
31	90 day Euro $ June/2007 @ $94.50	2,945
24	90 day Euro $ June/2007 @ $94.75	7,800
40	90 day Euro $ September/2007 @ $94.75	14,500
75,000	TRY February/2007 @ $1.492	153
	Total Put Options Purchased (Cost $76,481)	28,298

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE
	Short-Term Investments (3.2%)
	Repurchase Agreement
$1,766	Joint repurchase agreement account (dated 12/29/06; proceeds $1,767,033) (g) (Cost $1,766,000)	5.265%	01/02/07	1,766,000
	Total Investments (Cost $57,718,591) (h) (j)		99.1%	54,438,915
	Other Assets in Excess of Liabilities		0.9	491,672
	Net Assets		100.0%	$54,930,587

See Notes to Financial Statements

Flexible Income

Portfolio of Investments  ■  December 31, 2006 continued

IO  Interest Only security.

PO  Principal Only security.

ARM  Adjustable Rate Mortgage. Interest rate in effect as of December 31, 2006.

*  Resale is restricted to qualified institutional investors.

**  Floating rate security, rate shown is the rate in effect at December 31, 2006.

***  Securities represent beneficial interest in trusts. The corresponding assets of the trusts are Junior Subordinated notes due 2042 and a stock purchase contract to purchase preferred stock on or about March 18, 2011 for Wachovia Capital Trust III and on or about April 15, 2011 for USB Capital IX. Securities have a perpetual maturity and the trusts will redeem them only to the extent the preferred stock is redeemed.

†  Payment-in-kind security.

††  Security was purchased on a forward commitment basis with an approximate principal amount and no definite maturity date; the actual principal amount and maturity date will be determined upon settlement.

#  Currently a zero coupon bond and will pay interest at the rate shown at a future date.

##  Resale is restricted; acquired (between 06/18/98 and 08/15/99) at a cost basis of $573,998.

+  Resale is restricted; acquired (12/22/98) at a cost basis of $3,549.

++  Resale is restricted; acquired (06/10/99) at a cost basis of $1.

+++  Turkish currency index credit linked unsecured note.

++++  Capital appreciation bond.

(a)  Issuer in bankruptcy.

(b)  A portion of this security has been physically segregated in connection with open futures contracts in the amount of $22,494.

(c)  Non-income producing security; bond in default.

(d)  Acquired through exchange offer.

(e)  Non-income producing securities.

(f)  Resale is restricted. No transaction activity during the year.

(g)  Collateralized by federal agency and U.S. Treasury obligations.

(h)  Securities have been designated as collateral in amount equal to $26,598,823 in connection with securities purchased on a forward commitment basis, forward foreign currency contracts, open futures contracts and open credit default swap contracts.

(i)  Securities with a total market value equal to $8,361 have been valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees.

(j)  The aggregate cost for federal income tax purposes is $57,894,432. The aggregate gross unrealized appreciation is $920,439 and the aggregate gross unrealized depreciation is $4,375,956, resulting in net unrealized depreciation of $3,455,517.

Currency Abbreviations:

ARS  Argentina Peso.

EUR  Euro.

JPY  Japanese Yen.

MXN  Mexican New Peso.

TRY  Turkish Lira.

See Notes to Financial Statements

Flexible Income

Portfolio of Investments  ■  December 31, 2006 continued

FUTURES CONTRACTS OPEN AT DECEMBER 31, 2006:

NUMBER OF CONTRACTS	LONG/SHORT	DESCRIPTION, DELIVERY MONTH AND YEAR	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
68	Long	U.S. Treasury Note 10 Year March 2007	$7,307,875	$(58,854)
22	Short	U.S. Treasury Bond 20 Year March 2007	(2,451,625)	54,088
45	Short	U.S. Treasury Note 5 Year March 2007	(4,727,813)	45,720
58	Short	U.S. Treasury Note 2 Year March 2007	(11,833,813)	37,060
Net Unrealized Appreciation				$78,014

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT DECEMBER 31, 2006:

CONTRACTS TO DELIVER		IN EXCHANGE FOR	DELIVERY DATE	UNREALIZED APPRECIATION (DEPRECIATION)
EUR	61,000	$77,220	01/29/07	$(3,401)
EUR	1,725,000	$2,308,085	03/06/07	24,748
Net Unrealized Appreciation				$21,347

See Notes to Financial Statements

Flexible Income

Portfolio of Investments  ■  December 31, 2006 continued

CREDIT DEFAULT SWAP CONTRACTS OPEN AT DECEMBER 31, 2006:

SWAP COUNTERPARTY & REFERENCE OBLIGATION	BUY/SELL PROTECTION	NOTIONAL AMOUNT (000'S)	PAY/RECEIVE FIXED RATE	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Goldman Sachs International The Hartford Financial Services Group Inc.	Buy	$280	0.12%	December 20, 2011	$(64)
Goldman Sachs International Lehman Brothers Holdings Inc.	Buy	280	0.20	December 20, 2011	246
Goldman Sachs International Southwest Airlines Co.	Buy	230	0.22	December 20, 2011	1,191
Goldman Sachs International Motorola, Inc.	Buy	90	0.15	December 20, 2011	(10)
Goldman Sachs International Motorola, Inc.	Buy	190	0.157	December 20, 2011	(80)
Goldman Sachs International Union Pacific Corporation	Buy	270	0.20	December 20, 2011	69
Net Unrealized Appreciation					$1,352

SUMMARY OF INVESTMENTS
LONG-TERM CREDIT ANALYSIS

AAA	51.4%
AA	4.7
A	5.3
BBB	9.0
BB	13.2
B	14.9
NR	1.5
	100.0	%*

*  Does not include open long futures contracts with underlying face amount of $7,307,875 and unrealized depreciation of $58,854 and open short futures contracts with underlying face amount of $19,013,251 and unrealized appreciation of $136,868, open forward currency contracts with net unrealized appreciation of $21,347, and open swap contracts with net unrealized appreciation of $1,352.

See Notes to Financial Statements

Balanced Growth

Portfolio of Investments  ■  December 31, 2006

NUMBER OF SHARES		VALUE
	COMMON STOCKS (68.8%)
	Aerospace & Defense (1.5%)
7,350	Northrop Grumman Corp.	$497,595
14,720	Raytheon Co.	777,216
		1,274,811
	Beverages: Alcoholic (0.4%)
3,860	Diageo PLC (ADR) (United Kingdom)	306,137
	Beverages: Non-Alcoholic (1.3%)
23,490	Coca-Cola Co. (The)	1,133,393
	Broadcasting (0.5%)
11,809	Clear Channel Communications, Inc.	419,692
	Cable/Satellite TV (0.5%)
10,800	Comcast Corp. (Class A)*	457,164
	Chemicals: Major Diversified (2.9%)
31,480	Bayer AG (ADR) (Germany)	1,679,773
15,200	Du Pont (E.I.) de Nemours & Co.	740,392
		2,420,165
	Computer Processing Hardware (0.3%)
5,690	Hewlett-Packard Co.	234,371
	Department Stores (0.3%)
4,100	Kohl's Corp.*	280,563
	Discount Stores (1.1%)
20,950	Wal-Mart Stores, Inc.	967,471
	Electric Utilities (3.1%)
16,880	American Electric Power Co., Inc.	718,750
11,780	Entergy Corp.	1,087,530
13,200	FirstEnergy Corp.	795,960
		2,602,240
	Finance/Rental/Leasing (1.6%)
20,570	Freddie Mac	1,396,703
	Financial Conglomerates (5.8%)
35,350	Citigroup, Inc.	1,968,995
49,986	JPMorgan Chase & Co.	2,414,324
7,670	State Street Corp.	517,265
		4,900,584
	Food Retail (0.4%)
4,150	Safeway Inc.	143,424
5,200	SUPERVALU, Inc.	185,900
		329,324

See Notes to Financial Statements

Balanced Growth

Portfolio of Investments  ■  December 31, 2006 continued

NUMBER OF SHARES		VALUE
	Food: Major Diversified (1.4%)
10,600	ConAgra Foods, Inc.	$286,200
32,440	Unilever N.V. (NY Registered Shares) (Netherlands)	883,990
		1,170,190
	Food: Specialty/Candy (0.8%)
16,290	Cadbury Schweppes PLC (ADR) (United Kingdom)	699,330
	Household/Personal Care (0.7%)
3,450	Kimberly-Clark Corp.	234,427
5,550	Procter & Gamble Co. (The)	356,699
		591,126
	Industrial Conglomerates (3.6%)
45,250	General Electric Co.	1,683,753
3,640	Ingersoll-Rand Co. Ltd. (Class A) (Bermuda)	142,433
12,200	Siemens AG (ADR) (Germany)	1,202,310
		3,028,496
	Insurance Brokers/Services (1.6%)
43,600	Marsh & McLennan Companies, Inc.	1,336,776
	Integrated Oil (3.1%)
830	BP PLC (ADR) (United Kingdom)	55,693
13,710	ConocoPhillips	986,435
8,000	Exxon Mobil Corp.	613,040
14,240	Royal Dutch Shell PLC (ADR) (Class A) (United Kingdom)	1,008,050
		2,663,218
	Internet Retail (0.4%)
9,200	Amazon.com, Inc.*	363,032
	Internet Software/Services (0.5%)
17,100	Yahoo!, Inc.*	436,734
	Investment Banks/Brokers (2.8%)
700	Goldman Sachs Group, Inc. (The)	139,545
14,000	Merrill Lynch & Co., Inc.	1,303,400
49,600	Schwab (Charles) Corp. (The)	959,264
		2,402,209
	Life/Health Insurance (0.4%)
16,570	Aegon N.V. (NY Registered Shares) (Netherlands)	314,002
	Major Banks (1.7%)
15,007	Bank of America Corp.	801,224
8,700	PNC Financial Services Group	644,148
		1,445,372

See Notes to Financial Statements

Balanced Growth

Portfolio of Investments  ■  December 31, 2006 continued

NUMBER OF SHARES		VALUE
	Major Telecommunications (3.8%)
6,077	Embarq Corp.	$319,407
17,420	France Telecom S.A. (ADR) (France)	482,534
56,658	Sprint Nextel Corp.	1,070,270
37,188	Verizon Communications, Inc.	1,384,881
		3,257,092
	Managed Health Care (0.6%)
3,920	CIGNA Corp.	515,754
	Media Conglomerates (3.5%)
87,780	Time Warner, Inc.	1,911,848
24,710	Viacom, Inc. (Class B)*	1,013,851
		2,925,699
	Medical Specialties (0.9%)
9,880	Applera Corp. - Applied Biosystems Group	362,497
21,600	Boston Scientific Corp.*	371,088
		733,585
	Motor Vehicles (0.7%)
14,330	Honda Motor Co., Ltd. (ADR) (Japan)	566,608
	Multi-Line Insurance (0.8%)
7,240	Hartford Financial Services Group, Inc. (The) (Note 4)	675,564
	Oil & Gas Pipelines (0.3%)
10,880	Williams Companies, Inc. (The)	284,186
	Oilfield Services/Equipment (0.8%)
10,390	Schlumberger Ltd. (Netherlands Antilles)	656,232
	Other Consumer Services (0.1%)
2,700	Block (H.&R.), Inc.	62,208
	Packaged Software (1.7%)
70,570	Symantec Corp.*	1,471,385
	Pharmaceuticals: Major (10.6%)
27,340	Abbott Laboratories	1,331,731
41,630	Bristol-Myers Squibb Co.	1,095,702
7,690	GlaxoSmithKline PLC (ADR) (United Kingdom)	405,724
25,560	Lilly (Eli) & Co.	1,331,676
30,100	Pfizer, Inc.	779,590
12,920	Roche Holdings Ltd. (ADR) (Switzerland)	1,159,247
8,810	Sanofi-Aventis (ADR) (France)	406,758
63,910	Schering-Plough Corp.	1,510,832
18,470	Wyeth	940,492
		8,961,752

See Notes to Financial Statements

Balanced Growth

Portfolio of Investments  ■  December 31, 2006 continued

NUMBER OF SHARES		VALUE
	Precious Metals (0.8%)
14,630	Newmont Mining Corp.	$660,544
	Property - Casualty Insurers (3.2%)
18,040	Chubb Corp. (The)	954,496
20,876	St. Paul Travelers Companies, Inc. (The)	1,120,832
8,300	XL Capital Ltd. (Class A) (Cayman Islands)	597,766
		2,673,094
	Regional Banks (0.6%)
13,000	Fifth Third Bancorp	532,090
	Restaurants (0.4%)
7,580	McDonald's Corp.	336,021
	Semiconductors (1.5%)
41,589	Intel Corp.	842,177
33,670	Micron Technology, Inc.*	470,033
		1,312,210
	Specialty Stores (0.3%)
6,990	Office Depot, Inc.*	266,808
	Telecommunication Equipment (0.4%)
15,480	Motorola, Inc.	318,269
	Tobacco (1.1%)
10,980	Altria Group, Inc.	942,304
Total Common Stocks (Cost $44,860,545)		58,324,508

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE
	CORPORATE BONDS (6.7%)
	Aerospace & Defense (0.1%)
$10	Raytheon Co.	6.15%	11/01/08	10,132
88	Systems 2001 Asset Trust - 144A** (Cayman Islands)	6.664	09/15/13	91,823
				101,955
	Air Freight/Couriers (0.1%)
50	FedEx Corp.	2.65	04/01/07	49,663
	Airlines (0.1%)
100	America West Airlines, Inc. (Series 01-1)	7.10	04/02/21	106,056

See Notes to Financial Statements

Balanced Growth

Portfolio of Investments  ■  December 31, 2006 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
	Beverages: Alcoholic (0.2%)
$70	FBG Finance Ltd. - 144A** (Australia)	5.125%		06/15/15	$66,283
70	Miller Brewing Co. - 144A**	4.25		08/15/08	68,787
					135,070
	Cable/Satellite TV (0.1%)
10	Comcast Cable Communications, Inc.	6.75		01/30/11	10,487
10	Lenfest Communications	7.625		02/15/08	10,236
55	TCI Communications, Inc.	7.875		02/15/26	62,972
					83,695
	Chemicals: Major Diversified (0.0%)
40	ICI Wilmington Inc.	4.375		12/01/08	39,265
	Computer Processing Hardware (0.1%)
60	Hewlett-Packard Co.	5.496	†	05/22/09	60,135
	Department Stores (0.1%)
65	May Department Stores Co.	6.70		07/15/34	64,313
	Drugstore Chains (0.1%)
20	CVS Corp.	5.75		08/15/11	20,261
100	CVS Corp. - 144A**	6.036		12/10/28	99,888
					120,149
	Electric Utilities (0.8%)
70	Ameren Corp.	4.263		05/15/07	69,642
70	Arizona Public Service Co.	5.80		06/30/14	69,945
70	Carolina Power & Light Co.	5.125		09/15/13	68,913
75	CC Funding Trust I	6.90		02/16/07	75,093
25	Consolidated Natural Gas Co. (Series C)	6.25		11/01/11	25,848
45	Consumers Energy Co.	4.80		02/17/09	44,432
40	Detroit Edison Co. (The)	6.125		10/01/10	40,927
30	Entergy Gulf States, Inc.	3.60		06/01/08	29,218
45	Entergy Gulf States, Inc.	5.769	†	12/01/09	44,939
65	Ohio Power Company - IBC (Series K)	6.00		06/01/16	66,863
15	Panhandle Eastern Pipe Line Co. (Series B)	2.75		03/15/07	14,912
45	Public Service Electric & Gas Co. (Series MTNB)	5.00		01/01/13	44,105
35	Texas Eastern Transmission, LP	7.00		07/15/32	39,418
55	Wisconsin Electric Power Co.	3.50		12/01/07	54,111
					688,366
	Electrical Products (0.2%)
70	Cooper Industries, Inc.	5.25		07/01/07	69,794
65	Cooper Industries, Inc.	5.25		11/15/12	64,423
					134,217

See Notes to Financial Statements

Balanced Growth

Portfolio of Investments  ■  December 31, 2006 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
	Electronics/Appliances (0.1%)
$45	LG Electronics Inc. - 144A** (South Korea)	5.00%		06/17/10	$44,143
	Finance/Rental/Leasing (0.4%)
95	Countrywide Home Loans, Inc.	3.25		05/21/08	92,386
85	Nationwide Building Society - 144A** (United Kingdom)	4.25		02/01/10	82,407
125	Residential Capital Corp.	6.375		06/30/10	126,553
70	SLM Corp.	4.00		01/15/10	67,565
					368,911
	Financial Conglomerates (0.2%)
105	Bank One Corp. (Series MTNA)	6.00		02/17/09	106,364
30	General Electric Capital Corp.	4.25		12/01/10	29,052
10	General Electric Capital Corp. (Series A)	5.875		02/15/12	10,294
					145,710
	Food Retail (0.1%)
55	Fred Meyer, Inc.	7.45		03/01/08	56,206
	Food: Major Diversified (0.2%)
30	ConAgra Foods, Inc.	7.00		10/01/28	32,595
30	ConAgra Foods, Inc.	8.25		09/15/30	36,953
25	Kraft Foods Inc.	5.25		06/01/07	24,983
40	Sara Lee Corp.	6.125		11/01/32	36,304
					130,835
	Forest Products (0.0%)
5	Weyerhaeuser Co.	6.125		03/15/07	5,004
	Gas Distributors (0.1%)
45	NiSource Finance Corp.	5.94	†	11/23/09	45,049
45	Sempra Energy	4.621		05/17/07	44,832
					89,881
	Home Furnishings (0.0%)
40	Mohawk Industries, Inc. (Series D)	7.20		04/15/12	41,592
	Home Improvement Chains (0.0%)
30	Home Depot, Inc.	5.486	†	12/16/09	30,022
	Hotels/Resorts/Cruiselines (0.1%)
70	Hyatt Equities LLC - 144A**	6.875		06/15/07	70,299
	Household/Personal Care (0.1%)
85	Clorox Co. (The)	5.485	†	12/14/07	85,115
	Industrial Conglomerates (0.1%)
50	Textron Financial Corp. (Series E)	4.125		03/03/08	49,312
55	Textron Financial Corp.	5.125		02/03/11	54,643
					103,955

See Notes to Financial Statements

Balanced Growth

Portfolio of Investments  ■  December 31, 2006 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
	Insurance Brokers/Services (0.2%)
$200	Farmers Exchange Capital - 144A**	7.05%		07/15/28	$209,294
	Major Banks (0.3%)
30	Bank of New York Co., Inc. (The)	5.20		07/01/07	29,999
55	HSBC Finance Corp.	6.75		05/15/11	58,264
45	Popular North America Inc.	5.65		04/15/09	45,130
130	Unicredit (Luxembourg) Finance S.A. - 144A**	5.426		10/24/08	130,063
					263,456
	Major Telecommunications (0.5%)
75	France Telecom S.A. (France)	8.50		03/01/31	98,747
45	SBC Communications, Inc.	6.15		09/15/34	44,406
15	Sprint Capital Corp.	8.75		03/15/32	18,105
35	Telecom Italia Capital SA (Luxembourg)	4.00		11/15/08	34,100
60	Telecom Italia Capital SA (Luxembourg)	4.00		01/15/10	57,334
70	Telefonica Europe BV (Netherlands)	8.25		09/15/30	83,636
60	Verizon New England Inc.	6.50		09/15/11	61,750
					398,078
	Managed Health Care (0.0%)
5	WellPoint Inc.	3.75		12/14/07	4,922
	Media Conglomerates (0.3%)
30	News America Holdings, Inc.	7.75		02/01/24	33,565
15	News America, Inc.	7.28		06/30/28	16,188
110	Time Warner, Inc.	5.606	†	11/13/09	110,158
65	Viacom, Inc.	6.875		04/30/36	64,465
					224,376
	Motor Vehicles (0.0%)
35	DaimlerChrysler North American Holdings Co.	8.50		01/18/31	41,782
	Multi-Line Insurance (0.4%)
180	AIG SunAmerica Global Financing VI - 144A**	6.30		05/10/11	187,496
80	American General Finance Corp. (Series H)	4.625		09/01/10	78,135
35	Equitable Co.	6.50		04/01/08	35,431
30	International Lease Finance Corp.	3.75		08/01/07	29,713
					330,775
	Oil & Gas Pipelines (0.1%)
65	Plains All American Pipeline. L.P.	6.70		05/15/36	67,078
	Other Metals/Minerals (0.1%)
70	Brascan Corp. (Canada)	7.125		06/15/12	74,667
	Property - Casualty Insurers (0.5%)
200	Mantis Reef Ltd. - 144A** (Australia)	4.692		11/14/08	197,519
30	Platinum Underwriters Finance Inc. (Series B)	7.50		06/01/17	31,695

See Notes to Financial Statements

Balanced Growth

Portfolio of Investments  ■  December 31, 2006 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
$55	Platinum Underwriters Holdings, Ltd. (Series B) (Bermuda)	6.371%		11/16/07	$54,670
70	St. Paul Travelers Companies, Inc. (The)	5.01		08/16/07	69,743
100	XLLIAC Global Funding - 144A**	4.80		08/10/10	98,084
					451,711
	Railroads (0.2%)
35	Burlington North Santa Fe Railway Co.	6.125		03/15/09	35,571
45	Norfolk Southern Corp.	7.35		05/15/07	45,316
35	Union Pacific Corp.	6.625		02/01/08	35,415
25	Union Pacific Corp. (Series E)	6.79		11/09/07	25,246
					141,548
	Real Estate Development (0.2%)
148	World Financial Properties - 144A**	6.91		09/01/13	154,805
	Real Estate Investment Trusts (0.0%)
25	EOP Operating LP	6.763		06/15/07	25,164
	Regional Banks (0.1%)
110	Marshall & Ilsley Bank (Series T)	3.80		02/08/08	108,286
	Restaurants (0.0%)
35	Tricon Global Restaurants, Inc.	8.875		04/15/11	39,297
	Savings Banks (0.3%)
40	Household Finance Corp.	4.125		12/15/08	39,224
20	Household Finance Corp.	5.875		02/01/09	20,297
25	Household Finance Corp.	6.375		10/15/11	26,169
55	Household Finance Corp.	6.40		06/17/08	55,862
55	Washington Mutual Bank	5.50		01/15/13	54,843
45	Washington Mutual Inc.	8.25		04/01/10	48,506
					244,901
	Trucks/Construction/Farm Machinery (0.1%)
20	Caterpillar Financial Services Corp. (Series F)	3.625		11/15/07	19,712
80	Caterpillar Financial Services Corp. (Series F)	5.445	†	08/20/07	80,083
					99,795
	Wireless Telecommunications (0.1%)
70	Vodafone Group PLC (United Kingdom)	5.454	†	12/28/07	70,054
	Total Corporate Bonds (Cost $5,649,422)				5,704,546
	U.S Government Obligations (9.9%)
	U.S. Treasury Bonds
25		6.125		08/15/29	29,227
410		6.375		08/15/27	487,996

See Notes to Financial Statements

Balanced Growth

Portfolio of Investments  ■  December 31, 2006 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
$1,540		7.625%	02/15/25	$2,038,697
790		8.125	08/15/19 - 08/15/21	1,048,963
200		8.50	02/15/20	270,172
425		8.75	08/15/20	587,696
	U.S. Treasury Notes
275		3.875	02/15/13	263,280
2,560	‡	4.25	08/15/13	2,496,704
625		4.25	11/15/13	608,692
560	‡	4.50	02/28/11	556,084
	Total U.S. Government Obligations (Cost $8,337,899)			8,387,511
	Mortgage-Backed Securities (6.3%)
1,168	Federal Home Loan Mortgage Corp.	7.50	08/01/30	1,217
	Federal Home Loan Mortgage Corp. Gold
165		6.50	03/01/33	168,263
195		7.50	09/01/25 - 06/01/32	202,328
	Federal National Mortgage Assoc.
235		6.50	01/01/32	240,748
581		7.00	05/01/31 - 11/01/34	597,630
250		7.00	††	256,641
251		7.219	05/01/36	256,658
258		7.50	08/01/29 - 09/01/35	269,131
193		8.00	12/01/28 - 10/01/31	203,351
	Federal National Mortgage Assoc. (ARM)
70		5.96	07/01/33	70,553
239		6.731	03/01/36	243,963
523		6.774	01/01/36	534,394
488		6.778	01/01/36	498,320
226		6.786	03/01/36	231,159
251		7.216	05/01/36	256,670
176		7.237	07/01/36	179,699
599		7.246	04/01/36 - 07/01/36	612,046
482		7.271	04/01/36	495,626
	Government National Mortgage Assoc.
56		7.50	08/15/23 - 10/15/29	58,080
	Total Mortgage-Backed Securities (Cost $5,429,270)			5,376,477
	Asset-Backed Securities (5.4%)
	Finance/Rental/Leasing
175	Banc of America Securities Auto Trust 2005-WF1 A3	3.99	08/18/09	173,602

See Notes to Financial Statements

Balanced Growth

Portfolio of Investments  ■  December 31, 2006 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
$175	Capital Auto Receivables Asset Trust - 2006-2	4.98%	05/15/11	$175,000
150	Capital Auto Receivables Asset Trust 2002-3 A - 144A**	5.31	10/20/09	150,108
51	Capital Auto Receivables Asset Trust 2004-2 A	3.35	02/15/08	51,129
175	Capital Auto Receivables Asset Trust 2005-1 A4	4.05	07/15/09	173,887
100	Captial One Auto Finance Trust - 2006-C	5.07	07/15/11	99,873
123	Caterpillar Financial Asset Trust 2005-A A3	3.90	02/25/09	121,767
175	Caterpillar Financial Asset Trust 2006-A A3	5.57	05/25/10	176,170
125	CIT Equipment Collateral - 2006-VT2	5.07	02/20/10	124,839
29	CIT Equipment Collateral 2004-EF1 A3	3.50	09/20/08	28,483
94	CNH Equipment Trust 2005-A A3	4.02	04/15/09	93,263
225	CNH Equipment Trust 2005-B A3	4.27	01/15/10	222,698
106	DaimlerChrysler Auto Trust 2005-B A3	4.04	09/08/09	104,961
87	Ford Credit Auto Owner Trust 2005-B A3	4.17	01/15/09	86,854
100	Ford Credit Auto Owner Trust 2006-A A3	5.05	03/15/10	99,789
175	GE Equipment Small Ticket LLC - 2005-2A	4.88	10/22/09	174,373
175	GS Auto Loan Trust 2006-1 A3	5.37	12/15/10	175,521
200	Harley-Davidson Motorcycle Trust 2005-1 A2	3.76	12/17/12	196,933
125	Harley-Davidson Motorcycle Trust 2005-2 A2	4.07	02/15/12	122,894
100	Hertz Vehicle Financing LLC 2005-2A - 144A**	4.93	02/25/10	99,475
79	Honda Auto Receivables Owner Trust 2005-2 A3	3.93	01/15/09	78,856
146	Honda Auto Receivables Owner Trust 2005-3 A3	3.87	04/20/09	144,988
125	Honda Auto Receivables Owner Trust 2005-6 A3	4.85	10/19/09	124,577
100	Hyundai Auto Receivables Trust 2005-A A3	3.98	11/16/09	98,956
100	MBNA Master Credit Card Trust 1999-B A	5.90	08/15/11	101,833
200	Merrill Auto Trust Securitization 2005-1 A3	4.10	08/25/09	198,577
125	National City Auto Receivables Trust 2004-A A4	2.88	05/15/11	122,722
154	Nissan Auto Receivables Owner Trust 2005-B A3	3.99	07/15/09	152,606
50	TXU Electric Delivery Transition Bond Co. LLC 2004-1 A2	4.81	11/17/14	49,601
200	USAA Auto Owner Trust 2004-2 A-4	3.58	02/15/11	197,550
84	USAA Auto Owner Trust 2004-3 A3	3.16	02/17/09	82,991
85	USAA Auto Owner Trust 2005-1 A3	3.90	07/15/09	84,475
77	Volkswagen Auto Lease Trust 2005-A A3	3.82	05/20/08	76,975
175	Volkswagen Auto Loan Enhanced Trust 2005-1 A3	4.80	07/20/09	174,465
29	Wachovia Auto Owner Trust 2004-B A3	2.91	04/20/09	29,129
70	Wachovia Auto Owner Trust 2005-A A3	4.06	09/21/09	69,152
125	Wachovia Auto Owner Trust 2005-B A3	4.79	04/20/10	124,491
23	World Omni Auto Receivables Trust 2004-A A3	3.29	11/12/08	23,259
	Total Asset-Backed Securities (Cost $4,606,289)			4,586,822

See Notes to Financial Statements

Balanced Growth

Portfolio of Investments  ■  December 31, 2006 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
	Collateralized Mortgage Obligations (1.0%)
$145	Federal Home Loan Mortgage Corp. Whole Loan 2005-S001 2A2	5.50	†%	09/25/45	$145,569
236	Federal National Mortgage Assoc. 2006-28 1A1	5.46	†	03/25/36	236,088
268	Federal National Mortgage Assoc. 2006-118 A2	5.41	†	12/25/36	267,203
2,891	Federal National Mortgage Assoc. 2006-28 1P (IO)	1.243	†	03/25/36	68,196
359	Federal National Mortgage Assoc. 2005-68 XI (IO)	6.00		08/25/35	115,906
	Total Collateralized Mortgage Obligations (Cost $778,769)				832,962

NUMBER OF CONTRACTS
Put Option Purchased (0.0%)
65	90 day Euro $ June/2007 @ $94.25 (Cost $20,674)	1,300

PRINCIPAL AMOUNT IN THOUSANDS
	Short-Term Investments (5.4%)
	U.S. Government Obligation (a) (0.1%)
$100	U.S. Treasury Bill*** (Cost $99,858)	5.09	01/11/07	99,830
	Repurchase Agreement (5.3%)
4,457	Joint repurchase agreement account (dated 12/29/06; proceeds $4,459,607) (b) (Cost $4,457,000)	5.265	01/02/07	4,457,000
	Total Short-Term Investments (Cost $4,556,858)			4,556,830
	Total Investments (Cost $74,239,726) (c) (d)		103.5%	87,770,956
	Liabilities in Excess of Other Assets		(3.5)	(3,005,102)
	Net Assets		100.0%	$84,765,854

ADR  American Depositary Receipt.

ARM  Adjustable Rate Mortgage.

IO  Interest Only Security.

*  Non-income producing security.

**  Resale is restricted to qualified institutional investors.

***  This security has been physically segregated in connection with open futures contracts in the amount of $10,358.

†  Floating rate security; rate shown is the rate in effect at December 31, 2006.

††  Security purchased on a forward commitment basis with an approximate principal amount and no definite maturity date; the actual principal amount and maturity date will be determined upon settlement.

See Notes to Financial Statements

Balanced Growth

Portfolio of Investments  ■  December 31, 2006 continued

‡  Security purchased on a forward commitment basis.

(a)  Purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.

(b)  Collateralized by federal agency and U.S. Treasury obligations.

(c)  Securities have been designated as collateral in an amount equal to $9,111,346 in connection with open futures contracts, securities purchased on a forward commitment basis and open credit default swap contracts.

(d)  The aggregate cost for federal income tax purposes is $75,101,939. The aggregate gross unrealized appreciation is $13,811,157 and the aggregate gross unrealized depreciation is $1,142,140, resulting in net unrealized appreciation of $12,669,017.

FUTURES CONTRACTS OPEN AT DECEMBER 31, 2006:

NUMBER OF CONTRACTS	LONG/SHORT	DESCRIPTION, DELIVERY MONTH AND YEAR	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
19	Long	U.S. Treasury Notes 5 Year, March 2007	$1,996,188	$(10,904)
10	Long	U.S. Treasury Bonds 20 Year, March 2007	1,114,375	(18,426)
5	Short	U.S. Treasury Notes 10 Year, March 2007	(537,344)	7,424
10	Short	U.S. Treasury Notes 2 Year, March 2007	(2,040,313)	6,629
Net Unrealized Depreciation				$(15,277)

CREDIT DEFAULT SWAP CONTRACTS OPEN AT DECEMBER 31, 2006:

SWAP COUNTERPARTY & REFERENCE OBLIGATION	BUY/SELL PROTECTION	NOTIONAL AMOUNT (000's)	PAY/RECEIVE FIXED RATE	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Goldman Sachs International The Hartford Financial Services Group Inc.	Buy	$130	0.12%	December 20, 2011	$(30)
Goldman Sachs International Lehman Brothers Holdings Inc.	Buy	130	0.20	December 20, 2011	114
Goldman Sachs International Southwest Airlines Co.	Buy	130	0.22	December 20, 2011	673
Goldman Sachs International Motorola, Inc.	Buy	50	0.15	December 20, 2011	(6)
Goldman Sachs International Motorola, Inc.	Buy	90	0.157	December 20, 2011	(38)
Goldman Sachs International Union Pacific Corporation	Buy	120	0.20	December 20, 2011	31
Net Unrealized Appreciation					$744

See Notes to Financial Statements

Balanced Growth

Portfolio of Investments  ■  December 31, 2006 continued

SUMMARY OF INVESTMENTS

TYPE OF INVESTMENT	VALUE		PERCENT OF NET ASSETS
Common Stocks	$58,324,508		68.8%
U.S. Government Obligations	8,387,511		9.9
Corporate Bonds	5,704,546		6.7
Mortgage-Backed Securities	5,376,477		6.3
Asset-Backed Securities	4,586,822		5.4
Short-Term Investments	4,556,830		5.4
Collateralized Mortgage Obligations	832,962		1.0
Put Option Purchased	1,300		0.0
	$87,770,956	*	103.5%

*  Does not include open long futures contracts with an underlying face amount of $3,110,563 with unrealized depreciation of $29,330, open short futures contracts with an underlying face amount of $2,577,657 with unrealized appreciation of $14,053, and credit default swap contracts with net appreciation of $744.

See Notes to Financial Statements

Utilities

Portfolio of Investments  ■  December 31, 2006

NUMBER OF SHARES		VALUE
	Common Stocks (98.2%)
	Electric Utilities (59.6%)
86,000	AES Corp. (The)*	$1,895,440
37,000	Allegheny Energy, Inc.*	1,698,670
22,000	Ameren Corp.	1,182,060
33,000	American Electric Power Co., Inc.	1,405,140
22,000	Consolidated Edison, Inc.	1,057,540
20,000	Constellation Energy Group, Inc.	1,377,400
21,000	Dominion Resources, Inc.	1,760,640
31,000	DPL, Inc.	861,180
15,000	DTE Energy Co.	726,150
58,710	Duke Energy Corp.	1,949,759
48,000	Edison International	2,183,040
29,500	Entergy Corp.	2,723,440
32,000	Exelon Corp.	1,980,480
35,000	FirstEnergy Corp.	2,110,500
51,000	FPL Group, Inc.	2,775,420
21,000	Mirant Corp.*	662,970
28,000	NSTAR	962,080
48,000	PG&E Corp.	2,271,840
13,400	Pinnacle West Capital Corp.	679,246
29,000	PNM Resources Inc.	901,900
58,000	PPL Corp.	2,078,720
28,000	Public Service Enterprise Group	1,858,640
42,000	SCANA Corp.	1,706,040
43,000	Southern Co. (The)	1,584,980
32,000	TXU Corp.	1,734,720
38,000	Wisconsin Energy Corp.	1,803,480
		41,931,475
	Energy (18.8%)
44,000	AGL Resources, Inc.	1,712,040
40,620	Dynegy, Inc. (Class A)*	294,089
19,000	El Paso Corp.	290,320
32,000	Equitable Resources, Inc.	1,336,000
63,750	MDU Resources Group, Inc.	1,634,550
22,000	New Jersey Resources Corp.	1,068,760
32,000	NRG Energy, Inc.*	1,792,320

NUMBER OF SHARES		VALUE
15,000	Questar Corp.	$1,245,750
39,000	Sempra Energy	2,185,560
65,000	Williams Companies, Inc. (The)	1,697,800
		13,257,189
	Telecommunications (19.8%)
23,160	ALLTEL Corp.	1,400,717
18,000	America Movil S.A. de C.V. (Series L) (ADR) (Mexico)	813,960
34,000	American Tower Corp. (Class A)*	1,267,520
46,272	AT&T Inc.	1,654,224
35,500	BellSouth Corp.	1,672,405
16,000	Citizens Communications Co.	229,920
9,000	NII Holdings, Inc. (Class B)*	579,960
32,000	Qwest Communications International, Inc.*	267,840
16,000	Rogers Communications, Inc. (Class B) (Canada)	953,600
35,025	Sprint Nextel Corp.	661,622
19,400	Telefonica de Espana S.A. (ADR) (Spain)	1,236,750
41,000	Telefonos de Mexico S.A. (Series L) (ADR) (Mexico)	1,158,660
34,394	Verizon Communications, Inc.	1,280,833
50,979	Windstream Corp.	724,921
		13,902,932
	Total Common Stocks (Cost $37,566,700)	69,091,596

See Notes to Financial Statements

Utilities

Portfolio of Investments  ■  December 31, 2006 continued

PRINCIPAL AMOUNT IN THOUSANDS		VALUE
	Short-Term Investment (1.7%) Repurchase Agreement
$1,232	Joint repurchase agreement account 5.265% due 01/02/07 (dated 12/29/06; proceeds $1,232,721) (a) (Cost $1,232,000)	$1,232,000
Total Investments (Cost $38,798,700) (b)	99.9%	70,323,596
Other Assets in Excess of Liabilities	0.1	63,142
Net Assets	100.0%	$70,386,738

ADR  American Depositary Receipt.

  *  Non-income producing security.

  (a)  Collateralized by federal agency and U.S. Treasury obligations.

  (b)  The aggregate cost for federal income tax purposes is $39,675,018. The aggregate gross unrealized appreciation is $30,657,546 and the aggregate gross unrealized depreciation is $8,968 resulting in net unrealized appreciation of $30,648,578.

INDUSTRY	VALUE	PERCENT OF NET ASSETS
Electric Utilities	$41,931,475	59.6%
Telecommunications	13,902,932	19.8
Energy	13,257,189	18.8
Repurchase Agreement	1,232,000	1.7
	$70,323,596	99.9%

See Notes to Financial Statements

Dividend Growth

Portfolio of Investments  ■  December 31, 2006

NUMBER OF SHARES		VALUE
	Common Stocks (93.4%)
	Aerospace & Defense (2.7%)
41,747	Boeing Co. (The)	$3,708,802
48,279	Northrop Grumman Corp.	3,268,488
		6,977,290
	Apparel/Footwear (1.5%)
47,724	V.F. Corp.	3,917,186
	Beverages: Alcoholic (1.4%)
46,533	Diageo PLC (ADR) (United Kingdom)	3,690,532
	Beverages: Non-Alcoholic (2.7%)
112,016	PepsiCo, Inc.	7,006,601
	Biotechnology (0.9%)
33,279	Amgen Inc.*	2,273,288
	Chemicals: Agricultural (1.2%)
58,335	Monsanto Co.	3,064,338
	Computer Communications (2.3%)
211,020	Cisco Systems, Inc.*	5,767,177
	Computer Processing Hardware (0.8%)
78,309	Dell Inc.*	1,964,773
	Data Processing Services (2.8%)
99,896	Automatic Data Processing, Inc.	4,919,878
100,643	Western Union Co.	2,256,416
		7,176,294
	Department Stores (0.5%)
33,700	Federated Department Stores, Inc.	1,284,981
	Discount Stores (2.0%)
11,293	Sears Holdings Corp.*	1,896,433
58,141	Target Corp.	3,316,944
		5,213,377

NUMBER OF SHARES		VALUE
	Drugstore Chains (0.5%)
43,680	CVS Corp.	$1,350,149
	Electric Utilities (1.9%)
57,783	Exelon Corp.	3,576,190
23,417	TXU Corp.	1,269,436
		4,845,626
	Finance/Rental/ Leasing (1.0%)
51,557	SLM Corp.	2,514,435
	Financial Conglomerates (11.8%)
104,662	American Express Co.	6,349,844
179,021	Citigroup, Inc.	9,971,470
105,722	JPMorgan Chase & Co.	5,106,373
72,695	Prudential Financial, Inc.	6,241,593
43,277	UBS AG (Switzerland)	2,610,901
		30,280,181
	Financial Publishing/ Services (1.5%)
57,440	McGraw-Hill Companies, Inc. (The)	3,907,069
	Home Improvement Chains (1.4%)
111,201	Lowe's Companies, Inc.	3,463,911
	Hotels/Resorts/ Cruiselines (1.6%)
64,199	Starwood Hotels & Resorts Worldwide, Inc.	4,012,438
	Household/Personal Care (2.9%)
114,941	Procter & Gamble Co. (The)	7,387,258
	Industrial Conglomerates (7.0%)
38,516	3M Co.	3,001,552
218,043	General Electric Co.	8,113,380
106,697	United Technologies Corp.	6,670,696
		17,785,628

See Notes to Financial Statements

Dividend Growth

Portfolio of Investments  ■  December 31, 2006 continued

NUMBER OF SHARES		VALUE
	Information Technology Services (1.3%)
90,630	Accenture Ltd. (Class A) (Bermuda)	$3,346,966
	Integrated Oil (3.1%)
101,694	Exxon Mobil Corp.	7,792,811
	Internet Software/ Services (1.6%)
2,655	Google, Inc. (Class A)*	1,222,574
108,342	Yahoo!, Inc.*	2,767,055
		3,989,629
	Investment Banks/ Brokers (3.0%)
13,642	Goldman Sachs Group, Inc. (The)	2,719,533
53,628	Merrill Lynch & Co., Inc.	4,992,767
		7,712,300
	Investment Managers (1.8%)
109,376	Mellon Financial Corp.	4,610,198
	Life/Health Insurance (1.1%)
20,333	Lincoln National Corp.	1,350,111
22,931	MetLife, Inc.	1,353,158
		2,703,269
	Major Banks (1.0%)
45,000	Wachovia Corp.	2,562,750
	Major Telecommunications (1.2%)
52,645	ALLTEL Corp.	3,183,969
	Managed Health Care (1.4%)
64,568	UnitedHealth Group Inc.	3,469,239
	Media Conglomerates (2.7%)
318,341	Time Warner, Inc.	6,933,467
	Medical Specialties (2.2%)
14,480	Alcon, Inc. (Switzerland)	1,618,430
86,657	Thermo Fisher Scientific, Inc.*	3,924,696
		5,543,126

NUMBER OF SHARES		VALUE
	Multi-Line Insurance (1.5%)
52,603	American International Group, Inc.	$3,769,531
	Office Equipment/ Supplies (1.4%)
76,091	Pitney Bowes, Inc.	3,514,643
	Oil & Gas Production (1.3%)
71,025	XTO Energy Inc.	3,341,726
	Oilfield Services/ Equipment (3.3%)
32,038	Cameron International Corp.*	1,699,616
64,687	Schlumberger Ltd. (Netherlands Antilles)	4,085,631
62,192	Weatherford International Ltd. (Bermuda)*	2,599,004
		8,384,251
	Other Consumer Services (0.6%)
49,827	eBay Inc.*	1,498,298
	Other Metals/Minerals (0.5%)
11,231	Phelps Dodge Corp.	1,344,575
	Packaged Software (2.6%)
229,214	Microsoft Corp.	6,844,330
	Pharmaceuticals: Major (6.7%)
74,985	Johnson & Johnson	4,950,510
193,356	Pfizer, Inc.	5,007,920
138,922	Wyeth	7,073,908
		17,032,338
	Property - Casualty Insurers (1.6%)
32,200	Progressive Corp. (The)	779,884
45,051	XL Capital Ltd. (Class A) (Cayman Islands)	3,244,573
		4,024,457
	Semiconductors (1.4%)
176,795	Intel Corp.	3,580,099

See Notes to Financial Statements

Dividend Growth

Portfolio of Investments  ■  December 31, 2006 continued

NUMBER OF SHARES		VALUE
	Specialty Stores (0.6%)
55,847	Staples, Inc.	$1,491,115
	Telecommunication Equipment (0.3%)
20,200	QUALCOMM, Inc.	763,358
	Tobacco (2.8%)
83,505	Altria Group, Inc.	7,166,399
	Total Common Stocks (Cost $204,754,323)	238,485,376

PRINCIPAL AMOUNT IN THOUSANDS		VALUE
	Short-Term Investment (5.9%)
	Repurchase Agreement
$15,039	Joint repurchase agreement account 5.265% due 01/02/07 (dated 12/29/06; proceeds $15,047,798) (a) (Cost $15,039,000)	$15,039,000
Total Investments (Cost $219,793,323) (b)	99.3%	253,524,376
Other Assets in Excess of Liabilities	0.7	1,899,228
Net Assets	100.0%	$255,423,604

ADR  American Depositary Receipt.

  *  Non-income producing security.

  (a)  Collateralized by federal agency and U.S. Treasury obligations.

  (b)  The aggregate cost for federal income tax purposes is $220,503,546. The aggregate gross unrealized appreciation is $35,017,274 and the aggregate gross unrealized depreciation is $1,996,444, resulting in net unrealized appreciation of $33,020,830.

See Notes to Financial Statements

Dividend Growth

Summary of Investments  ■  December 31, 2006

INDUSTRY	VALUE	PERCENT OF NET ASSETS
Financial Conglomerates	$30,280,181	11.8%
Industrial Conglomerates	17,785,628	7.0
Pharmaceuticals: Major	17,032,338	6.7
Repurchase Agreement	15,039,000	5.9
Oilfield Services/ Equipment	8,384,251	3.3
Integrated Oil	7,792,811	3.1
Investment Banks/Brokers	7,712,300	3.0
Household/Personal Care	7,387,258	2.9
Data Processing Services	7,176,294	2.8
Tobacco	7,166,399	2.8
Beverages: Non-Alcoholic	7,006,601	2.7
Aerospace & Defense	6,977,290	2.7
Media Conglomerates	6,933,467	2.7
Packaged Software	6,844,330	2.6
Computer Communications	5,767,177	2.3
Medical Specialties	5,543,126	2.2
Discount Stores	5,213,377	2.0
Electric Utilities	4,845,626	1.9
Investment Managers	4,610,198	1.8
Property - Casualty Insurers	4,024,457	1.6
Hotels/Resorts/Cruiselines	4,012,438	1.6
Internet Software/Services	3,989,629	1.6
Apparel/Footwear	3,917,186	1.5
Financial Publishing/ Services	3,907,069	1.5

INDUSTRY	VALUE	PERCENT OF NET ASSETS
Multi-Line Insurance	$3,769,531	1.5%
Beverages: Alcoholic	3,690,532	1.4
Semiconductors	3,580,099	1.4
Office Equipment/Supplies	3,514,643	1.4
Managed Health Care	3,469,239	1.4
Home Improvement Chains	3,463,911	1.4
Information Technology Services	3,346,966	1.3
Oil & Gas Production	3,341,726	1.3
Major Telecommunications	3,183,969	1.2
Chemicals: Agricultural	3,064,338	1.2
Life/Health Insurance	2,703,269	1.1
Major Banks	2,562,750	1.0
Finance/Rental/Leasing	2,514,435	1.0
Biotechnology	2,273,288	0.9
Computer Processing Hardware	1,964,773	0.8
Other Consumer Services	1,498,298	0.6
Specialty Stores	1,491,115	0.6
Drugstore Chains	1,350,149	0.5
Other Metals/Minerals	1,344,575	0.5
Department Stores	1,284,981	0.5
Telecommunication Equipment	763,358	0.3
	$253,524,376	99.3%

See Notes to Financial Statements

Equally-Weighted S&P 500

Portfolio of Investments  ■  December 31, 2006

NUMBER OF SHARES		VALUE
	Common Stocks (98.9%)
	Advertising/Marketing Services (0.4%)
36,517	Interpublic Group of Companies, Inc. (The)*	$446,968
4,094	Omnicom Group, Inc.	427,987
		874,955
	Aerospace & Defense (1.6%)
4,779	Boeing Co.	424,566
5,977	General Dynamics Corp.	444,390
9,520	Goodrich Corp.	433,636
5,177	L-3 Communications Holdings, Inc.	423,375
4,813	Lockheed Martin Corp.	443,133
6,444	Northrop Grumman Corp.	436,259
8,231	Raytheon Co.	434,597
6,899	Rockwell Collins, Inc.	436,638
		3,476,594
	Agricultural Commodities/ Milling (0.2%)
13,247	Archer-Daniels-Midland Co.	423,374
	Air Freight/Couriers (0.3%)
3,772	FedEx Corp.	409,715
5,654	United Parcel Service, Inc. (Class B)	423,937
		833,652
	Airlines (0.2%)
27,278	Southwest Airlines Co.	417,899
	Aluminum (0.2%)
13,964	Alcoa, Inc.	419,060
	Apparel/Footwear (1.0%)
10,073	Coach, Inc.*	432,736
12,809	Jones Apparel Group, Inc.	428,205
9,883	Liz Claiborne, Inc.	429,515
4,513	Nike, Inc. (Class B)	446,922
5,258	V.F. Corp.	431,577
		2,168,955

NUMBER OF SHARES		VALUE
	Apparel/Footwear Retail (0.8%)
21,258	Gap, Inc. (The)	$414,531
14,235	Limited Brands, Inc.	411,961
8,617	Nordstrom, Inc.	425,163
14,921	TJX Companies, Inc. (The)	425,547
		1,677,202
	Auto Parts: O.E.M. (0.4%)
5,786	Eaton Corp.	434,760
5,151	Johnson Controls, Inc.	442,574
		877,334
	Automotive Aftermarket (0.2%)
22,576	Goodyear Tire & Rubber Co. (The)*	473,870
	Beverages: Alcoholic (0.8%)
8,948	Anheuser-Busch Companies, Inc.	440,242
6,494	Brown-Forman Corp. (Class B)	430,163
15,322	Constellation Brands Inc. (Class A)*	444,644
5,865	Molson Coors Brewing Co. (Class B)	448,321
		1,763,370
	Beverages: Non-Alcoholic (0.8%)
8,859	Coca-Cola Co. (The)	427,447
21,405	Coca-Cola Enterprises Inc.	437,090
13,584	Pepsi Bottling Group, Inc. (The)	419,881
6,894	PepsiCo, Inc.	431,220
		1,715,638
	Biotechnology (1.3%)
6,173	Amgen Inc.*	421,678
8,440	Biogen Idec Inc.*	415,164
7,408	Celgene Corp.*	426,182
6,838	Genzyme Corp.*	421,084
6,721	Gilead Sciences, Inc.*	436,394
13,235	MedImmune, Inc.*	428,417
6,332	Millipore Corp.*	421,711
		2,970,630

See Notes to Financial Statements

Equally-Weighted S&P 500

Portfolio of Investments  ■  December 31, 2006 continued

NUMBER OF SHARES		VALUE
	Broadcasting (0.4%)
12,210	Clear Channel Communications, Inc.	$433,943
12,269	Univision Communications, Inc. (Class A)*	434,568
		868,511
	Building Products (0.4%)
9,592	American Standard Companies, Inc.	439,793
14,804	Masco Corp.	442,195
		881,988
	Cable/Satellite TV (0.4%)
10,092	Comcast Corp. (Class A)*	427,194
17,220	DIRECTV Group, Inc. (The)*	429,467
		856,661
	Casino/Gaming (0.4%)
5,452	Harrah's Entertainment, Inc.	450,989
9,628	International Game Technology	444,814
		895,803
	Chemicals: Agricultural (0.2%)
8,509	Monsanto Co.	446,978
	Chemicals: Major Diversified (1.0%)
10,801	Dow Chemical Co. (The)	431,392
8,891	Du Pont (E.I.) de Nemours & Co.	433,081
7,384	Eastman Chemical Co.	437,945
22,946	Hercules Inc.*	443,087
8,350	Rohm & Haas Co.	426,852
		2,172,357
	Chemicals: Specialty (0.8%)
5,982	Air Products & Chemicals, Inc.	420,415
6,278	Ashland Inc.	434,312
6,890	Praxair, Inc.	408,784
5,456	Sigma-Aldrich Corp.	424,040
		1,687,551

NUMBER OF SHARES		VALUE
	Coal (0.3%)
12,332	CONSOL Energy, Inc.	$396,227
9,887	Peabody Energy Corp.*	399,534
		795,761
	Commercial Printing/Forms (0.2%)
12,155	Donnelley (R.R.) & Sons Co.	431,989
	Computer Communications (0.8%)
32,060	Avaya Inc.*	448,199
15,728	Cisco Systems, Inc.*	429,846
21,892	Juniper Networks, Inc.*	414,634
19,738	QLogic Corp.*	432,657
		1,725,336
	Computer Peripherals (0.6%)
32,203	EMC Corp.*	425,080
5,993	Lexmark International, Inc. (Class A)*	438,688
10,572	Network Appliance, Inc.*	415,268
5,600	Seagate Technology Inc. (Escrow) (a)*	0
		1,279,036
	Computer Processing Hardware (1.0%)
4,941	Apple Computer, Inc.*	419,194
16,338	Dell Inc.*	409,920
10,853	Hewlett-Packard Co.	447,035
10,508	NCR Corp.*	449,322
76,718	Sun Microsystems, Inc.*	415,812
		2,141,283
	Construction Materials (0.2%)
4,774	Vulcan Materials Co.	429,039
	Containers/Packaging (1.0%)
9,962	Ball Corp.	434,343
12,637	Bemis Company, Inc.	429,405
12,094	Pactiv Corp.*	431,635
6,868	Sealed Air Corp.	445,871
9,491	Temple-Inland Inc.	436,871
		2,178,125

See Notes to Financial Statements

Equally-Weighted S&P 500

Portfolio of Investments  ■  December 31, 2006 continued

NUMBER OF SHARES		VALUE
	Contract Drilling (0.7%)
13,290	Nabors Industries, Ltd. (Bermuda)*	$395,776
5,381	Noble Corp. (Cayman Islands)	409,763
11,630	Rowan Companies, Inc.	386,116
5,194	Transocean Inc. (Cayman Islands)*	420,143
		1,611,798
	Data Processing Services (1.8%)
8,830	Affiliated Computer Services, Inc. (Class A)*	431,257
8,732	Automatic Data Processing, Inc.	430,051
8,088	Computer Sciences Corp.*	431,657
17,993	Convergys Corp.*	427,874
10,611	Fidelity National Information Services, Inc.	425,395
17,563	First Data Corp.	448,208
8,195	Fiserv, Inc.*	429,582
10,634	Paychex, Inc.	420,468
18,854	Western Union Co.	422,707
		3,867,199
	Department Stores (0.8%)
12,292	Dillard's, Inc. (Class A)	429,851
11,163	Federated Department Stores, Inc.	425,645
6,130	Kohl's Corp.*	419,476
5,450	Penney (J.C.) Co., Inc.	421,612
		1,696,584
	Discount Stores (1.3%)
18,076	Big Lots, Inc.*	414,302
8,019	Costco Wholesale Corp.	423,965
27,573	Dollar General Corp.	442,822
14,962	Family Dollar Stores, Inc.	438,835
2,476	Sears Holdings Corp.*	415,795
7,377	Target Corp.	420,858
9,332	Wal-Mart Stores, Inc.	430,952
		2,987,529

NUMBER OF SHARES		VALUE
	Drugstore Chains (0.4%)
14,202	CVS Corp.	$438,984
9,741	Walgreen Co.	447,014
		885,998
	Electric Utilities (5.0%)
18,978	AES Corp. (The)*	418,275
9,706	Allegheny Energy, Inc.*	445,602
8,025	Ameren Corp.	431,183
10,213	American Electric Power Co., Inc.	434,870
26,206	CenterPoint Energy, Inc.	434,495
25,986	CMS Energy Corp.*	433,966
8,906	Consolidated Edison, Inc.	428,111
6,306	Constellation Energy Group, Inc.	434,294
5,178	Dominion Resources, Inc.	434,124
8,897	DTE Energy Co.	430,704
12,935	Duke Energy Corp.	429,571
9,637	Edison International	438,291
4,681	Entergy Corp.	432,150
6,924	Exelon Corp.	428,526
7,134	FirstEnergy Corp.	430,180
7,890	FPL Group, Inc.	429,374
9,164	PG&E Corp.	433,732
8,617	Pinnacle West Capital Corp.	436,796
11,987	PPL Corp.	429,614
8,794	Progress Energy, Inc.	431,610
6,444	Public Service Enterprise Group	427,753
11,724	Southern Co. (The)	432,147
24,883	TECO Energy, Inc.	428,734
7,783	TXU Corp.	421,916
18,587	Xcel Energy, Inc.	428,616
		10,784,634

See Notes to Financial Statements

Equally-Weighted S&P 500

Portfolio of Investments  ■  December 31, 2006 continued

NUMBER OF SHARES		VALUE
	Electrical Products (0.8%)
14,179	American Power Conversion Corp.	$433,736
4,819	Cooper Industries Ltd. (Class A) (Bermuda)	435,782
10,264	Emerson Electric Co.	452,334
13,399	Molex Inc.	423,810
		1,745,662
	Electronic Components (0.8%)
15,877	Jabil Circuit, Inc.	389,780
10,197	SanDisk Corp.*	438,777
121,416	Sanmina-SCI Corp.*	418,885
128,622	Solectron Corp.*	414,163
		1,661,605
	Electronic Equipment/ Instruments (1.2%)
12,719	Agilent Technologies, Inc.*	443,257
24,755	JDS Uniphase Corp.*	412,418
6,917	Rockwell Automation, Inc.	422,490
29,110	Symbol Technologies, Inc.	434,903
15,688	Tektronix, Inc.	457,619
25,348	Xerox Corp.*	429,649
		2,600,336
	Electronic Production Equipment (0.8%)
23,908	Applied Materials, Inc.	441,103
8,607	KLA-Tencor Corp.	428,198
12,615	Novellus Systems, Inc.*	434,208
28,638	Teradyne, Inc.*	428,424
		1,731,933
	Electronics/Appliance Stores (0.6%)
8,602	Best Buy Co., Inc.	423,132
18,708	Circuit City Stores - Circuit City Group	355,078
24,926	RadioShack Corp.	418,258
		1,196,468

NUMBER OF SHARES		VALUE
	Electronics/Appliances (0.6%)
16,450	Eastman Kodak Co.	$424,410
4,241	Harman International Industries, Inc.	423,718
5,267	Whirlpool Corp.	437,266
		1,285,394
	Engineering & Construction (0.2%)
5,128	Fluor Corp.	418,701
	Environmental Services (0.4%)
34,401	Allied Waste Industries, Inc.*	422,788
11,724	Waste Management, Inc.	431,091
		853,879
	Finance/Rental/ Leasing (1.4%)
5,658	Capital One Financial Corp.	434,648
8,073	CIT Group, Inc.	450,231
10,392	Countrywide Financial Corp.	441,140
7,192	Fannie Mae	427,133
6,283	Freddie Mac	426,616
8,436	Ryder System, Inc.	430,742
8,805	SLM Corp.	429,420
		3,039,930
	Financial Conglomerates (1.2%)
7,032	American Express Co.	426,631
8,017	Citigroup, Inc.	446,547
8,974	JPMorgan Chase & Co.	433,444
7,434	Principal Financial Group, Inc.	436,376
5,037	Prudential Financial, Inc.	432,477
6,451	State Street Corp.	435,055
		2,610,530
	Financial Publishing/ Services (0.6%)
10,526	Equifax, Inc.	427,356
6,282	McGraw-Hill Companies, Inc. (The)	427,302
6,177	Moody's Corp.	426,584
		1,281,242

See Notes to Financial Statements

Equally-Weighted S&P 500

Portfolio of Investments  ■  December 31, 2006 continued

NUMBER OF SHARES		VALUE
	Food Distributors (0.2%)
11,961	SYSCO Corp.	$439,686
	Food Retail (0.8%)
17,755	Kroger Co. (The)	409,608
12,734	Safeway Inc.	440,087
12,142	SUPERVALU, Inc.	434,077
8,835	Whole Foods Market, Inc.	414,627
		1,698,399
	Food: Major Diversified (1.2%)
10,918	Campbell Soup Co.	424,601
16,369	ConAgra Foods, Inc.	441,963
7,519	General Mills, Inc.	433,094
9,316	Heinz (H.J.) Co.	419,313
8,570	Kellogg Co.	429,014
25,588	Sara Lee Corp.	435,764
		2,583,749
	Food: Meat/Fish/Dairy (0.4%)
10,055	Dean Foods Co.*	425,125
25,955	Tyson Foods, Inc. (Class A)	426,960
		852,085
	Food: Specialty/Candy (0.6%)
8,496	Hershey Foods Co. (The)	423,101
10,999	McCormick & Co., Inc. (Non-Voting)	424,121
8,336	Wrigley (Wm.) Jr. Co.	431,138
		1,278,360
	Forest Products (0.2%)
6,026	Weyerhaeuser Co.	425,737
	Gas Distributors (1.4%)
61,222	Dynegy, Inc. (Class A)*	443,247
10,498	KeySpan Corp.	432,308
8,839	Nicor Inc.	413,665
17,801	NiSource, Inc.	429,004
9,743	Peoples Energy Corp.	434,246
4,928	Questar Corp.*	409,270
7,638	Sempra Energy	428,034
		2,989,774

NUMBER OF SHARES		VALUE
	Home Building (1.0%)
7,706	Centex Corp.	$433,617
15,983	D.R. Horton, Inc.	423,390
8,379	KB Home	429,675
8,175	Lennar Corp. (Class A)	428,861
13,040	Pulte Homes, Inc.	431,885
		2,147,428
	Home Furnishings (0.4%)
18,351	Leggett & Platt, Inc.	438,589
14,763	Newell Rubbermaid, Inc.	427,389
		865,978
	Home Improvement Chains (0.6%)
10,866	Home Depot, Inc. (The)	436,379
13,800	Lowe's Companies, Inc.	429,870
6,828	Sherwin-Williams Co.	434,124
		1,300,373
	Hospital/Nursing Management (0.6%)
21,217	Health Management Associates, Inc. (Class A)	447,891
9,193	Manor Care, Inc.	431,336
63,556	Tenet Healthcare Corp.*	442,985
		1,322,212
	Hotels/Resorts/ Cruiselines (1.0%)
9,089	Carnival Corp† (Panama)	445,815
12,477	Hilton Hotels Corp.	435,447
9,437	Marriott International, Inc. (Class A)	450,334
6,828	Starwood Hotels & Resorts Worldwide, Inc.	426,750
13,809	Wyndham Worldwide Corp.*	442,164
		2,200,510

See Notes to Financial Statements

Equally-Weighted S&P 500

Portfolio of Investments  ■  December 31, 2006 continued

NUMBER OF SHARES		VALUE
	Household/Personal Care (1.4%)
13,103	Avon Products, Inc.	$432,923
6,802	Clorox Co. (The)	436,348
6,635	Colgate-Palmolive Co.	432,867
10,562	Estee Lauder Companies, Inc. (The) (Class A)	431,141
8,851	International Flavors & Fragrances, Inc.	435,115
6,447	Kimberly-Clark Corp.	438,074
6,761	Procter & Gamble Co. (The)	434,529
		3,040,997
	Industrial Conglomerates (1.8%)
5,535	3M Co.	431,343
5,898	Danaher Corp.	427,251
11,602	General Electric Co.**	431,710
9,937	Honeywell International, Inc.	449,550
11,063	Ingersoll-Rand Co. Ltd. (Class A) (Bermuda)	432,895
7,977	ITT Corp.	453,253
4,621	Textron, Inc.	433,311
14,287	Tyco International Ltd. (Bermuda)	434,325
6,941	United Technologies Corp.	433,951
		3,927,589
	Industrial Machinery (0.4%)
9,178	Illinois Tool Works Inc.	423,932
5,487	Parker Hannifin Corp.	421,841
		845,773
	Industrial Specialties (0.4%)
9,682	Ecolab Inc.	437,626
6,560	PPG Industries, Inc.	421,218
		858,844

NUMBER OF SHARES		VALUE
	Information Technology Services (1.0%)
14,844	Citrix Systems, Inc.*	$401,530
5,389	Cognizant Technology Solutions Corp. (Class A)*	415,815
15,728	Electronic Data Systems Corp.	433,306
4,548	International Business Machines Corp.	441,838
58,182	Unisys Corp.*	456,147
		2,148,636
	Insurance Brokers/ Services (0.4%)
11,971	AON Corp.	423,055
14,133	Marsh & McLennan Companies, Inc.	433,318
		856,373
	Integrated Oil (0.9%)
5,750	Chevron Corp.	422,798
5,957	ConocoPhillips	428,606
5,607	Exxon Mobil Corp.	429,664
8,296	Hess Corp.	411,233
8,209	Murphy Oil Corp.	417,428
		2,109,729
	Internet Retail (0.4%)
10,834	Amazon.com, Inc.*	427,510
11,273	IAC/InterActiveCorp*	418,905
		846,415
	Internet Software/ Services (0.6%)
902	Google, Inc. (Class A)*	415,353
17,079	VeriSign, Inc.*	410,750
16,114	Yahoo!, Inc.*	411,552
		1,237,655

See Notes to Financial Statements

Equally-Weighted S&P 500

Portfolio of Investments  ■  December 31, 2006 continued

NUMBER OF SHARES		VALUE
	Investment Banks/ Brokers (1.8%)
7,917	Ameriprise Financial, Inc.	$431,476
2,648	Bear Stearns Companies, Inc. (The)	431,041
813	Chicago Mercantile Exchange Holdings, Inc.	414,427
18,691	E*TRADE Group, Inc.*	419,052
2,169	Goldman Sachs Group, Inc. (The)	432,390
5,696	Lehman Brothers Holdings Inc.	444,972
4,734	Merrill Lynch & Co., Inc.	440,735
5,469	Morgan Stanley (Note 4)	445,341
22,424	Schwab (Charles) Corp. (The)	433,680
		3,893,114
	Investment Managers (1.2%)
13,001	Federated Investors, Inc. (Class B)	439,174
3,813	Franklin Resources, Inc.	420,078
20,383	Janus Capital Group, Inc.	440,069
4,512	Legg Mason, Inc.	428,866
10,206	Mellon Financial Corp.	430,183
9,741	Price (T.) Rowe Group, Inc.	426,364
		2,584,734
	Life/Health Insurance (1.2%)
9,630	AFLAC, Inc.	442,980
12,801	Genworth Financial Inc. (Class A)	437,922
6,686	Lincoln National Corp.	443,950
7,380	MetLife, Inc.	435,494
6,754	Torchmark Corp.	430,635
21,565	UnumProvident Corp.	448,121
		2,639,102
	Major Banks (2.4%)
8,129	Bank of America Corp.	434,007
10,960	Bank of New York Co., Inc. (The)	431,495
9,816	BB&T Corp.	431,217
7,310	Comerica, Inc.	428,951
17,401	Huntington Bancshares, Inc.	413,274

NUMBER OF SHARES		VALUE
11,449	KeyCorp	$435,405
11,840	National City Corp.	432,870
5,895	PNC Financial Services Group	436,466
11,627	Regions Financial Corp.	434,850
5,118	SunTrust Banks, Inc.	432,215
7,602	Wachovia Corp.	432,934
12,159	Wells Fargo & Co.	432,374
		5,176,058
	Major Telecommunications (1.2%)
7,472	ALLTEL Corp.	451,907
12,155	AT&T Inc.	434,541
9,322	BellSouth Corp.	439,159
8,361	Embarq Corp.	439,454
22,217	Sprint Nextel Corp.	419,679
11,882	Verizon Communications, Inc.	442,486
		2,627,226
	Managed Health Care (1.4%)
10,034	Aetna, Inc.	433,268
8,617	Caremark Rx, Inc.	492,117
3,343	CIGNA Corp.	439,839
8,660	Coventry Health Care, Inc.*	433,433
7,865	Humana, Inc.*	435,013
8,654	UnitedHealth Group Inc.	464,979
5,620	WellPoint Inc.*	442,238
		3,140,887
	Media Conglomerates (1.0%)
13,550	CBS Corp. (Class B)	422,489
12,637	Disney (Walt) Co. (The)	433,070
20,456	News Corp. (Class A)	439,395
20,012	Time Warner, Inc.	435,861
11,413	Viacom, Inc. (Class B)*	468,275
		2,199,090
	Medical Distributors (0.8%)
9,336	AmerisourceBergen Corp.	419,747
6,674	Cardinal Health, Inc.	430,006
8,469	McKesson Corp.	429,378
11,690	Patterson Companies, Inc.*	415,112
		1,694,243

See Notes to Financial Statements

Equally-Weighted S&P 500

Portfolio of Investments  ■  December 31, 2006 continued

NUMBER OF SHARES		VALUE
	Medical Specialties (3.2%)
11,422	Applera Corp. - Applied Biosystems Group	$419,073
5,172	Bard (C.R.), Inc.	429,121
8,353	Bausch & Lomb, Inc.	434,857
9,312	Baxter International, Inc.	431,984
6,022	Becton, Dickinson & Co.	422,443
10,320	Biomet, Inc.	425,906
26,609	Boston Scientific Corp.*	457,143
12,667	Hospira, Inc.*	425,358
7,983	Medtronic, Inc.	427,170
12,445	Pall Corp.	429,975
19,472	PerkinElmer, Inc.	432,863
11,543	St. Jude Medical, Inc.*	422,012
7,846	Stryker Corp.	432,393
9,493	Thermo Fisher Scientific, Inc.*	429,938
8,659	Waters Corp.*	424,031
5,632	Zimmer Holdings, Inc.*	441,436
		6,885,703
	Miscellaneous Commercial Services (0.4%)
10,144	Cintas Corp.	402,818
13,592	Sabre Holdings Corp. (Class A)	433,449
		836,267
	Miscellaneous Manufacturing (0.2%)
8,751	Dover Corp.	428,974
	Motor Vehicles (0.6%)
61,222	Ford Motor Co.	459,777
14,814	General Motors Corp.	455,086
6,236	Harley-Davidson, Inc.	439,451
		1,354,314
	Multi-Line Insurance (0.8%)
6,009	American International Group, Inc.	430,605
4,711	Hartford Financial Services Group, Inc. (The) (Note 4)	439,583
10,401	Loews Corp.	431,329
6,808	SAFECO Corp.	425,840
		1,727,357

NUMBER OF SHARES		VALUE
	Office Equipment/ Supplies (0.4%)
6,429	Avery Dennison Corp.	$436,722
9,322	Pitney Bowes, Inc.	430,583
		867,305
	Oil & Gas Pipelines (0.6%)
28,312	El Paso Corp.	432,607
4,111	Kinder Morgan, Inc.	434,738
15,965	Williams Companies, Inc. (The)	417,006
		1,284,351
	Oil & Gas Production (1.3%)
9,526	Anadarko Petroleum Corp.	414,572
6,297	Apache Corp.	418,813
13,915	Chesapeake Energy Corp.	404,231
6,092	Devon Energy Corp.	408,651
6,317	EOG Resources, Inc.	394,497
8,349	Occidental Petroleum Corp.	407,682
8,690	XTO Energy Inc.	408,865
		2,857,311
	Oil Refining/Marketing (0.6%)
4,539	Marathon Oil Corp.	419,858
6,350	Sunoco, Inc.	395,986
7,864	Valero Energy Corp.	402,322
		1,218,166
	Oilfield Services/ Equipment (1.3%)
5,539	Baker Hughes Inc.	413,542
13,482	BJ Services Co.	395,292
13,187	Halliburton Co.	409,456
6,467	National-Oilwell Varco, Inc.*	395,651
6,417	Schlumberger Ltd. (Netherlands Antilles)	405,298
9,847	Smith International, Inc.	404,416
9,328	Weatherford International Ltd. (Bermuda)*	389,817
		2,813,472

See Notes to Financial Statements

Equally-Weighted S&P 500

Portfolio of Investments  ■  December 31, 2006 continued

NUMBER OF SHARES		VALUE
	Other Consumer Services (0.6%)
11,100	Apollo Group, Inc. (Class A)*	$432,567
18,368	Block (H.&R.), Inc.	423,199
13,167	eBay Inc.*	395,932
		1,251,698
	Other Consumer Specialties (0.2%)
5,204	Fortune Brands, Inc.	444,370
	Other Metals/Minerals (0.2%)
3,538	Phelps Dodge Corp.	423,569
	Packaged Software (2.0%)
10,125	Adobe Systems, Inc.*	416,340
10,367	Autodesk, Inc.*	419,449
13,382	BMC Software, Inc.*	430,900
19,011	CA Inc.	430,599
50,892	Compuware Corp.*	423,930
13,756	Intuit Inc.*	419,696
14,358	Microsoft Corp.**	428,730
69,912	Novell, Inc.*	433,454
24,464	Oracle Corp.*	419,313
20,475	Symantec Corp.*	426,904
		4,249,315
	Personnel Services (0.4%)
9,174	Monster Worldwide, Inc.*	427,875
11,553	Robert Half International, Inc.	428,847
		856,722
	Pharmaceuticals: Generic Drugs (0.6%)
8,408	Barr Pharmaceuticals Inc.*	421,409
21,082	Mylan Laboratories, Inc.	420,797
16,431	Watson Pharmaceuticals, Inc.*	427,699
		1,269,905
	Pharmaceuticals: Major (1.6%)
8,943	Abbott Laboratories	435,614
16,925	Bristol-Myers Squibb Co.	445,466
6,539	Johnson & Johnson	431,705
7,950	Lilly (Eli) & Co.	414,195

NUMBER OF SHARES		VALUE
9,851	Merck & Co., Inc.	$429,504
16,905	Pfizer, Inc.	437,840
18,359	Schering-Plough Corp.	434,007
8,471	Wyeth	431,343
		3,459,674
	Pharmaceuticals: Other (0.6%)
3,528	Allergan, Inc.	422,443
8,417	Forest Laboratories, Inc.*	425,900
26,625	King Pharmaceuticals, Inc.*	423,870
		1,272,213
	Precious Metals (0.4%)
7,215	Freeport-McMoRan Copper & Gold, Inc. (Class B)	402,092
9,049	Newmont Mining Corp.	408,562
		810,654
	Property - Casualty Insurers (1.4%)
7,139	ACE Ltd. (Cayman Islands)	432,409
6,645	Allstate Corp. (The)	432,656
8,297	Chubb Corp. (The)	438,994
9,286	Cincinnati Financial Corp.	420,749
17,934	Progressive Corp. (The)	434,361
8,093	St. Paul Travelers Companies, Inc. (The)	434,513
6,014	XL Capital Ltd. (Class A) (Cayman Islands)	433,128
		3,026,810
	Publishing: Books/ Magazines (0.2%)
7,698	Meredith Corp.	433,782
	Publishing: Newspapers (1.0%)
11,143	Dow Jones & Co., Inc.	423,434
7,077	Gannett Co., Inc.	427,875
17,932	New York Times Co. (The) (Class A)	436,824
8,595	Scripps (E.W.) Co. (Class A)	429,234
13,652	Tribune Co.	420,209
		2,137,576

See Notes to Financial Statements

Equally-Weighted S&P 500

Portfolio of Investments  ■  December 31, 2006 continued

NUMBER OF SHARES		VALUE
	Pulp & Paper (0.4%)
12,463	International Paper Co.	$424,988
14,249	MeadWestvaco Corp.	428,325
		853,313
	Railroads (0.8%)
5,722	Burlington Northern Santa Fe Corp.	422,341
12,238	CSX Corp.	421,354
8,478	Norfolk Southern Corp.	426,359
4,615	Union Pacific Corp.	424,672
		1,694,726
	Real Estate Development (0.4%)
13,159	CB Richard Ellis Group, Inc. (Class A)*	436,879
16,998	Realogy Corp.*	515,379
		952,258
	Real Estate Investment Trusts (2.2%)
7,679	Apartment Investment & Management Co. (Class A)	430,178
7,384	Archstone-Smith Trust	429,823
3,764	Boston Properties, Inc.	421,116
9,059	Equity Office Properties Trust	436,372
8,353	Equity Residential	423,915
9,421	Kimco Realty Corp.	423,474
11,229	Plum Creek Timber Co., Inc.	447,476
6,971	ProLogis	423,628
4,495	Public Storage, Inc.	438,263
4,313	Simon Property Group, Inc.	436,864
3,513	Vornado Realty Trust	426,830
		4,737,939
	Recreational Products (0.8%)
13,424	Brunswick Corp.	428,226
8,049	Electronic Arts Inc.*	405,348
16,048	Hasbro, Inc.	437,308
18,978	Mattel, Inc.	430,041
		1,700,923

NUMBER OF SHARES		VALUE
	Regional Banks (2.0%)
11,849	Commerce Bancorp, Inc.	$417,914
7,265	Compass Bancshares, Inc.	433,357
10,606	Fifth Third Bancorp	434,104
10,495	First Horizon National Corp.	438,481
3,550	M&T Bank Corp.	433,668
9,062	Marshall & Ilsley Corp.	435,973
7,305	Northern Trust Corp.	443,340
14,296	Synovus Financial Corp.	440,746
12,011	U.S. Bancorp	434,678
5,300	Zions Bancorporation	436,932
		4,349,193
	Restaurants (1.0%)
10,718	Darden Restaurants, Inc.	430,542
9,985	McDonald's Corp.	442,635
11,802	Starbucks Corp.*	418,027
12,962	Wendy's International, Inc.	428,913
7,387	Yum! Brands, Inc.	434,356
		2,154,473
	Savings Banks (0.4%)
16,905	Sovereign Bancorp, Inc.	429,218
9,583	Washington Mutual, Inc.	435,931
		865,149
	Semiconductors (2.7%)
19,596	Advanced Micro Devices, Inc.*	398,779
21,662	Altera Corp.*	426,308
13,300	Analog Devices, Inc.	437,171
12,904	Broadcom Corp. (Class A)*	416,928
20,456	Intel Corp.	414,234
13,804	Linear Technology Corp.	418,537
45,917	LSI Logic Corp.*	413,253
14,041	Maxim Integrated Products, Inc.	429,935
31,639	Micron Technology, Inc.*	441,680
18,547	National Semiconductor Corp.	421,017
11,559	NVIDIA Corp.*	427,799
59,716	PMC - Sierra, Inc.*	400,694
14,609	Texas Instruments Inc.	420,739
17,443	Xilinx, Inc.	415,318
		5,882,392

See Notes to Financial Statements

Equally-Weighted S&P 500

Portfolio of Investments  ■  December 31, 2006 continued

NUMBER OF SHARES		VALUE
	Services to the Health Industry (1.0%)
6,313	Express Scripts, Inc.*	$452,011
15,620	IMS Health Inc.	429,238
5,979	Laboratory Corp. of America Holdings*	439,277
8,326	Medco Health Solutions, Inc.*	444,941
8,294	Quest Diagnostics Inc.	439,582
		2,205,049
	Specialty Insurance (0.6%)
4,909	Ambac Financial Group, Inc.	437,245
5,967	MBIA Inc.	435,949
6,977	MGIC Investment Corp.	436,342
		1,309,536
	Specialty Stores (1.4%)
20,749	AutoNation, Inc.*	442,369
3,705	AutoZone, Inc.*	428,150
10,655	Bed Bath & Beyond Inc.*	405,956
10,764	Office Depot, Inc.*	410,862
8,512	OfficeMax Inc.	422,621
15,814	Staples, Inc.	422,234
11,218	Tiffany & Co.	440,194
		2,972,386
	Specialty Telecommunications (0.8%)
10,134	CenturyTel, Inc.	442,450
30,290	Citizens Communications Co.	435,267
54,523	Qwest Communications International, Inc.*	456,358
30,206	Windstream Corp.	429,529
		1,763,604
	Steel (0.6%)
4,899	Allegheny Technologies, Inc.	444,241
7,312	Nucor Corp.	399,674
5,776	United States Steel Corp.	422,457
		1,266,372

NUMBER OF SHARES		VALUE
	Telecommunication Equipment (1.4%)
29,110	ADC Telecommunications, Inc.*	$422,968
15,045	Ciena Corp.*	416,897
20,710	Comverse Technology, Inc.*	437,188
22,240	Corning, Inc.*	416,110
20,930	Motorola, Inc.	430,321
10,974	QUALCOMM, Inc.	414,707
41,008	Tellabs, Inc.*	420,742
		2,958,933
	Tobacco (0.6%)
5,087	Altria Group, Inc.	436,566
6,721	Reynolds American, Inc.	440,024
7,684	UST, Inc.	447,209
		1,323,799
	Tools/Hardware (0.6%)
5,539	Black & Decker Corp.	442,954
9,174	Snap-On, Inc.	437,049
8,741	Stanley Works (The)	439,585
		1,319,588
	Trucks/Construction/Farm Machinery (1.0%)
7,012	Caterpillar Inc.	430,046
3,560	Cummins Inc.	420,721
4,535	Deere & Co.	431,142
6,597	PACCAR, Inc.	428,145
6,820	Terex Corp.*	440,436
		2,150,490
	Wholesale Distributors (0.4%)
9,174	Genuine Parts Co.	435,123
6,105	Grainger (W.W.), Inc.	426,984
		862,107
	Total Common Stocks (Cost $120,889,569)	214,304,867

See Notes to Financial Statements

Equally-Weighted S&P 500

Portfolio of Investments  ■  December 31, 2006 continued

NUMBER OF WARRANTS		VALUE
	Warrant (0.0%)
	Aerospace & Defense (0.0%)
111	Raytheon Co. (06/16/11) (Cost $1,354)*	$1,989
PRINCIPAL AMOUNT IN THOUSANDS

	Short-Term Investment (1.0%)
	Repurchase Agreement
$2,106	Joint repurchase agreement account 5.265% due 01/02/07 (dated 12/29/06; proceeds $2,107,232) (b) (Cost $2,106,000)	2,106,000
Total Investments (Cost $122,996,923) (c) (d)	99.9%	216,412,856
Other Assets in Excess of Liabilities	0.1	308,513
Net Assets	100.0%	$216,721,369

*  Non-income producing security.

**  A portion of this security is physically segregated in connection with open futures contracts in the amount of $82,500.

†  Consists of one or more class of securities traded together as a unit. Stocks with attached paired trust shares.

(a)  A security with total market value equal to $0 has been valued at its fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees.

(b)  Collateralized by federal agency and U.S. Treasury obligations.

(c)  Securities have been designated as collateral in an amount equal to $2,224,613 in connection with open futures contracts.

(d)  The aggregate cost for federal income tax purposes is $123,358,011. The aggregate gross unrealized appreciation is $95,038,709, and the aggregate gross unrealized depreciation is $1,983,864, resulting in net unrealized appreciation of $93,054,845.

FUTURES CONTRACTS OPEN AT DECEMBER 31, 2006

NUMBER OF CONTRACTS	LONG/SHORT	DESCRIPTION, DELIVERY MONTH AND YEAR	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
3	Long	S&P Midcap 400 Index March 2007	$1,216,950	$(20,035)
3	Long	S&P 500 Index March 2007	1,071,300	1,152
Net Unrealized Depreciation				$(18,883)

See Notes to Financial Statements

Equally-Weighted S&P 500

Summary of Investments  ■  December 31, 2006

SECTOR	VALUE	PERCENT OF NET ASSETS
Finance	$37,768,083	17.4%
Electronic Technology	23,459,437	10.9
Health Technology	15,858,125	7.3
Retail Trade	15,261,354	7.1
Consumer Non-Durables	14,726,953	6.8
Utilities	13,774,408	6.4
Consumer Services	12,998,104	6.0
Producer Manufacturing	11,725,115	5.4
Technology Services	11,502,805	5.4
Consumer Durables	9,591,865	4.4
Process Industries	8,620,542	4.0
Industrial Services	6,982,201	3.2
Energy Minerals	6,980,967	3.1

SECTOR	VALUE		PERCENT OF NET ASSETS
Health Services	$6,668,148		3.0%
Communications	4,390,830		2.0
Commercial Services	4,281,175		2.0
Non-Energy Minerals	3,774,431		1.8
Distribution Services	2,996,036		1.4
Transportation	2,946,277		1.3
Repurchase Agreement	2,106,000		1.0
	$216,412,856	*	99.9%

*  Does not include open long futures contracts with an underlying face amount of $2,288,250 with net unrealized depreciation of $18,883.

See Notes to Financial Statements

Growth

Portfolio of Investments  ■  December 31, 2006

NUMBER OF SHARES		VALUE
	Common Stocks (98.2%)
	Air Freight/Couriers (3.1%)
18,096	C.H. Robinson Worldwide, Inc.	$739,945
20,614	Expeditors International of Washington, Inc.	834,867
		1,574,812
	Apparel/Footwear (1.5%)
18,057	Coach, Inc.*	775,729
	Apparel/Footwear Retail (2.0%)
14,409	Abercrombie & Fitch Co. (Class A)	1,003,299
	Beverages: Non-Alcoholic (1.5%)
15,761	Coca-Cola Co. (The)	760,468
	Biotechnology (1.3%)
8,467	Genentech, Inc.*	686,928
	Broadcasting (3.3%)
62,627	Grupo Televisa S.A. (ADR) (Mexico)	1,691,555
	Casino/Gaming (3.1%)
17,640	International Game Technology	814,968
8,386	Wynn Resorts, Ltd.	787,026
		1,601,994
	Chemicals: Agricultural (5.4%)
52,492	Monsanto Co.	2,757,405
	Computer Peripherals (0.0%)
20,100	Seagate Technology Inc. (Escrow) (a)*	0
	Computer Processing Hardware (1.7%)
10,505	Apple Computer, Inc.*	891,244
	Construction Materials (1.5%)
22,401	Cemex SAB de C.V. (ADR) (Mexico)*	758,946
	Data Processing Services (1.6%)
35,422	Western Union Co.	794,161

NUMBER OF SHARES		VALUE
	Discount Stores (8.0%)
29,347	Costco Wholesale Corp.	$1,551,576
15,197	Sears Holdings Corp.*	2,552,032
		4,103,608
	Environmental Services (1.4%)
19,788	Waste Management, Inc.	727,605
	Financial Conglomerates (9.0%)
29,894	American Express Co.	1,813,669
57,855	Brookfield Asset Management Inc. (Class A) (Canada)	2,787,454
		4,601,123
	Financial Publishing/ Services (4.7%)
13,211	McGraw-Hill Companies, Inc. (The)	898,612
21,616	Moody's Corp.	1,492,801
		2,391,413
	Food: Major Diversified (1.5%)
8,750	Nestle SA (ADR) (Registered Shares) (Switzerland)	775,938
	Home Improvement Chains (1.6%)
20,242	Home Depot, Inc. (The)	812,919
	Hotels/Resorts/ Cruiselines (3.3%)
34,990	Marriott International, Inc. (Class A)	1,669,723
	Internet Retail (3.2%)
40,832	Amazon.com, Inc.*	1,611,231
	Internet Software/ Services (9.3%)
6,578	Google Inc. (Class A)*	3,029,037
67,424	Yahoo! Inc.*	1,722,009
		4,751,046
	Investment Banks/ Brokers (1.4%)
1,377	Chicago Mercantile Exchange Holdings Inc. (Class A)	701,926

See Notes to Financial Statements

Growth

Portfolio of Investments  ■  December 31, 2006 continued

NUMBER OF SHARES		VALUE
	Managed Health Care (1.6%)
15,165	UnitedHealth Group Inc.	$814,815
	Medical Specialties (1.3%)
17,120	Dade Behring Holdings, Inc.	681,547
	Miscellaneous Commercial Services (3.9%)
14,066	Corporate Executive Board Co. (The)	1,233,588
18,733	Iron Mountain Inc.*	774,422
		2,008,010
	Oil & Gas Production (3.6%)
38,468	Ultra Petroleum Corp. (Canada)*	1,836,847
	Other Consumer Services (5.1%)
86,124	eBay Inc.*	2,589,749
	Personnel Services (1.6%)
17,069	Monster Worldwide, Inc.*	796,098
	Property - Casualty Insurers (3.2%)
439	Berkshire Hathaway Inc. (Class B)*	1,609,374
	Recreational Products (1.3%)
12,844	Electronic Arts Inc.*	646,824
	Restaurants (1.6%)
17,788	McDonald's Corp.	788,542
	Semiconductors (1.1%)
29,615	Marvell Technology Group, Ltd. (Bermuda)*	568,312
	Specialty Telecommunications (1.3%)
19,911	Crown Castle International Corp.*	643,125
	Wireless Telecommunications (3.2%)
36,426	America Movil SAB de C.V. (Series L) (ADR) (Mexico)	1,647,184
	Total Common Stocks (Cost $40,276,520)	50,073,500

PRINCIPAL AMOUNT IN THOUSANDS		VALUE
	Short-Term Investment (1.9%)
	Repurchase Agreement
$951	Joint repurchase agreement account 5.265% due 01/02/07 (dated 12/29/06; proceeds $951,556) (b) (Cost $951,000)	$951,000
Total Investments (Cost $41,227,520) (c)	100.1%	51,024,500
Liabilities in Excess of Other Assets	(0.1)	(40,230)
Net Assets	100.0%	$50,984,270

ADR  American Depositary Receipt.

  *  Non-income producing security.

  (a)  A security with total market value equal to $0 has been valued at its fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees.

  (b)  Collateralized by federal agency and U.S. Treasury obligations.

  (c)  The aggregate cost for federal income tax purposes is $41,321,891. The aggregate gross unrealized appreciation is $10,950,592 and the aggregate gross unrealized depreciation is $1,247,983, resulting in net unrealized appreciation of $9,702,609.

See Notes to Financial Statements

Growth

Summary of Investments  ■  December 31, 2006

INDUSTRY	VALUE	PERCENT OF NET ASSETS
Internet Software/Services	$4,751,046	9.3%
Financial Conglomerates	4,601,123	9.0
Discount Stores	4,103,608	8.0
Chemicals: Agricultural	2,757,405	5.4
Other Consumer Services	2,589,749	5.1
Financial Publishing/ Services	2,391,413	4.7
Miscellaneous Commercial Services	2,008,010	3.9
Oil & Gas Production	1,836,847	3.6
Broadcasting	1,691,555	3.3
Hotels/Resorts/Cruiselines	1,669,723	3.3
Wireless Telecommunications	1,647,184	3.2
Internet Retail	1,611,231	3.2
Property - Casualty Insurers	1,609,374	3.2
Casino/Gaming	1,601,994	3.1
Air Freight/Couriers	1,574,812	3.1
Apparel/Footwear Retail	1,003,299	2.0
Repurchase Agreement	951,000	1.9

INDUSTRY	VALUE	PERCENT OF NET ASSETS
Computer Processing Hardware	$891,244	1.7%
Managed Health Care	814,815	1.6
Home Improvement Chains	812,919	1.6
Personnel Services	796,098	1.6
Data Processing Services	794,161	1.6
Restaurants	788,542	1.6
Food: Major Diversified	775,938	1.5
Apparel/Footwear	775,729	1.5
Beverages: Non-Alcoholic	760,468	1.5
Construction Materials	758,946	1.5
Environmental Services	727,605	1.4
Investment Banks/Brokers	701,926	1.4
Biotechnology	686,928	1.3
Medical Specialties	681,547	1.3
Recreational Products	646,824	1.3
Specialty Telecommunications	643,125	1.3
Semiconductors	568,312	1.1
	$51,024,500	100.1%

See Notes to Financial Statements

Focus Growth

Portfolio of Investments  ■  December 31, 2006

NUMBER OF SHARES		VALUE
	Common Stocks (98.8%)
	Air Freight/Couriers (4.7%)
90,369	C.H. Robinson Worldwide, Inc.	$3,695,188
109,382	Expeditors International of Washington, Inc.	4,429,971
		8,125,159
	Apparel/Footwear Retail (2.3%)
56,941	Abercrombie & Fitch Co. (Class A)	3,964,802
	Biotechnology (1.5%)
32,825	Genentech, Inc.*	2,663,092
	Broadcasting (4.7%)
305,671	Grupo Televisa S.A. (ADR) (Mexico)	8,256,174
	Chemicals: Agricultural (6.0%)
198,343	Monsanto Co.	10,418,958
	Data Processing Services (2.7%)
212,158	Western Union Co.	4,756,583
	Discount Stores (9.5%)
122,815	Costco Wholesale Corp.	6,493,229
59,380	Sears Holdings Corp.*	9,971,683
		16,464,912
	Financial Conglomerates (11.5%)
140,486	American Express Co.	8,523,286
236,729	Brookfield Asset Management Inc. (Class A) (Canada)	11,405,603
		19,928,889
	Financial Publishing/ Services (4.5%)
113,408	Moody's Corp.	7,831,956
	Hotels/Resorts/ Cruiselines (4.7%)
169,493	Marriott International, Inc. (Class A)	8,088,206

NUMBER OF SHARES		VALUE
	Internet Retail (3.7%)
163,820	Amazon.com, Inc.*	$6,464,337
	Internet Software/ Services (10.5%)
24,936	Google Inc. (Class A)*	11,482,529
268,089	Yahoo! Inc.*	6,846,993
		18,329,522
	Investment Banks/ Brokers (2.1%)
7,302	Chicago Mercantile Exchange Holdings Inc. (Class A)	3,722,195
	Managed Health Care (2.2%)
69,576	UnitedHealth Group Inc.	3,738,318
	Miscellaneous Commercial Services (3.0%)
59,427	Corporate Executive Board Co. (The)	5,211,748
	Oil & Gas Production (6.0%)
216,783	Ultra Petroleum Corp. (Canada)*	10,351,388
	Other Consumer Services (5.9%)
339,809	eBay Inc.*	10,218,057
	Personnel Services (2.2%)
82,926	Monster Worldwide Inc.*	3,867,669
	Property - Casualty Insurers (3.9%)
1,869	Berkshire Hathaway Inc. (Class B)*	6,851,754
	Recreational Products (1.3%)
46,121	Electronic Arts Inc.*	2,322,654
	Specialty Telecommunications (1.8%)
98,067	Crown Castle International Corp.*	3,167,564

See Notes to Financial Statements

Focus Growth

Portfolio of Investments  ■  December 31, 2006 continued

NUMBER OF SHARES		VALUE
	Wireless Telecommunications (4.1%)
159,134	America Movil SAB de C.V. (Series L) (ADR) (Mexico)	$7,196,039
	Total Common Stocks (Cost $149,050,997)	171,939,976

PRINCIPAL AMOUNT IN THOUSANDS		VALUE
	Short-Term Investment (1.4%) Repurchase Agreement
$2,324	Joint repurchase agreement account 5.265% due 01/02/07 (dated 12/29/06; proceeds $2,325,360) (a) (Cost $2,324,000)	$2,324,000
Total Investments (Cost $151,374,997) (b)	100.2%	174,263,976
Liabilities in Excess of Other Assets	(0.2)	(287,783)
Net Assets	100.0%	$173,976,193

ADR  American Depositary Receipt.

  *  Non-income producing security.

  (a)  Collateralized by federal agency and U.S. Treasury obligations.

  (b)  The aggregate cost for federal income tax purposes is $151,394,212. The aggregate gross unrealized appreciation is $30,294,509 and the aggregate gross unrealized depreciation is $7,424,745, resulting in net unrealized appreciation of $22,869,764.

See Notes to Financial Statements

Focus Growth

Summary of Investments  ■  December 31, 2006

INDUSTRY	VALUE	PERCENT OF NET ASSETS
Financial Conglomerates	$19,928,889	11.5%
Internet Software/Services	18,329,522	10.5
Discount Stores	16,464,912	9.5
Chemicals: Agricultural	10,418,958	6.0
Oil & Gas Production	10,351,388	6.0
Other Consumer Services	10,218,057	5.9
Broadcasting	8,256,174	4.7
Air Freight/Couriers	8,125,159	4.7
Hotels/Resorts/Cruiselines	8,088,206	4.7
Financial Publishing/ Services	7,831,956	4.5
Wireless Telecommunications	7,196,039	4.1
Property - Casualty Insurers	6,851,754	3.9
Internet Retail	6,464,337	3.7

INDUSTRY	VALUE	PERCENT OF NET ASSETS
Miscellaneous Commercial Services	$5,211,748	3.0%
Data Processing Services	4,756,583	2.7
Apparel/Footwear Retail	3,964,802	2.3
Personnel Services	3,867,669	2.2
Managed Health Care	3,738,318	2.2
Investment Banks/Brokers	3,722,195	2.1
Specialty Telecommunications	3,167,564	1.8
Biotechnology	2,663,092	1.5
Repurchase Agreement	2,324,000	1.4
Recreational Products	2,322,654	1.3
	$174,263,976	100.2%

See Notes to Financial Statements

Capital Opportunities

Portfolio of Investments  ■  December 31, 2006

NUMBER OF SHARES		VALUE
	Common Stocks (97.1%)
	Air Freight/Couriers (4.6%)
18,505	C.H. Robinson Worldwide, Inc.	$756,669
21,138	Expeditors International of Washington, Inc.	856,089
		1,612,758
	Apparel/Footwear Retail (2.6%)
13,279	Abercrombie & Fitch Co. (Class A)	924,617
	Biotechnology (0.5%)
3,177	Techne Corp.*	176,165
	Broadcasting (3.4%)
44,527	Grupo Televisa S.A. (ADR) (Mexico)	1,202,674
	Casino/Gaming (2.6%)
9,691	Wynn Resorts, Ltd.	909,500
	Chemicals: Agricultural (5.3%)
35,262	Monsanto Co.	1,852,313
	Discount Stores (8.0%)
21,056	Costco Wholesale Corp.	1,113,231
10,231	Sears Holdings Corp.*	1,718,092
		2,831,323
	Financial Conglomerates (9.1%)
21,277	American Express Co.	1,290,875
40,121	Brookfield Asset Management Inc. (Class A) (Canada)	1,933,030
		3,223,905
	Financial Publishing/ Services (3.0%)
15,252	Moody's Corp.	1,053,303
	Home Building (2.4%)
14,532	Desarrolladora Homex S.A. de C.V. (ADR) (Mexico)*	858,405
	Hotels/Resorts/ Cruiselines (3.4%)
24,883	Marriott International, Inc. (Class A)	1,187,417

NUMBER OF SHARES		VALUE
	Internet Retail (3.1%)
28,141	Amazon.com, Inc.*	$1,110,444
	Internet Software/ Services (9.5%)
4,542	Google, Inc. (Class A)*	2,091,500
48,891	Yahoo!, Inc.*	1,248,676
		3,340,176
	Investment Banks/ Brokers (3.2%)
15,226	Greenhill & Co., Inc.	1,123,679
	Investment Trusts/Mutual Funds (1.0%)
24,439	Aeroplan Income Fund† (Canada)	355,442
	Medical Specialties (2.8%)
24,567	Dade Behring Holdings, Inc.	978,012
	Miscellaneous Commercial Services (7.0%)
17,797	Corporate Executive Board Co. (The)	1,560,797
21,812	Iron Mountain Inc.*	901,708
		2,462,505
	Oil & Gas Production (6.2%)
45,881	Ultra Petroleum Corp. (Canada)*	2,190,818
	Other Consumer Services (5.1%)
59,763	eBay Inc.*	1,797,073
	Personnel Services (2.1%)
16,081	Monster Worldwide, Inc.*	750,018
	Property - Casualty Insurers (3.2%)
307	Berkshire Hathaway Inc. (Class B)*	1,125,462
	Restaurants (2.4%)
25,098	Wendy's International, Inc.	830,493
	Services to the Health Industry (1.1%)
5,334	Stericycle, Inc.*	402,717

See Notes to Financial Statements

Capital Opportunities

Portfolio of Investments  ■  December 31, 2006 continued

NUMBER OF SHARES		VALUE
	Specialty Telecommunications (2.2%)
23,593	Crown Castle International Corp.*	$762,054
	Wireless Telecommunications (3.3%)
25,771	America Movil S.A. de C.V. (Series L) (ADR) (Mexico)	1,165,365
	Total Common Stocks (Cost $26,078,992)	34,226,638

PRINCIPAL AMOUNT IN THOUSANDS		VALUE
	Short-Term Investment (3.4%) Repurchase Agreement
$1,212	Joint repurchase agreement account 5.265% due 01/02/07 (dated 12/29/06; proceeds $1,212,709) (a) (Cost $1,212,000)	$1,212,000
Total Investments (Cost $27,290,992) (b)	100.5%	35,438,638
Liabilities in Excess of Other Assets	(0.5)	(199,993)
Net Assets	100.0%	$35,238,645

ADR  American Depositary Receipt.

  *  Non-income producing security.

  †  Consists of one or more class of securities traded together as a unit; stocks with attached warrants.

  (a)  Collateralized by federal agency and U.S. Treasury obligations.

  (b)  The aggregate cost for federal income tax purposes is $27,293,302. The aggregate gross unrealized appreciation is $9,285,765 and the aggregate gross unrealized depreciation is $1,140,429, resulting in net unrealized appreciation of $8,145,336.

See Notes to Financial Statements

Capital Opportunities

Portfolio of Investments  ■  December 31, 2006 continued

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT DECEMBER 31, 2006

CONTRACTS TO DELIVER	IN EXCHANGE FOR		DELIVERY DATE	UNREALIZED DEPRECIATION
$7,361	CAD	8,535	01/02/07	$(46)
$48,955	CAD	56,865	01/03/07	(220)
Total Unrealized Depreciation				$(266)

Currency Abbreviation:

CAD  Canadian Dollar

See Notes to Financial Statements

Capital Opportunities

Summary of Investments  ■  December 31, 2006

INDUSTRY	VALUE	PERCENT OF NET ASSETS
Internet Software/Services	$3,340,176	9.5%
Financial Conglomerates	3,223,905	9.1
Discount Stores	2,831,323	8.0
Miscellaneous Commercial Services	2,462,505	7.0
Oil & Gas Production	2,190,818	6.2
Chemicals: Agricultural	1,852,313	5.3
Other Consumer Services	1,797,073	5.1
Air Freight/Couriers	1,612,758	4.6
Repurchase Agreement	1,212,000	3.4
Broadcasting	1,202,674	3.4
Hotels/Resorts/Cruiselines	1,187,417	3.4
Wireless Telecommunications	1,165,365	3.3
Property - Casualty Insurers	1,125,462	3.2
Investment Banks/ Brokers	1,123,679	3.2
Internet Retail	1,110,444	3.1
Financial Publishing/ Services	1,053,303	3.0

INDUSTRY	VALUE		PERCENT OF NET ASSETS
Medical Specialties	$978,012		2.8%
Apparel/Footwear Retail	924,617		2.6
Casino/Gaming	909,500		2.6
Home Building	858,405		2.4
Restaurants	830,493		2.4
Specialty Telecommunications	762,054		2.2
Personnel Services	750,018		2.1
Services To The Health Industry	402,717		1.1
Investment Trusts/Mutual Funds	355,442		1.0
Biotechnology	176,165		0.5
	$35,438,638	*	100.5%

*  Does not include open forward foreign currency contracts with unrealized depreciation of $266.

See Notes to Financial Statements

Global Equity

Portfolio of Investments  ■  December 31, 2006

NUMBER OF SHARES		VALUE
	Common Stocks (98.7%) Australia (3.2%)
	Data Processing Services
191,000	Computershare Ltd.	$1,341,901
	Other Consumer Services
146,000	A.B.C. Learning Centres Ltd.	968,120
	Total Australia	2,310,021
	Bermuda (4.3%)
	Insurance Brokers/Services
33,900	Willis Group Holdings Ltd.	1,346,169
	Multi-Line Insurance
37,700	Axis Capital Holdings Ltd.	1,258,049
	Semiconductors
23,600	Marvell Technology Group, Ltd.*	452,884
	Total Bermuda	3,057,102
	British Virgin Islands (1.0%)
	Electronic Equipment/Instruments
48,200	Nam Tai Electronics, Inc.	732,158
	Canada (1.6%)
	Biotechnology
61,000	Angiotech Pharmaceuticals, Inc.*	501,115
	Food: Specialty/Candy
71,600	SunOpta Inc.*	630,080
	Total Canada	1,131,195
	France (1.0%)
	Pharmaceuticals: Other
15,800	Ipsen S.A.	734,326
	Germany (5.9%)
	Apparel/Footwear
21,200	Adidas AG	1,055,516
	Finance/Rental/Leasing
18,200	Grenkeleasing AG	866,043
	Financial Conglomerates
22,200	Hypo Real Estate Holding AG	1,398,549

NUMBER OF SHARES		VALUE
	Medical Specialties
4,500	Fresenius AG	$900,884
	Total Germany	4,220,992
	Greece (2.8%)
	Regional Banks
30,776	EFG Eurobank Ergasias	1,114,394
	Wireless Telecommunications
30,400	Cosmote Mobile Telecommunications S.A.	898,595
	Total Greece	2,012,989
	Hong Kong (4.7%)
	Agricultural Commodities/Milling
1,638,600	Global Bio-chem Technology Group Co., Ltd.	551,894
	Apparel/Footwear Retail
142,500	Esprit Holdings Ltd.	1,590,987
	Wholesale Distributors
386,800	Li & Fung Ltd.	1,203,327
	Total Hong Kong	3,346,208
	India (1.0%)
	Construction Materials
27,400	Associated Cement Co., Ltd.	674,784
	Israel (1.5%)
	Pharmaceuticals: Other
33,700	Teva Pharmaceutical Industries Ltd. (ADR)	1,047,396
	Italy (3.0%)
	Major Banks
245,900	UniCredito Italiano SpA	2,154,611
	Japan (3.1%)
	Home Building
25,200	Daito Trust Construction Co., Ltd.	1,155,653
	Industrial Machinery
64,800	OSG Corp.	1,061,314
	Total Japan	2,216,967

See Notes to Financial Statements

Global Equity

Portfolio of Investments  ■  December 31, 2006 continued

NUMBER OF SHARES		VALUE
	Mexico (1.1%)
	Beverages: Non-Alcoholic
6,600	Fomento Economico Mexicano, S.A.B. de C.V. (ADR) (Units)†	$764,016
	Singapore (4.2%)
	Airlines
95,100	Singapore Airlines Ltd.	1,084,697
	Electronic Components
65,860	Flextronics International Ltd.*	756,073
	Marine Shipping
752,000	Cosco Corp Ltd.	1,127,289
	Total Singapore	2,968,059
	South Africa (1.0%)
	Pharmaceuticals: Generic Drugs
156,500	Aspen Pharmacare Holdings Ltd.*	722,054
	Spain (8.3%)
	Apparel/Footwear Retail
14,900	Industria de Diseno Textil, S.A.	802,408
	Broadcasting
47,000	Gestevision Telecinco S.A.	1,338,417
	Major Banks
41,265	Banco Bilbao Vizcaya Argentaria, S.A.	993,228
77,700	Banco Santander Central Hispano S.A.	1,449,815
		2,443,043
	Major Telecommunications
63,928	Telefonica S.A.	1,359,873
	Total Spain	5,943,741
	Switzerland (2.2%)
	Financial Conglomerates
25,600	UBS AG (Registered Shares)	1,555,366

NUMBER OF SHARES		VALUE
	Taiwan (1.9%)
	Semiconductors
126,482	Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	$1,382,448
	United Kingdom (10.3%)
	Beverages: Alcoholic
77,800	SABMiller PLC	1,789,814
	Investment Managers
163,494	Man Group PLC	1,673,348
451,000	RAB Capital PLC	927,164
		2,600,512
	Investment Trusts/Mutual Funds
74,000	Hirco PLC†*	623,004
	Major Banks
51,000	Standard Chartered PLC	1,489,805
	Pharmaceuticals: Other
42,072	Shire PLC	872,328
	Total United Kingdom	7,375,463
	United States (36.6%)
	Apparel/Footwear
22,600	Under Armour, Inc. (Class A)*	1,140,170
	Beverages: Non-Alcoholic
13,500	PepsiCo, Inc.	844,425
	Biotechnology
21,600	Amgen Inc.*	1,475,496
13,100	Genentech, Inc.*	1,062,803
11,915	Gilead Sciences, Inc.*	773,641
		3,311,940
	Broadcasting
47,300	XM Satellite Radio Holdings Inc. (Class A)*	683,485
	Computer Processing Hardware
20,360	Apple Computer, Inc.*	1,727,342
	Data Processing Services
37,600	Western Union Co.	842,992
	Electric Utilities
20,100	Constellation Energy Group	1,384,287

See Notes to Financial Statements

Global Equity

Portfolio of Investments  ■  December 31, 2006 continued

NUMBER OF SHARES		VALUE
	Electronic Components
21,700	Amphenol Corp. (Class A)	$1,347,136
	Electronic Equipment/Instruments
19,100	Mine Safety Appliances Co.	700,015
	Financial Conglomerates
15,000	Prudential Financial, Inc.	1,287,900
	Hospital/Nursing Management
22,600	United Surgical Partners International, Inc.*	640,710
	Investment Banks/Brokers
7,100	Goldman Sachs Group, Inc. (The)	1,415,385
12,200	Merrill Lynch & Co., Inc.	1,135,820
		2,551,205
	Investment Trusts/Mutual Funds
31,200	KKR Private Equity Investors LP (Units)†	712,920
	Life/Health Insurance
24,500	AFLAC, Inc.	1,127,000
	Media Conglomerates
82,500	News Corp. (Class A)	1,772,100
	Medical Specialties
13,350	Bard (C.R.), Inc.	1,107,650
25,210	Thermo Fisher Scientific, Inc.*	1,141,761
		2,249,411
	Medical/Nursing Services
33,100	Matria Healthcare, Inc.*	950,963
	Miscellaneous Commercial Services
27,200	FTI Consulting Inc.*	758,608
	Real Estate Development
22,000	CB Richard Ellis Group, Inc. (Class A)*	730,400
	Specialty Stores
32,200	Staples, Inc.	859,740
	Telecommunication Equipment
30,280	Corning, Inc.*	566,539
	Total United States	26,189,288
	Total Common Stocks (Cost $58,178,991)	70,539,184

PRINCIPAL AMOUNT IN THOUSANDS		VALUE
	Short-Term Investment (2.2%)
	Repurchase Agreement
$1,593	Joint repurchase agreement account 5.265% due 01/02/07 (dated 12/29/06; proceeds $1,593,932) (a) (Cost $1,593,000)	$1,593,000
Total Investments (Cost $59,771,991) (b)	100.9%	72,132,184
Liabilities in Excess of Other Assets	(0.9)	(655,125)
Net Assets	100.0%	$71,477,059

ADR  American Depositary Receipt.

  *  Non-income producing security.

  †  Consists of one or more class of securities traded together as a unit; stocks with attached warrants.

  (a)  Collateralized by federal agency and U.S. Treasury obligations.

  (b)  The aggregate cost for federal income tax purposes is $59,771,991. The aggregate gross unrealized appreciation is $14,653,994 and the aggregate gross unrealized depreciation is $2,293,801, resulting in net unrealized appreciation of $12,360,193.

See Notes to Financial Statements

Global Equity

Portfolio of Investments  ■  December 31, 2006 continued

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT DECEMBER 31, 2006:

CONTRACTS TO DELIVER	IN EXCHANGE FOR		DELIVERY DATE	UNREALIZED APPRECIATION
$313,373	EUR	238,307	01/02/07	$1,096
$247,315	EUR	187,772	01/03/07	470
Total Unrealized Appreciation				$1,566

Currency Abbreviation:

EUR  Euro.

See Notes to Financial Statements

Global Equity

Summary of Investments  ■  December 31, 2006

INDUSTRY	VALUE	PERCENT OF NET ASSETS
Major Banks	$6,087,459	8.5%
Financial Conglomerates	4,241,815	5.9
Biotechnology	3,813,055	5.3
Medical Specialties	3,150,295	4.4
Pharmaceuticals: Other	2,654,050	3.7
Investment Managers	2,600,512	3.6
Investment Banks/Brokers	2,551,205	3.6
Apparel/Footwear Retail	2,393,395	3.3
Apparel/Footwear	2,195,686	3.1
Data Processing Services	2,184,893	3.1
Electronic Components	2,103,209	2.9
Broadcasting	2,021,902	2.8
Semiconductors	1,835,332	2.6
Beverages: Alcoholic	1,789,814	2.5
Media Conglomerates	1,772,100	2.5
Computer Processing Hardware	1,727,342	2.4
Beverages: Non-Alcoholic	1,608,441	2.2
Repurchase Agreement	1,593,000	2.2
Electronic Equipment/ Instruments	1,432,173	2.0
Electric Utilities	1,384,287	1.9
Major Telecommunications	1,359,873	1.9
Insurance Brokers/Services	1,346,169	1.9
Investment Trusts/Mutual Funds	1,335,924	1.9

INDUSTRY	VALUE		PERCENT OF NET ASSETS
Multi-Line Insurance	$1,258,049		1.8%
Wholesale Distributors	1,203,327		1.7
Home Building	1,155,653		1.6
Marine Shipping	1,127,289		1.6
Life/Health Insurance	1,127,000		1.6
Regional Banks	1,114,394		1.6
Airlines	1,084,697		1.5
Industrial Machinery	1,061,314		1.5
Other Consumer Services	968,120		1.4
Medical/Nursing Services	950,963		1.3
Wireless Telecommunications	898,595		1.3
Finance/Rental/Leasing	866,043		1.2
Specialty Stores	859,740		1.2
Miscellaneous Commercial Services	758,608		1.1
Real Estate Development	730,400		1.0
Pharmaceuticals: Generic Drugs	722,054		1.0
Construction Materials	674,784		0.9
Hospital/Nursing Management	640,710		0.9
Food: Specialty/Candy	630,080		0.9
Telecommunication Equipment	566,539		0.8
Agricultural Commodities/ Milling	551,894		0.8
	$72,132,184	*	100.9%

*  Does not include open forward foreign currency contracts with total unrealized appreciation of $1,566.

See Notes to Financial Statements

Developing Growth

Portfolio of Investments  ■  December 31, 2006

NUMBER OF SHARES		VALUE
	Common Stocks (95.9%)
	Advertising/Marketing Services (2.7%)
8,227	Focus Media Holdings Ltd. (ADR) (China)*	$546,190
13,034	Lamar Advertising Co. (Class A)*	852,293
		1,398,483
	Air Freight/Couriers (4.8%)
28,354	C.H. Robinson Worldwide, Inc.	1,159,395
32,652	Expeditors International of Washington, Inc.	1,322,406
		2,481,801
	Apparel/Footwear Retail (4.5%)
21,906	Abercrombie & Fitch Co. (Class A)	1,525,315
34,306	Urban Outfitters, Inc.*	790,067
		2,315,382
	Biotechnology (3.0%)
18,213	Gen-Probe Inc.*	953,815
10,530	Techne Corp.*	583,889
		1,537,704
	Broadcasting (3.3%)
63,789	Grupo Televisa S.A. (Sponsored ADR) (Mexico)	1,722,941
	Casino/Gaming (3.8%)
8,485	Station Casinos, Inc.	692,970
13,843	Wynn Resorts, Ltd.	1,299,166
		1,992,136
	Chemicals: Major Diversified (1.1%)
13,065	Cabot Corp.	569,242
	Construction Materials (1.1%)
12,959	Florida Rock Industries, Inc.	557,885
	Electronic Production Equipment (1.4%)
17,722	Tessera Technologies, Inc.*	714,905

NUMBER OF SHARES		VALUE
	Electronics/Appliances (1.0%)
20,442	Eastman Kodak Co.	$527,404
	Financial Conglomerates (1.9%)
5,407	Brookfield Asset Management Inc. (Class A) (Canada)	260,509
25,491	Leucadia National Corp.	718,846
		979,355
	Gas Distributors (1.0%)
6,424	Questar Corp.	533,513
	Home Building (3.4%)
19,737	Desarrolladora Homex S.A. de C.V. (ADR) (Mexico)*	1,165,865
957	NVR, Inc.*	617,265
		1,783,130
	Hotels/Resorts/Cruiselines (5.6%)
15,842	Choice Hotels International, Inc.	666,948
16,955	Hilton Hotels Corp.	591,730
65,539	Intercontinental Hotels (ADR) (United Kingdom)	1,654,860
		2,913,538
	Insurance Brokers/ Services (2.9%)
15,617	Brown & Brown, Inc.	440,555
26,983	ChoicePoint, Inc.*	1,062,590
		1,503,145
	Internet Retail (3.2%)
42,379	Amazon.com, Inc.*	1,672,275
	Internet Software/ Services (1.4%)
6,376	Baidu.com, Inc. (ADR) (Cayman Islands)*	718,703
	Investment Managers (2.7%)
33,887	Calamos Asset Management Inc. (Class A)	909,188
22,152	Janus Capital Group, Inc.	478,262
		1,387,450

See Notes to Financial Statements

Developing Growth

Portfolio of Investments  ■  December 31, 2006 continued

NUMBER OF SHARES		VALUE
	Investment Trusts/ Mutual Funds (1.0%)
36,265	Aeroplan Income Fund† (Canada)	$527,440
	Medical Specialties (2.7%)
34,856	Dade Behring Holdings, Inc.	1,387,617
	Miscellaneous Commercial Services (6.3%)
22,032	Corporate Executive Board Co. (The)	1,932,206
32,581	Iron Mountain Inc.*	1,346,899
		3,279,105
	Miscellaneous Manufacturing (1.6%)
25,918	Pentair, Inc.	813,825
	Oil & Gas Production (6.9%)
36,582	Southwestern Energy Co.*	1,282,199
47,627	Ultra Petroleum Corp. (Canada)*	2,274,189
		3,556,388
	Other Consumer Services (4.5%)
13,627	Apollo Group, Inc. (Class A)*	531,044
32,484	Expedia, Inc.*	681,514
7,381	ITT Educational Services, Inc.*	489,877
11,639	Weight Watchers International, Inc.	611,397
		2,313,832
	Packaged Software (1.5%)
20,870	Salesforce.com Inc.*	760,712
	Personnel Services (3.1%)
34,309	Monster Worldwide, Inc.*	1,600,172
	Property - Casualty Insurers (1.2%)
1,644	Alleghany Corp.*	597,758
	Pulp & Paper (1.0%)
17,017	MeadWestvaco Corp.	511,531
	Real Estate Development (2.2%)
19,483	Realogy Corp.*	590,725
10,372	St. Joe Co. (The)	555,628
		1,146,353

NUMBER OF SHARES		VALUE
	Recreational Products (1.0%)
30,743	Activision, Inc.*	$530,009
	Restaurants (2.3%)
35,937	Wendy's International, Inc.	1,189,155
	Savings Banks (1.6%)
18,147	People's Bank	809,719
	Semiconductors (1.7%)
44,693	Marvell Technology Group, Ltd. (Bermuda)*	857,659
	Services to the Health Industry (2.3%)
15,867	Stericycle, Inc.*	1,197,959
	Specialty Stores (0.9%)
16,174	PETsMART, Inc.	466,782
	Specialty Telecommunications (2.1%)
33,392	Crown Castle International Corp.*	1,078,562
	Wireless Telecommunications (3.2%)
25,256	NII Holdings, Inc.*	1,627,497
	Total Common Stocks (Cost $41,860,999)	49,561,067
PRINCIPAL AMOUNT IN THOUSANDS
	Short-Term Investment (4.9%)
	Repurchase Agreement
$2,519	Joint repurchase agreement account 5.265% due 01/02/07 (dated 12/29/06; proceeds $2,520,474) (a) (Cost $2,519,000)	2,519,000
Total Investments (Cost $44,379,999) (b)	100.8%	52,080,067
Liabilities in Excess of Other Assets	(0.8)	(422,342)
Net Assets	100.0%	$51,657,725

See Notes to Financial Statements

Developing Growth

Portfolio of Investments  ■  December 31, 2006 continued

ADR  American Depositary Receipt.

  *  Non-income producing security.

  †  Consists of one or more class of securities traded together as an unit; stocks with attached warrants.

  (a)  Collateralized by federal agency and U.S. Treasury obligations.

  (b)  The aggregate cost for federal income tax purposes is $44,411,628. The aggregate gross unrealized appreciation is $9,028,204 and the aggregate gross unrealized depreciation is $1,359,765, resulting in net unrealized appreciation of $7,668,439.

FORWARD FOREIGN CURRENCY CONTRACTS OPEN DECEMBER 31, 2006:

CONTRACTS TO DELIVER	IN EXCHANGE FOR		DELIVERY DATE	UNREALIZED DEPRECIATION
$10,893	CAD	12,631	01/02/07	$(68)
$72,464	CAD	84,172	01/03/07	(325)
Total Unrealized Depreciation				$(393)

Currency Abbreviation:

CAD  Canadian Dollar.

See Notes to Financial Statements

Developing Growth

Summary of Investments  ■  December 31, 2006

INDUSTRY	VALUE	PERCENT OF NET ASSETS
Oil & Gas Production	$3,556,388	6.9%
Miscellaneous Commercial Services	3,279,105	6.3
Hotels/Resorts/Cruiselines	2,913,538	5.6
Repurchase Agreement	2,519,000	4.9
Air Freight/Couriers	2,481,801	4.8
Apparel/Footwear Retail	2,315,382	4.5
Other Consumer Services	2,313,832	4.5
Casino/Gaming	1,992,136	3.8
Home Building	1,783,130	3.4
Broadcasting	1,722,941	3.3
Internet Retail	1,672,275	3.2
Wireless Telecommunications	1,627,497	3.2
Personnel Services	1,600,172	3.1
Biotechnology	1,537,704	3.0
Insurance Brokers/ Services	1,503,145	2.9
Advertising/Marketing Services	1,398,483	2.7
Medical Specialties	1,387,617	2.7
Investment Managers	1,387,450	2.7
Services To The Health Industry	1,197,959	2.3

INDUSTRY	VALUE		PERCENT OF NET ASSETS
Restaurants	$1,189,155		2.3%
Real Estate Development	1,146,353		2.2
Specialty Telecommunications	1,078,562		2.1
Financial Conglomerates	979,355		1.9
Semiconductors	857,659		1.7
Miscellaneous Manufacturing	813,825		1.6
Savings Banks	809,719		1.6
Packaged Software	760,712		1.5
Internet Software/Services	718,703		1.4
Electronic Production Equipment	714,905		1.4
Property - Casualty Insurers	597,758		1.2
Chemicals: Major Diversified	569,242		1.1
Construction Materials	557,885		1.1
Gas Distributors	533,513		1.0
Recreational Products	530,009		1.0
Investment Trusts/Mutual Funds	527,440		1.0
Electronics/Appliances	527,404		1.0
Pulp & Paper	511,531		1.0
Specialty Stores	466,782		0.9
	$52,080,067	*	100.8%

*  Does not include open forward foreign currency contracts with total unrealized depreciation of $393.

See Notes to Financial Statements

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Morgan Stanley Select Dimensions Investment Series

Financial Statements

Statements of Assets and Liabilities
For the year ended December 31, 2006

	Money Market	Flexible Income	Balanced Growth	Utilities	Dividend Growth	Equally- Weighted S&P 500
Assets:
Investments in securities, at value*	$120,801,579	$54,438,915	$87,095,392	$70,323,596	$253,524,376	$215,527,932
Investment in affiliates**	—	—	675,564	—	—	884,924
Cash	7,090	43,218	368	19	547	527
Receivable for:
Investments sold	—	—	—	110,666	3,358,459	410,850
Interest	342,382	646,142	277,508	540	6,598	924
Dividends	—	—	60,071	139,744	236,837	288,962
Shares of beneficial interest sold	14,230	—	43,107	—	—	—
Foreign withholding taxes reclaimed	—	—	—	—	31,688	—
Variation margin	—	906	—	—	—	—
Unrealized appreciation on open forward foreign currency contracts	—	24,748	—	—	—	—
Unrealized appreciation on open swap contracts	—	1,506	818	—	—	—
Prepaid expenses and other assets	4,709	937	146,743	124,886	38,382	18,639
Total Assets	121,169,990	55,156,372	88,299,571	70,699,451	257,196,887	217,132,758
Liabilities:
Payable for:
Investments purchased	—	102,960	3,389,396	106,535	1,295,020	—
Shares of beneficial interest redeemed	107,088	22,669	58,663	141,189	287,563	290,702
Investment advisory fee	43,028	14,939	37,488	34,284	118,173	22,296
Variation margin	—	—	719	—	—	12,300
Distribution fee	14,590	5,445	6,458	3,716	11,554	24,100
Administration fee	4,781	3,735	5,767	4,812	17,454	14,864
Periodic payments on swap contracts	—	96	40	—	—	—
Transfer agent fee	500	500	500	500	500	500
Unrealized depreciation on open forward foreign currency contracts	—	3,401	—	—	—	—
Unrealized depreciation on open swap contracts	—	154	74	—	—	—
Accrued expenses and other payables	29,869	71,886	34,612	21,677	43,019	46,627
Total Liabilities	199,856	225,785	3,533,717	312,713	1,773,283	411,389
Net Assets	$120,970,134	$54,930,587	$84,765,854	$70,386,738	$255,423,604	$216,721,369
Composition of Net Assets:
Paid-in-capital	$120,970,089	$79,301,201	$65,426,827	$59,726,686	$295,988,749	$102,857,336
Accumulated undistributed net investment income (net investment loss)	45	(71,861)	(159,787)	2,961	10,812	2,733,714
Accumulated net realized gain (loss)	—	(21,120,093)	5,982,117	(20,867,805)	(74,307,010)	17,733,269
Net unrealized appreciation (depreciation)	—	(3,178,660)	13,516,697	31,524,896	33,731,053	93,397,050
Net Assets	$120,970,134	$54,930,587	$84,765,854	$70,386,738	$255,423,604	$216,721,369
*Cost	$120,801,579	$57,718,591	$73,901,246	$38,798,700	$219,793,323	$122,770,194
Class X Shares:
Net Assets	$46,731,017	$29,165,724	$54,203,906	$52,891,620	$201,169,012	$103,824,266
Shares Outstanding (unlimited authorized shares of $.01 par value)	46,730,975	3,998,039	3,085,428	2,091,455	11,117,794	3,740,812
Net Asset Value Per Share	$1.00	$7.30	$17.57	$25.29	$18.09	$27.75
Class Y Shares:
Net Assets	$74,239,117	$25,764,863	$30,561,948	$17,495,118	$54,254,592	$112,897,103
Shares Outstanding (unlimited authorized shares of $.01 par value)	74,239,114	3,543,398	1,743,982	692,306	3,002,863	4,109,842
Net Asset Value Per Share	$1.00	$7.27	$17.52	$25.27	$18.07	$27.47

**  Investments in affiliates cost $338,480 and $226,729, respectively.

†  Net of capital gain country tax of $1,254.

††  Net of $3,658 deferred capital gain country tax.

See Notes to Financial Statements

	Growth	Focus Growth	Capital Opportunities	Global Equity		Developing Growth
Assets:
Investments in securities, at value*	$51,024,500	$174,263,976	$35,438,638	$72,132,184		$52,080,067
Investment in affiliates**	—	—	—	—		—
Cash	353	144	637	64,044		758
Receivable for:
Investments sold	—	—	—	—		—
Interest	417	1,020	177	699		1,105
Dividends	7,737	26,860	5,896	57,806		10,702
Shares of beneficial interest sold	2,035	—	12,554	—		—
Foreign withholding taxes reclaimed	—	—	—	12,833		—
Variation margin	—	—	—	—		—
Unrealized appreciation on open forward foreign currency contracts	—	—	—	1,566		—
Unrealized appreciation on open swap contracts	—	—	—	—		—
Prepaid expenses and other assets	11,445	8,724	4,986	4,841		12,824
Total Assets	51,046,487	174,300,724	35,462,888	72,273,973		52,105,456
Liabilities:
Payable for:
Investments purchased	—	—	165,099	562,254		238,823
Shares of beneficial interest redeemed	5,903	183,203	11,010	146,145		156,079
Investment advisory fee	21,921	82,124	20,294	46,966		18,692
Variation margin	—	—	—	—		—
Distribution fee	5,794	7,960	3,441	2,267		2,182
Administration fee	3,507	12,055	2,423	4,880		3,560
Periodic payments on swap contracts	—	—	—	—		—
Transfer agent fee	500	500	500	500		500
Unrealized depreciation on open forward foreign currency contracts	—	—	266	—		393
Unrealized depreciation on open swap contracts	—	—	—	—		—
Accrued expenses and other payables	24,592	38,689	21,210	33,902		27,502
Total Liabilities	62,217	324,531	224,243	796,914		447,731
Net Assets	$50,984,270	$173,976,193	$35,238,645	$71,477,059		$51,657,725
Composition of Net Assets:
Paid-in-capital	$73,267,113	$372,148,176	$108,057,458	$49,080,332		$65,448,019
Accumulated undistributed net investment income (net investment loss)	(125)	(586)	(98)	412,477		238,860
Accumulated net realized gain (loss)	(32,079,698)	(221,060,376)	(80,966,423)	9,629,172	†	(21,729,331)
Net unrealized appreciation (depreciation)	9,796,980	22,888,979	8,147,708	12,355,078	††	7,700,177
Net Assets	$50,984,270	$173,976,193	$35,238,645	$71,477,059		$51,657,725
*Cost	$41,227,520	$151,374,997	$27,290,992	$59,771,991		$44,379,999
Class X Shares:
Net Assets	$23,975,471	$137,081,327	$19,111,818	$60,727,233		$41,465,667
Shares Outstanding (unlimited authorized shares of $.01 par value)	1,317,259	7,945,080	1,513,951	3,234,772		1,577,640
Net Asset Value Per Share	$18.20	$17.25	$12.62	$18.77		$26.28
Class Y Shares:
Net Assets	$27,008,799	$36,894,866	$16,126,827	$10,749,826		$10,192,058
Shares Outstanding (unlimited authorized shares of $.01 par value)	1,502,602	2,154,612	1,298,348	576,968		394,145
Net Asset Value Per Share	$17.97	$17.12	$12.42	$18.63		$25.86

Morgan Stanley Select Dimensions Investment Series

Financial Statements continued

Statements of Operations
For the year ended December 31, 2006

	Money Market	Flexible Income	Balanced Growth	Utilities		Dividend Growth	Equally- Weigthed S&P 500
Investment Income:
Income
Interest	$5,517,684	$3,918,111	$1,428,773	$77,635		$509,423	$183,235
Interest and dividends from affiliates	—	534	12,605	—		—	15,838
Dividends	—	6,388	1,315,918 *	1,897,140	*	4,912,143 *	3,448,096
Total Income	5,517,684	3,925,033	2,757,296	1,974,775		5,421,566	3,647,169
Expenses
Investment advisory fee	483,515	183,043	453,698	407,233		1,463,146	261,963
Distribution fee (Class Y shares)	143,561	63,024	72,313	41,074		136,654	267,524
Administration fee	53,724	45,761	69,800	57,156		219,171	174,642
Transfer agent fees and expenses	500	500	500	500		500	500
Shareholder reports and notices	27,864	26,831	26,548	23,929		75,067	44,891
Professional fees	25,033	13,035	34,033	23,126		27,112	25,242
Custodian fees	21,327	37,165	38,752	10,541		27,900	36,825
Trustees' fees and expenses	1,746	959	1,452	1,203		4,690	3,611
Other	9,493	10,749	19,966	8,487		21,111	38,566
Total Expenses	766,763	381,067	717,062	573,249		1,975,351	853,764
Net Investment Income (Loss)	4,750,921	3,543,966	2,040,234	1,401,526		3,446,215	2,793,405
Net Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on:
Investments	—	(799,676)	6,975,087	7,880,331		63,875,624	17,561,043
Investment in affiliates		52	9,759				73,853
Futures contracts	—	90,582	45,973	—		—	526,946
Options contracts	—	6,782	3,134	—		—	—
Swap contracts	—	(144)	(67)	—		—	—
Foreign exchange transactions	—	(352,781)	—	—		(5,820)	—
Capital gain distribution received	—	—	—	—		—	2,030
Net Realized Gain (Loss)	—	(1,055,185)	7,033,886	7,880,331		63,869,804	18,163,872
Net Change in Unrealized Appreciation/Depreciation on:
Investments	—	581,985	1,130,416	3,815,315		(39,187,495)	10,288,775
Investment in affiliates		380	43,276				124,657
Future contracts	—	90,917	9,295	—		—	(1,737)
Option contracts	—	(48,183)	(19,374)	—		—	—
Swap contracts	—	1,352	744	—		—	—
Translation of forward foreign currency contracts and other assets and liabilities denominated in foreign currencies	—	21,917	—	—		—	—
Net Appreciation (Depreciation)	—	648,368	1,164,357	3,815,315		(39,187,495)	10,411,695
Net Gain (Loss)	—	(406,817)	8,198,243	11,695,646		24,682,309	28,575,567
Net Increase (Decrease)	$4,750,921	$3,137,149	$10,238,477	$13,097,172		$28,128,524	$31,368,972

*  Net of foreign withholding tax of $37,267, $7,305, $24,910, $6,321, $20,515, $3,863, $84,850 and $3,016.

†  Net of capital gain country tax of $1,254.

††  Net of $3,658 deferred capital gain country tax.

See Notes to Financial Statements

	Growth		Focus Growth	Capital Opportunities	Global Equity		Developing Growth
Investment Income:
Income
Interest	$38,376		$238,871	$35,470	$64,333		$37,184
Interest and dividends from affiliates	—		13,280	—	—		—
Dividends	304,503	*	814,578 *	186,153 *	1,127,061	*	584,197 *
Total Income	342,879		1,066,729	221,623	1,191,394		621,381
Expenses
Investment advisory fee	256,617		1,068,809	254,698	602,282		237,223
Distribution fee (Class Y shares)	61,240		97,497	41,073	24,572		27,727
Administration fee	41,059		156,889	30,412	57,686		45,185
Transfer agent fees and expenses	500		500	500	500		500
Shareholder reports and notices	20,308		69,951	18,109	33,255		23,121
Professional fees	23,438		28,195	21,508	25,410		25,620
Custodian fees	13,419		18,831	11,936	21,084		16,432
Trustees' fees and expenses	838		3,317	630	1,179		932
Other	5,810		15,666	4,942	13,686		6,401
Total Expenses	423,229		1,459,655	383,808	779,654		383,141
Net Investment Income (Loss)	(80,350)		(392,926)	(162,185)	411,740		238,240
Net Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on:
Investments	1,573,408		29,599,850	4,021,887	9,629,184	†	8,697,638
Investment in affiliates			161,292
Futures contracts	—		—	—	—		—
Options contracts	—		—	—	—		—
Swap contracts	—		—	—	—		—
Foreign exchange transactions	—		17,944	477	52,287		693
Capital gain distribution received	—		—	—	—		—
Net Realized Gain (Loss)	1,573,408		29,779,086	4,022,364	9,681,471		8,698,331
Net Change in Unrealized Appreciation/Depreciation on:
Investments	341,544		(30,055,687)	(1,100,037)	3,997,860	††	(3,381,562)
Investment in affiliates			(351,920)
Future contracts	—		—	—	—		—
Option contracts	—		—	—	—		—
Swap contracts	—		—	—	—		—
Translation of forward foreign currency contracts and other assets and liabilities denominated in foreign currencies	—		(1,009)	62	(4,702)		109
Net Appreciation (Depreciation)	341,544		(30,408,616)	(1,099,975)	3,993,158		(3,381,453)
Net Gain (Loss)	1,914,952		(629,530)	2,922,389	13,674,629		5,316,878
Net Increase (Decrease)	$1,834,602		$(1,022,456)	$2,760,204	$14,086,369		$5,555,118

Morgan Stanley Select Dimensions Investment Series

Financial Statements continued

Statements of Changes in Net Assets

	Money Market		Flexible Income		Balanced Growth
	For The Year Ended December 31, 2006	For The Year Ended December 31, 2005	For The Year Ended December 31, 2006	For The Year Ended December 31, 2005	For The Year Ended December 31, 2006	For The Year Ended December 31, 2005
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$4,750,921	$2,423,482	$3,543,966	$3,287,640	$2,040,234	$1,921,217
Net realized gain (loss)	—	—	(1,055,185)	146,613	7,033,886	9,685,731
Net change in unrealized appreciation/depreciation	—	—	648,368	(1,654,643)	1,164,357	(4,242,486)
Net Increase	4,750,921	2,423,482	3,137,149	1,779,610	10,238,477	7,364,462
Dividends and Distributions to Shareholders from:
Net investment income
Class X shares	(2,251,668)	(1,554,481)	(2,061,634)	(2,853,279)	(1,472,120)	(1,507,473)
Class Y shares	(2,499,264)	(868,981)	(1,561,924)	(1,823,025)	(684,320)	(532,905)
Net realized gain
Class X shares	—	—	—	—	(2,930,416)	—
Class Y shares	—	—	—	—	(1,474,726)	—
Total Dividends and Distributions	(4,750,932)	(2,423,462)	(3,623,558)	(4,676,304)	(6,561,582)	(2,040,378)
Net increase (decrease) from transactions in shares of beneficial interest	31,930,535	(12,373,297)	(5,962,604)	(6,308,765)	(11,544,412)	(15,515,138)
Total Increase (Decrease)	31,930,524	(12,373,277)	(6,449,013)	(9,205,459)	(7,867,517)	(10,191,054)
Net Assets:
Beginning of period	89,039,610	101,412,887	61,379,600	70,585,059	92,633,371	102,824,425
End of period	$120,970,134	$89,039,610	$54,930,587	$61,379,600	$84,765,854	$92,633,371
Accumulated Undistributed Net Investment Income (Net Investment Loss)	$45	$56	$(71,861)	$480,573	$(159,787)	$(99,929)

See Notes to Financial Statements

	Utilities		Dividend Growth		Equally-Weighted S&P 500
	For The Year Ended December 31, 2006	For The Year Ended December 31, 2005	For The Year Ended December 31, 2006	For The Year Ended December 31, 2005	For The Year Ended December 31, 2006	For The Year Ended December 31, 2005
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$1,401,526	$1,627,272	$3,446,215	$3,958,751	$2,793,405	$2,611,872
Net realized gain (loss)	7,880,331	10,568,009	63,869,804	29,123,199	18,163,872	11,527,484
Net change in unrealized appreciation/depreciation	3,815,315	(315,935)	(39,187,495)	(16,681,483)	10,411,695	2,122,380
Net Increase	13,097,172	11,879,346	28,128,524	16,400,467	31,368,972	16,261,736
Dividends and Distributions to Shareholders from:
Net investment income
Class X shares	(1,119,915)	(1,313,166)	(2,848,225)	(3,377,533)	(1,392,883)	(1,219,310)
Class Y shares	(301,849)	(304,838)	(589,644)	(572,922)	(1,139,754)	(707,827)
Net realized gain
Class X shares	—	—	—	—	(5,833,944)	(1,943,393)
Class Y shares	—	—	—	—	(5,717,915)	(1,375,977)
Total Dividends and Distributions	(1,421,764)	(1,618,004)	(3,437,869)	(3,950,455)	(14,084,496)	(5,246,507)
Net increase (decrease) from transactions in shares of beneficial interest	(17,378,352)	(12,874,305)	(74,844,792)	(73,279,335)	(21,836,041)	(12,961,790)
Total Increase (Decrease)	(5,702,944)	(2,612,963)	(50,154,137)	(60,829,323)	(4,551,565)	(1,946,561)
Net Assets:
Beginning of period	76,089,682	78,702,645	305,577,741	366,407,064	221,272,934	223,219,495
End of period	$70,386,738	$76,089,682	$255,423,604	$305,577,741	$216,721,369	$221,272,934
Accumulated Undistributed Net Investment Income (Net Investment Loss)	$2,961	$16,244	$10,812	$8,286	$2,733,714	$2,558,833

Morgan Stanley Select Dimensions Investment Series

Financial Statements continued

Statements of Changes in Net Assets continued

	Growth		Focus Growth		Capital Opportunities
	For The Year Ended December 31, 2006	For The Year Ended December 31, 2005	For The Year Ended December 31, 2006	For The Year Ended December 31, 2005	For The Year Ended December 31, 2006	For The Year Ended December 31, 2005
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(80,350)	$(15,139)	$(392,926)	$52,595	$(162,185)	$(155,320)
Net realized gain	1,573,408	2,602,183	29,779,086	10,800,250	4,022,364	5,418,673
Net change in unrealized appreciation/depreciation	341,544	4,489,067	(30,408,616)	18,446,646	(1,099,975)	2,192,107
Net Increase (Decrease)	1,834,602	7,076,111	(1,022,456)	29,299,491	2,760,204	7,455,460
Dividends and Distributions to Shareholders from:
Net investment income
Class X shares	—	(113,999)	(35,137)	(1,350,337)	—	—
Class Y shares	—	(39,568)	—	(182,664)	—	—
Net realized gain
Class X shares	—	—	—	—	—	—
Class Y shares	—	—	—	—	—	—
Total Dividends and Distributions	—	(153,567)	(35,137)	(1,533,001)	—	—
Net increase (decrease) from transactions in shares of beneficial interest	(3,722,481)	977,238	(54,505,323)	(54,233,048)	(7,505,548)	(6,859,148)
Total Increase (Decrease)	(1,887,879)	7,899,782	(55,562,916)	(26,466,558)	(4,745,344)	596,312
Net Assets:
Beginning of period	52,872,149	44,972,367	229,539,109	256,005,667	39,983,989	39,387,677
End of period	$50,984,270	$52,872,149	$173,976,193	$229,539,109	$35,238,645	$39,983,989
Accumulated Undistributed Net Investment Income (Net Investment Loss)	$(125)	$(57)	$(586)	$34,807	$(98)	$(47)

See Notes to Financial Statements

	Global Equity		Developing Growth
	For The Year Ended December 31, 2006	For The Year Ended December 31, 2005	For The Year Ended December 31, 2006	For The Year Ended December 31, 2005
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$411,740	$603,656	$238,240	$(113,555)
Net realized gain	9,681,471	8,080,636	8,698,331	9,390,269
Net change in unrealized appreciation/depreciation	3,993,158	(1,352,882)	(3,381,453)	483,072
Net Increase (Decrease)	14,086,369	7,331,410	5,555,118	9,759,786
Dividends and Distributions to Shareholders from:
Net investment income
Class X shares	(460,965)	(450,564)	—	—
Class Y shares	(53,742)	(38,510)	—	—
Net realized gain
Class X shares	(4,401,631)	—	—	—
Class Y shares	(716,087)	—	—	—
Total Dividends and Distributions	(5,632,425)	(489,074)	—	—
Net increase (decrease) from transactions in shares of beneficial interest	(10,329,241)	(15,179,555)	(13,717,808)	(11,241,461)
Total Increase (Decrease)	(1,875,297)	(8,337,219)	(8,162,690)	(1,481,675)
Net Assets:
Beginning of period	73,352,356	81,689,575	59,820,415	61,302,090
End of period	$71,477,059	$73,352,356	$51,657,725	$59,820,415
Accumulated Undistributed Net Investment Income (Net Investment Loss)	$412,477	$463,157	$238,860	$(73)

Morgan Stanley Select Dimensions Investment Series

Financial Statements continued

Statements of Changes in Net Assets continued
Summary of Transactions in Shares of Beneficial Interest

	Money Market		Flexible Income		Balanced Growth
	For The Year Ended December 31, 2006	For The Year Ended December 31, 2005	For The Year Ended December 31, 2006	For The Year Ended December 31, 2005	For The Year Ended December 31, 2006	For The Year Ended December 31, 2005
Class X Shares
Shares
Sold	25,663,978	25,422,553	102,776	143,276	99,897	153,509
Reinvestment of dividends and distributions	2,251,668	1,554,481	285,367	384,390	269,614	92,265
Redeemed	(33,214,539)	(42,891,928)	(1,256,801)	(1,349,263)	(1,115,273)	(1,148,143)
Net decrease - Class X	(5,298,893)	(15,914,894)	(868,658)	(821,597)	(745,762)	(902,369)
Amount
Sold	$25,663,978	$25,422,553	$746,143	$1,070,048	$1,655,881	$2,504,210
Reinvestment of dividends and distributions	2,251,668	1,554,481	2,061,631	2,853,279	4,402,536	1,507,473
Redeemed	(33,214,539)	(42,891,928)	(9,108,213)	(10,076,678)	(18,898,544)	(18,690,123)
Net decrease - Class X	$(5,298,893)	$(15,914,894)	$(6,300,439)	$(6,153,351)	$(12,840,127)	$(14,678,440)
Class Y Shares
Shares
Sold	86,294,328	30,390,244	775,040	617,267	148,540	159,591
Reinvestment of dividends and distributions	2,499,264	868,981	216,856	246,385	132,633	32,645
Redeemed	(51,564,164)	(27,717,628)	(946,293)	(883,707)	(198,107)	(246,766)
Net increase (decrease) - Class Y	37,229,428	3,541,597	45,603	(20,055)	83,066	(54,530)
Amount
Sold	$86,294,328	$30,390,244	$5,607,433	$4,596,574	$2,496,976	$2,614,737
Reinvestment of dividends and distributions	2,499,264	868,981	1,561,924	1,823,025	2,159,046	532,905
Redeemed	(51,564,164)	(27,717,628)	(6,831,522)	(6,575,013)	(3,360,307)	(3,984,340)
Net increase (decrease) - Class Y	$37,229,428	$3,541,597	$337,835	$(155,414)	$1,295,715	$(836,698)

See Notes to Financial Statements

	Utilities		Dividend Growth		Equally-Weighted S&P 500
	For The Year Ended December 31, 2006	For The Year Ended December 31, 2005	For The Year Ended December 31, 2006	For The Year Ended December 31, 2005	For The Year Ended December 31, 2006	For The Year Ended December 31, 2005
Class X Shares
Shares
Sold	37,839	109,433	106,132	290,573	145,503	258,801
Reinvestment of dividends and distributions	49,105	62,808	168,303	212,823	289,536	132,054
Redeemed	(786,512)	(731,587)	(4,298,055)	(4,781,282)	(1,365,361)	(1,539,510)
Net decrease - Class X	(699,568)	(559,346)	(4,023,620)	(4,277,886)	(930,322)	(1,148,655)
Amount
Sold	$866,975	$2,198,991	$1,757,286	$4,570,165	$3,800,860	$6,289,680
Reinvestment of dividends and distributions	1,119,915	1,313,166	2,848,225	3,377,533	7,226,827	3,162,703
Redeemed	(17,861,538)	(14,922,675)	(72,590,541)	(75,728,076)	(36,087,618)	(37,656,881)
Net decrease - Class X	$(15,874,648)	$(11,410,518)	$(67,985,030)	$(67,780,378)	$(25,059,931)	$(28,204,498)
Class Y Shares
Shares
Sold	31,525	86,563	105,973	266,223	543,498	1,133,459
Reinvestment of dividends and distributions	13,212	14,571	34,898	36,130	277,302	87,702
Redeemed	(111,875)	(173,814)	(544,997)	(651,676)	(681,604)	(586,503)
Net increase (decrease) - Class Y	(67,138)	(72,680)	(404,126)	(349,323)	139,196	634,658
Amount
Sold	$713,626	$1,755,196	$1,786,154	$4,212,365	$14,352,004	$27,352,074
Reinvestment of dividends and distributions	301,849	304,838	589,644	572,922	6,857,669	2,083,804
Redeemed	(2,519,179)	(3,523,821)	(9,235,560)	(10,284,244)	(17,985,783)	(14,193,170)
Net increase (decrease) - Class Y	$(1,503,704)	$(1,463,787)	$(6,859,762)	$(5,498,957)	$3,223,890	$15,242,708

Morgan Stanley Select Dimensions Investment Series

Financial Statements continued

Statements of Changes in Net Assets continued
Summary of Transactions in Shares of Beneficial Interest

	Growth		Focus Growth		Capital Opportunities
	For The Year Ended December 31, 2006	For The Year Ended December 31, 2005	For The Year Ended December 31, 2006	For The Year Ended December 31, 2005	For The Year Ended December 31, 2006	For The Year Ended December 31, 2005
Class X Shares
Shares
Sold	38,904	45,621	85,463	160,189	79,795	118,513
Reinvestment of dividends and distributions	—	7,520	2,134	91,054	—	—
Redeemed	(499,691)	(512,566)	(2,996,731)	(3,450,991)	(622,269)	(721,670)
Net decrease - Class X	(460,787)	(459,425)	(2,909,134)	(3,199,748)	(542,474)	(603,157)
Amount
Sold	$680,201	$701,221	$1,430,663	$2,445,263	$964,660	$1,200,955
Reinvestment of dividends and distributions	—	113,999	35,137	1,350,336	—	—
Redeemed	(8,631,987)	(7,862,509)	(50,131,141)	(52,562,192)	(7,500,919)	(7,112,174)
Net decrease - Class X	$(7,951,786)	$(7,047,289)	$(48,665,341)	$(48,766,593)	$(6,536,259)	$(5,911,219)
Class Y Shares
Shares
Sold	418,406	751,355	69,710	106,325	285,870	155,416
Reinvestment of dividends and distributions	—	2,633	—	12,367	—	—
Redeemed	(170,547)	(224,282)	(423,640)	(484,568)	(363,454)	(259,330)
Net increase (decrease) - Class Y	247,859	529,706	(353,930)	(365,876)	(77,584)	(103,914)
Amount
Sold	$7,176,934	$11,461,513	$1,170,015	$1,644,441	$3,388,336	$1,600,462
Reinvestment of dividends and distributions	—	39,568	—	182,665	—	—
Redeemed	(2,947,629)	(3,476,554)	(7,009,997)	(7,293,561)	(4,357,625)	(2,548,391)
Net increase (decrease) - Class Y	$4,229,305	$8,024,527	$(5,839,982)	$(5,466,455)	$(969,289)	$(947,929)

See Notes to Financial Statements

	Global Equity		Developing Growth
	For The Year Ended December 31, 2006	For The Year Ended December 31, 2005	For The Year Ended December 31, 2006	For The Year Ended December 31, 2005
Class X Shares
Shares
Sold	67,142	96,667	41,264	66,506
Reinvestment of dividends and distributions	297,406	29,839	—	—
Redeemed	(962,808)	(1,086,697)	(531,062)	(615,572)
Net decrease - Class X	(598,260)	(960,191)	(489,798)	(549,066)
Amount
Sold	$1,178,092	$1,498,231	$1,018,016	$1,391,587
Reinvestment of dividends and distributions	4,862,596	450,564	—	—
Redeemed	(17,033,668)	(16,883,416)	(13,193,063)	(12,779,261)
Net decrease - Class X	$(10,992,980)	$(14,934,621)	$(12,175,047)	$(11,387,674)
Class Y Shares
Shares
Sold	65,712	53,393	65,851	68,441
Reinvestment of dividends and distributions	47,403	2,566	—	—
Redeemed	(74,106)	(70,931)	(128,590)	(63,548)
Net increase (decrease) - Class Y	39,009	(14,972)	(62,739)	4,893
Amount
Sold	$1,169,532	$812,220	$1,632,493	$1,442,286
Reinvestment of dividends and distributions	769,829	38,510	—	—
Redeemed	(1,275,622)	(1,095,664)	(3,175,254)	(1,296,073)
Net increase (decrease) - Class Y	$663,739	$(244,934)	$(1,542,761)	$146,213

Morgan Stanley Select Dimensions Investment Series

Notes to Financial Statements  ■  December 31, 2006

1. Organization and Accounting Policies

Morgan Stanley Select Dimensions Investment Series (the "Fund") is registered under the Investment Company Act of 1940 as amended (the "Act"), as a diversified, open-end management investment company. The Fund, which consists of 11 separate portfolios ("Portfolios"), was organized on June 2, 1994, as a Massachusetts business trust and commenced operations on November 9, 1994, with the exception of Capital Opportunities which commenced operations on January 21, 1997.

On July 24, 2000, the Fund commenced offering one additional class of shares (Class Y shares). The two classes are identical except that Class Y shares incur distribution expenses. Class X shares are generally available to holders of contracts offered before May 1, 2000. Class Y shares are available to holders of contracts offered on or after July 24, 2000.

The investment objectives of each Portfolio are as follows:

PORTFOLIO	INVESTMENT OBJECTIVE
Money Market	Seeks high current income, preservation of capital and liquidity.

Flexible Income	Seeks, as a primary objective, to earn a high level of current income and, as a secondary objective, to maximize total return, but only to the extent consistent with its primary objective.

Balanced Growth	Seeks to provide capital growth with reasonable current income.

Utilities	Seeks both capital appreciation and current income.

Dividend Growth	Seeks to provide reasonable current income and long-term growth of income and capital.

Equally-Weighted S&P 500	Seeks to achieve a high level of total return on its assets through a combination of capital appreciation and current income.

Growth	Seeks long-term growth of capital.

Focus Growth (formerly American Opportunities)	Seeks long-term capital growth consistent with an effort to reduce volatility.

Capital Opportunities	Seeks long-term capital growth.

Global Equity	Seeks to obtain total return on its assets primarily through long-term capital growth and to a lesser extent from income.

Developing Growth	Seeks long-term capital growth.

Morgan Stanley Select Dimensions Investment Series

Notes to Financial Statements  ■  December 31, 2006 continued

The following is a summary of significant accounting policies:

A. Valuation of Investments — Money Market: securities are valued at amortized cost which approximates market value, in accordance with rule 2a-7 of the Investment Company Act of 1940. All remaining Portfolios: (1) an equity portfolio security listed or traded on the New York Stock Exchange ("NYSE") or American Stock Exchange or other exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (3) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (4) for equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day; (5) futures are valued at the latest price published by the commodities exchange on which they trade; (6) credit default swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations; (7) listed options are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they are valued at the mean between their latest bid and asked price; (8) when market quotations are not readily available including circumstances under which Morgan Stanley Investment Advisors Inc. (the "Investment Adviser") determines that the latest sale price, the bid price or the mean between the last reported bid and asked price do not reflect a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Fund's Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trustees of the Fund; (9) certain portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees; and (10) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

Morgan Stanley Select Dimensions Investment Series

Notes to Financial Statements  ■  December 31, 2006 continued

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income is accrued daily except where collection is not expected. The Fund amortizes premiums and accretes discounts over the life of the respective securities.

C. Repurchase Agreements — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated entities managed by the Investment Adviser, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements and are collateralized by cash, or U.S. Treasury or federal agency obligations. The Fund may also invest directly with institutions in repurchase agreements. The Fund's custodian receives the collateral, which is marked-to-market daily to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest.

D. Multiple Class Allocations — Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E. Futures Contracts — A futures contract is an agreement between two parties to buy and sell financial instruments or contracts based on financial indices at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker cash, U.S. government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract which is known as variation margin. Such receipts or payments are recorded by the Fund as unrealized gains or losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

F. Credit Default Swaps — A credit default swap is an agreement between two parties to exchange the credit risk of an issuer. The Fund may purchase credit protection on the referenced obligation of the credit default swap ("Buy Contract"), or provide credit protection on the referenced obligation of the credit default swap ("Sale Contract"). A buyer of a credit default swap is said to buy protection by paying periodic fees in return for a contingent payment from the seller if the issuer has a credit event such as bankruptcy, failure to pay outstanding obligations or deteriorating credit while the swap is outstanding. A seller of a credit default

Morgan Stanley Select Dimensions Investment Series

Notes to Financial Statements  ■  December 31, 2006 continued

swap is said to sell protection and thus collect the periodic fees and profits if the credit of the issuer remains stable or improves while the swap is outstanding. If a credit event occurs, the seller pays to the buyer the maximum payout amount limited to the Notional Amount of the swap contract as disclosed in the table following the Portfolio of Investments. During the term of the swap agreement, the Fund receives or pays periodic fixed payments from or to the respective counterparty calculated at the agreed upon interest rate applied to the Notional Amount. These periodic payments are accrued daily and recorded as realized gains or losses in the Statement of Operations. In addition, upon termination of the swap contract, gains and losses are also realized. Any upfront payment received or paid by the Fund is recorded as assets/liabilities on the Fund's books.

G. Options — When the Fund writes a call option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as a liability which is subsequently marked-to-market to reflect the current market value of the option written. If a written option either expires or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security or currency and the liability related to such option is extinguished. If a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security or currency and the proceeds from such sale are increased by the premium originally received.

When the Fund purchases a call or put option, the premium paid is recorded as an investment and is subsequently marked-to-market to reflect the current market value. If a purchased option expires, the Fund will realize a loss to the extent of the premium paid. If the Fund enters into a closing sale transaction, a gain or loss is realized for the difference between the proceeds from the sale and the cost of the option. If a put option is exercised, the cost of the security or currency sold upon exercise will be increased by the premium originally paid. If a call option is exercised, the cost of the security purchased upon exercise will be increased by the premium originally paid.

H. Foreign Currency Translation and Forward Foreign Currency Contracts — The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts ("forward contracts") are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary

Morgan Stanley Select Dimensions Investment Series

Notes to Financial Statements  ■  December 31, 2006 continued

income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities held. Forward contracts are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are recorded as unrealized foreign currency gain or loss. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

I. Federal Income Tax Policy — It is the Fund's policy to comply individually for each Portfolio with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

J. Dividends and Distributions to Shareholders — The Fund records dividends and distributions to its shareholders on the ex-dividend date.

K. Expenses — Direct expenses are charged to the respective Portfolio and general Fund expenses are allocated on the basis of relative net assets or equally among the Portfolios.

L. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

2. Investment Advisory/Administration Agreements

Pursuant to an Investment Advisory Agreement, the Fund pays the Investment Adviser an advisory fee, accrued daily and payable monthly, by applying the annual rates listed below to each Portfolio's net assets determined at the close of each business day.

Money Market — 0.45% to the portion of the daily net assets not exceeding $250 million; 0.375% to the portion of the daily net assets exceeding $250 million but not exceeding $750 million; 0.325% to the portion of the daily net assets exceeding $750 million but not exceeding $1.25 billion; 0.30% to the portion of the daily net assets exceeding $1.25 billion but not exceeding $1.5 billion and 0.275% to the portion of the daily net assets in excess of $1.5 billion.

Flexible Income — 0.32%.

Morgan Stanley Select Dimensions Investment Series

Notes to Financial Statements  ■  December 31, 2006 continued

Balanced Growth — 0.52% to the portion of the daily net assets not exceeding $500 million and 0.495% to the portion of the daily net assets in excess of $500 million.

Utilities — 0.57% to the portion of the daily net assets not exceeding $500 million; 0.47% to the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; 0.445% to the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.42% to the portion of the daily net assets exceeding $1.5 billion but not exceeding $2.5 billion; 0.395% to the portion of the daily net assets exceeding $2.5 billion but not exceeding $3.5 billion; 0.37% to the portion of the daily net assets exceeding $3.5 billion but not exceeding $5 billion and 0.345% to the portion of the daily net assets in excess of $5 billion.

Dividend Growth — 0.545% to the portion of the daily net assets not exceeding $250 million; 0.42% to the portion of the daily net assets exceeding $250 million but not exceeding $1 billion; 0.395% to the portion of the daily net assets exceeding $1 billion but not exceeding $2 billion and 0.37% to the portion of the daily net assets in excess of $2 billion.

Equally-Weighted S&P 500 — 0.12% to the portion of the daily net assets not exceeding $2 billion and 0.10% to the portion of the daily net assets in excess of $2 billion.

Growth — 0.50% to the portion of the daily net assets not exceeding $1 billion; 0.45% to the portion of the daily net assets exceeding $1 billion but not exceeding $2 billion; 0.40% to the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion and 0.35% to the portion of the daily net assets in excess of $3 billion.

Focus Growth — 0.545% to the portion of the daily net assets not exceeding $250 million; 0.42% to the portion of the daily net assets exceeding $250 million but not exceeding $2.5 billion; 0.395% to the portion of the daily net assets exceeding $2.5 billion but not exceeding $3.5 billion; 0.37% to the portion of the daily net assets exceeding $3.5 billion but not exceeding $4.5 billion and 0.345% to the portion of the daily net assets in excess of $4.5 billion.

Capital Opportunities — 0.67% to the portion of the daily net assets not exceeding $500 million; 0.645% to the portion of the daily net assets exceeding $500 million but not exceeding $2 billion; 0.62% to the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion and 0.595% to the portion of the daily net assets in excess of $3 billion.

Global Equity — 0.77%. (Prior to June 1, 2006, 0.92%)

Morgan Stanley Select Dimensions Investment Series

Notes to Financial Statements  ■  December 31, 2006 continued

Developing Growth — 0.42% to the portion of the daily net assets not exceeding $500 million and 0.395% to the portion of the daily net assets in excess of $500 million.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the "Administrator"), an affiliate of the Investment Adviser, each Portfolio pays an administration fee, accrued daily and payable monthly, by applying the annual rate of 0.08% (Money Market 0.05%) to each Portfolio's daily net assets.

3. Plan of Distribution

Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Adviser and Administrator. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. Under the Plan, Class Y shares of each Portfolio bear a distribution fee which is accrued daily and paid monthly at the annual rate of 0.25% of the average daily net assets of the class.

4. Security Transactions and Transactions with Affiliates

Purchases and sales/maturities of portfolio securities, excluding short-term investments (except for the Money Market Portfolio), for the year ended December 31, 2006 were as follows:

	U.S. GOVERNMENT SECURITIES		OTHER
	PURCHASES	SALES/PREPAYMENTS/ MATURITIES	PURCHASES	SALES/PREPAYMENTS/ MATURITIES
Money Market	$25,689,001	$17,495,910	$1,169,684,588	$1,150,064,756
Flexible Income	2,882,481	8,547,350	24,640,715	23,694,803
Balanced Growth	25,283,038	25,520,232	12,737,997	25,423,898
Utilities	26,441	101,296	14,772,309	31,326,307
Dividend Growth	—	—	302,045,301	382,018,933
Equally-Weighted S&P 500	—	—	37,102,974	65,543,832
Growth	—	—	30,964,671	34,839,926
Focus Growth	—	—	189,056,634	238,948,133
Capital Opportunities	—	—	21,960,542	29,751,649
Global Equity	—	—	30,009,349	45,860,324
Developing Growth	—	—	36,587,227	50,994,050

Morgan Stanley Select Dimensions Investment Series

Notes to Financial Statements  ■  December 31, 2006 continued

Equally-Weighted S&P 500 had transactions in Morgan Stanley common stock, an affiliate of the Investment Adviser, Administrator and Distributor:

PURCHASES	SALES	NET REALIZED GAINS	INCOME	VALUE
—	$154,751	$50,324	$7,597	$445,341

The following Portfolios had transactions in Hartford Financial Services Group, Inc., an affiliate of the Fund:

	PURCHASES	SALES	NET REALIZED GAINS	INCOME	VALUE
Flexible Income	—	$45,000	$52	$534	—
Balanced Growth	—	49,035	9,759	12,605	$675,564
Equally-Weighted S&P 500	$42,911	75,273	23,529	8,241	439,583
Focus Growth	213,299	2,668,083	161,292	13,280	—

The following Portfolios had transactions with other Morgan Stanley funds during the year ended December 31, 2006:

	PURCHASES	SALES	NET REALIZED GAINS (LOSSES)
Balanced Growth	$11,570	—	—
Utilities	—	$190,358	$59,823
Dividend Growth	440,155	448,471	(3,826)
Growth	236,343	532,797	173,426
Focus Growth	4,269,290	1,628,734	585,353
Capital Opportunities	11,730	646,370	188,460
Global Equity	33,606	—	—
Developing Growth	580,606	580,040	150,455

For the year ended December 31, 2006, the following Portfolios incurred brokerage commissions with Morgan Stanley & Co., Inc., an affiliate of the Investment Adviser, Administrator and Distributor, for portfolio transactions executed on behalf of the Portfolio:

UTILITIES	DIVIDEND GROWTH	FOCUS GROWTH	CAPITAL OPPORTUNITIES	GLOBAL EQUITY	DEVELOPING GROWTH
$23,009	$91,831	$44,807	$384	$10,280	$754

For the year ended December 31, 2006, Utilities and Dividend Growth had open payables of $106,535 and $651,241, respectively, and open receivables of $110,666 and $782,289, respectively, with Morgan Stanley & Co., Inc., an affiliate of the Investment Adviser, Administrator and Distributor.

Morgan Stanley Select Dimensions Investment Series

Notes to Financial Statements  ■  December 31, 2006 continued

Morgan Stanley Trust, an affiliate of the Investment Adviser, Administrator and Distributor, is the Fund's transfer agent.

5. Purposes of and Risks Relating to Certain Financial Instruments

Some of the Portfolios may enter into forward contracts for many purposes, including to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

Forward contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Portfolios bear the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Some of the Portfolios may purchase and sell interest rate and index futures ("futures contracts") to facilitate trading, increase or decrease the Portfolio's market exposure, seek higher investment returns, or to seek to protect against a decline in the value of the Portfolio's securities or an increase in prices of securities that may be purchased.

These futures contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Portfolio bears the risk of an unfavorable change in the value of the underlying securities. Risk may also arise upon entering into these contracts from potential inability of the counterparts to meet the terms of their contracts.

Some of the Portfolios may enter into credit default swaps for hedging purposes to add leverage to its portfolio or to gain exposure to a credit in which the Portfolio may otherwise invest. Credit default swaps may involve greater risks than if a fund had invested in the issuer directly. Credit default swaps are subject to general market risk, counterparty risk and credit risk. If the Portfolio is a buyer and no credit event occurs, it will lose its investment. In addition, if the Portfolio is a seller and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received may be less than the maximum payout amount it pays to the buyer, resulting in a loss to the Portfolio.

6. Federal Income Tax Status

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the

Morgan Stanley Select Dimensions Investment Series

Notes to Financial Statements  ■  December 31, 2006 continued

capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

The tax character of distributions paid for the years ended December 31, 2005 and December 31, 2006 for all portfolios was the same as the book character shown on the Statement of Changes except as follows:

	Equally-Weighted S&P 500 For the Year Ended December 31, 2006	Equally-Weighted S&P 500 For the Year Ended December 31, 2005
Ordinary income	$4,105,249	$3,065,501
Long-term capital gains	9,979,247	2,181,006
Total distributions	$14,084,496	$5,246,507

As of December 31, 2006, the tax-basis components of accumulated earnings (losses) were as follows:

	FLEXIBLE INCOME	BALANCED GROWTH	UTILITIES	DIVIDEND GROWTH	EQUALLY- WEIGHTED S&P 500
Undistributed ordinary income	$80,306	$306,555	$3,158	$11,646	$3,893,644
Undistributed long-term gains	—	6,343,608	—	—	16,916,151
Net accumulated earnings	80,306	6,650,163	3,158	11,646	20,809,795
Capital loss carryforward*	(20,910,072)	—	(19,991,468)	(73,596,702)	—
Post-October losses	(121,874)	—	—	—	—
Temporary differences	(11,420)	(271)	(216)	(919)	(607)
Net unrealized appreciation (depreciation)	(3,407,554)	12,689,135	30,648,578	33,020,830	93,054,845
Total accumulated earnings (losses)	$(24,370,614)	$19,339,027	$10,660,052	$(40,565,145)	$113,864,033

Morgan Stanley Select Dimensions Investment Series

Notes to Financial Statements  ■  December 31, 2006 continued

	GROWTH	FOCUS GROWTH	CAPITAL OPPORTUNITIES	GLOBAL EQUITY	DEVELOPING GROWTH
Undistributed ordinary income	$—	$—	$—	$2,738,769	$239,007
Undistributed long-term gains	—	—	—	7,303,644	—
Net accumulated earnings	—	—	—	10,042,413	239,007
Foreign tax credit pass-through	—	—	—	72,495	—
Capital loss carryforward*	(31,985,316)	(219,398,695)	(80,964,105)	—	(21,697,685)
Post-October losses	—	(1,642,406)	—	—	—
Temporary differences	(136)	(646)	(106)	(73,259)	(164)
Net unrealized appreciation	9,702,609	22,869,764	8,145,398	12,355,078	7,668,548
Total accumulated earnings (losses)	$(22,282,843)	$(198,171,983)	$(72,818,813)	$22,396,727	$(13,790,294)

*  As of December 31, 2006, the following Portfolios had a net capital loss carryforward which may be used to offset future capital gains to the extent provided by regulations.

	(AMOUNTS IN THOUSANDS)
AVAILABLE THROUGH DECEMBER 31,	2007	2008	2009	2010	2011	2012	2013	2014	Total
Flexible Income	$941	$1,681	$2,688	$6,782	$6,161	$1,199	$562	$896	$20,910
Utilities	—	—	—	19,991	—	—	—	—	19,991
Dividend Growth	—	—	—	52,375	21,222	—	—	—	73,597
Growth	—	—	12,380	16,400	3,145	60	—	—	31,985
Focus Growth	—	—	144,614	74,785	—	—	—	—	219,399
Capital Opportunities	—	—	23,397	57,567	—	—	—	—	80,964
Developing Growth	—	—	3,385	18,313	—	—	—	—	21,698

During the year ended December 31, 2006, the following Portfolios utilized net capital loss carryforwards: Utilities — $7,814,313; Dividend Growth — $62,917,950; Growth — $1,589,021; Focus Growth — $31,364,377; Capital Opportunities — $4,021,391; Developing Growth — $8,709,128.

Morgan Stanley Select Dimensions Investment Series

Notes to Financial Statements  ■  December 31, 2006 continued

At December 31, 2006, the primary reason(s) for significant temporary/permanent book/tax differences were as follows:

	TEMPORARY DIFFERENCES		PERMANENT DIFFERENCES
	POST- OCTOBER LOSSES	LOSS DEFERRALS FROM WASH SALES	FOREIGN CURRENCY GAINS/LOSSES	NET OPERATING LOSS
Flexible Income	•	•	•
Balanced Growth		•
Utilities		•
Dividend Growth		•	•
Equally-Weighted S&P 500		•
Growth		•		•
Focus Growth	•	•	•	•
Capital Opportunities		•	•	•
Global Equity			•
Developing Growth		•	•

Additionally, the following Portfolios had other temporary differences: Flexible Income — interest on bonds in default; Flexible Income and Balanced Growth — capital loss deferrals on straddles; Flexible Income, Balanced Growth and Equally-Weighted S&P 500 — capital gain/loss from the mark-to-market of futures and/or options contracts; Equally-Weighted S&P 500 — tax adjustments on real estate investment trusts (REITs) held by the Portfolio. The following Portfolios had other permanent differences: Flexible Income and Balanced Growth — reclassification of net losses on paydowns; Equally-Weighted S&P 500 — tax adjustments on REITs held/sold by the Portfolio; Flexible Income — expired capital loss carryforward. The following Portfolios had temporary and/or permanent differences attributable to book amortization of premiums/discounts on debt securities: Flexible Income, Balanced Growth and Utilities.

Morgan Stanley Select Dimensions Investment Series

Notes to Financial Statements  ■  December 31, 2006 continued

The permanent differences resulted in the following reclassifications among the Portfolios' components of net assets at December 31, 2006:

	ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	ACCUMULATED NET REALIZED GAIN (LOSS)	PAID-IN-CAPITAL
Flexible Income	$(472,842)	$626,180	$(153,338)
Balanced Growth	56,348	(56,348)	—
Utilities	6,955	(6,955)	—
Dividend Growth	(5,820)	5,820	—
Equally-Weighted S&P 500	(85,887)	85,887	—
Growth	80,282	(315)	(79,967)
Focus Growth	392,670	(17,944)	(374,726)
Capital Opportunities	162,134	(477)	(161,657)
Global Equity	52,287	(52,287)	—
Developing Growth	693	(693)	—

7. New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation 48, Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement 109 (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows implementing FIN 48 in the fund NAV calculations on the fund's last NAV calculation in the first required financial statement period. As a result, the Fund will incorporate FIN 48 in its semiannual report on June 30, 2007. The impact to the Fund's financial statements, if any, is currently being assessed.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

8. Name Change

On October 31, 2006, the Board approved the name change of Balanced Growth Portfolio to Balanced Portfolio to be effective upon the next updated prospectus, which is scheduled to be May 1, 2007.

(This page has been left blank intentionally.)

Morgan Stanley Select Dimensions Investment Series

Financial Highlights

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

FOR THE YEAR ENDED DECEMBER 31	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)*	NET REALIZED AND UNREALIZED GAIN (LOSS)	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS TO SHAREHOLDERS	DISTRIBUTIONS TO SHAREHOLDERS	TOTAL DIVIDENDS AND DISTRIBUTIONS
MONEY MARKET CLASS X SHARES
2002	$1.00	$0.01	—	$0.01	$(0.01)	—	$(0.01)
2003	1.00	0.01	—	0.01	(0.01)	—	(0.01)
2004	1.00	0.01	—	0.01	(0.01)	—	(0.01)
2005	1.00	0.03	—	0.03	(0.03)	—	(0.03)
2006	1.00	0.04	—	0.04	(0.04)	—	(0.04)
CLASS Y SHARES
2002	1.00	0.01	—	0.01	(0.01)	—	(0.01)
2003	1.00	0.00	—	0.00	(0.00)	—	(0.00)
2004	1.00	0.01	—	0.01	(0.01)	—	(0.01)
2005	1.00	0.02	—	0.02	(0.02)	—	(0.02)
2006	1.00	0.04	—	0.04	(0.04)	—	(0.04)
FLEXIBLE INCOME CLASS X SHARES
2002	6.99	0.51	$0.08	0.59	(0.35)	—	(0.35)
2003	7.23	0.34	0.62	0.96	(0.39)	—	(0.39)
2004	7.80	0.38	0.14	0.52	(0.64)	—	(0.64)
2005	7.68	0.38	(0.17)	0.21	(0.54)	—	(0.54)
2006	7.35	0.46	(0.04)	0.42	(0.47)	—	(0.47)
CLASS Y SHARES
2002	6.97	0.48	0.10	0.58	(0.33)	—	(0.33)
2003	7.22	0.32	0.61	0.93	(0.37)	—	(0.37)
2004	7.78	0.36	0.13	0.49	(0.62)	—	(0.62)
2005	7.65	0.36	(0.16)	0.20	(0.52)	—	(0.52)
2006	7.33	0.44	(0.05)	0.39	(0.45)	—	(0.45)
BALANCED GROWTH CLASS X SHARES
2002	14.62	0.36	(2.02)	(1.66)	(0.38)	—	(0.38)
2003	12.58	0.27	2.19	2.46	(0.33)	—	(0.33)
2004	14.71	0.31	1.28	1.59	(0.35)	—	(0.35)
2005	15.95	0.34	0.95	1.29	(0.36)	—	(0.36)
2006	16.88	0.41	1.60	2.01	(0.44)	$(0.88)	(1.32)
CLASS Y SHARES
2002	14.59	0.32	(2.01)	(1.69)	(0.34)	—	(0.34)
2003	12.56	0.23	2.19	2.42	(0.30)	—	(0.30)
2004	14.68	0.27	1.28	1.55	(0.31)	—	(0.31)
2005	15.92	0.30	0.94	1.24	(0.32)	—	(0.32)
2006	16.84	0.37	1.59	1.96	(0.40)	(0.88)	(1.28)

See Notes to Financial Statements

				RATIOS TO AVERAGE NET ASSETS**
FOR THE YEAR ENDED DECEMBER 31	NET ASSET VALUE END OF PERIOD	TOTAL RETURN†	NET ASSETS END OF PERIOD (000'S)	EXPENSES	NET INVESTMENT INCOME	PORTFOLIO TURNOVER RATE
MONEY MARKET CLASS X SHARES
2002	$1.00	1.34%	$152,479	0.52%	1.34%	N/A
2003	1.00	0.65	91,730	0.54	0.66	N/A
2004	1.00	0.86	67,945	0.55	0.84	N/A
2005	1.00	2.73	52,030	0.57	2.68	N/A
2006	1.00	4.59	46,731	0.58	4.56	N/A
CLASS Y SHARES
2002	1.00	1.09	41,006	0.77	1.09	N/A
2003	1.00	0.40	39,183	0.79	0.41	N/A
2004	1.00	0.61	33,468	0.80	0.59	N/A
2005	1.00	2.48	37,010	0.82	2.43	N/A
2006	1.00	4.34	74,239	0.83	4.31	N/A
FLEXIBLE INCOME CLASS X SHARES
2002	7.23	8.67	54,669	0.50	7.26	115%
2003	7.80	13.54	53,270	0.57	4.49	258
2004	7.68	7.00	43,658	0.69	4.96	201
2005	7.35	2.88	35,755	0.60	5.11	83
2006	7.30	5.76	29,166	0.56	6.30	52
CLASS Y SHARES
2002	7.22	8.59	14,626	0.75	7.01	115
2003	7.78	13.15	20,955	0.82	4.24	258
2004	7.65	6.61	26,927	0.94	4.71	201
2005	7.33	2.62	25,624	0.85	4.86	83
2006	7.27	5.68	25,765	0.81	6.05	52
BALANCED GROWTH CLASS X SHARES
2002	12.58	(11.49)	84,846	0.66	2.58	161
2003	14.71	19.84	84,151	0.68	2.01	124
2004	15.95	10.93	75,517	0.69	2.04	62
2005	16.88	8.21	64,663	0.70	2.07	55
2006	17.57	12.67	54,204	0.74	2.42	45
CLASS Y SHARES
2002	12.56	(11.66)	12,327	0.91	2.33	161
2003	14.68	19.51	22,898	0.93	1.76	124
2004	15.92	10.68	27,308	0.94	1.79	62
2005	16.84	7.89	27,970	0.95	1.82	55
2006	17.52	12.37	30,562	0.99	2.17	45

Morgan Stanley Select Dimensions Investment Series

Financial Highlights continued

FOR THE YEAR ENDED DECEMBER 31	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)*	NET REALIZED AND UNREALIZED GAIN (LOSS)	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS TO SHAREHOLDERS	DISTRIBUTIONS TO SHAREHOLDERS	TOTAL DIVIDENDS AND DISTRIBUTIONS
UTILITIES CLASS X SHARES
2002	$17.10	$0.47	$(3.93)	$(3.46)	$(0.48)	—	$(0.48)
2003	13.16	0.35	2.31	2.66	(0.36)	—	(0.36)
2004	15.46	0.36	3.37	3.73	(0.37)	—	(0.37)
2005	18.82	0.43	2.62	3.05	(0.44)	—	(0.44)
2006	21.43	0.46	3.88	4.34	(0.48)	—	(0.48)
CLASS Y SHARES
2002	17.09	0.44	(3.93)	(3.49)	(0.45)	—	(0.45)
2003	13.15	0.31	2.31	2.62	(0.32)	—	(0.32)
2004	15.45	0.32	3.37	3.69	(0.33)	—	(0.33)
2005	18.81	0.38	2.62	3.00	(0.39)	—	(0.39)
2006	21.42	0.40	3.87	4.27	(0.42)	—	(0.42)
DIVIDEND GROWTH CLASS X SHARES
2002	14.71	0.26	(2.88)	(2.62)	(0.26)	—	(0.26)
2003	11.83	0.24	3.00	3.24	(0.24)	—	(0.24)
2004	14.83	0.23	0.99	1.22	(0.24)	—	(0.24)
2005	15.81	0.20	0.67	0.87	(0.20)	—	(0.20)
2006	16.48	0.22	1.62	1.84	(0.23)	—	(0.23)
CLASS Y SHARES
2002	14.69	0.23	(2.88)	(2.65)	(0.23)	—	(0.23)
2003	11.81	0.20	3.01	3.21	(0.21)	—	(0.21)
2004	14.81	0.20	0.98	1.18	(0.20)	—	(0.20)
2005	15.79	0.16	0.66	0.82	(0.16)	—	(0.16)
2006	16.45	0.18	1.62	1.80	(0.18)	—	(0.18)
EQUALLY-WEIGHTED S&P 500 CLASS X SHARES
2002	19.12	0.19	(3.22)	(3.03)	(0.21)	—	(0.21)
2003	15.88	0.19	5.59	5.78	(0.21)	$(0.32)	(0.53)
2004	21.13	0.23	3.27	3.50	(0.18)	—	(0.18)
2005	24.45	0.32	1.54	1.86	(0.23)	(0.37)	(0.60)
2006	25.71	0.37	3.45	3.82	(0.34)	(1.44)	(1.78)
CLASS Y SHARES
2002	19.05	0.16	(3.22)	(3.06)	(0.20)	—	(0.20)
2003	15.79	0.15	5.56	5.71	(0.19)	(0.32)	(0.51)
2004	20.99	0.18	3.23	3.41	(0.15)	—	(0.15)
2005	24.25	0.26	1.53	1.79	(0.19)	(0.37)	(0.56)
2006	25.48	0.30	3.42	3.72	(0.29)	(1.44)	(1.73)

See Notes to Financial Statements

				RATIOS TO AVERAGE NET ASSETS**
FOR THE YEAR ENDED DECEMBER 31	NET ASSET VALUE END OF PERIOD	TOTAL RETURN†	NET ASSETS END OF PERIOD (000'S)	EXPENSES	NET INVESTMENT INCOME	PORTFOLIO TURNOVER RATE
UTILITIES CLASS X SHARES
2002	$13.16	(20.37)%	$66,825	0.70%	3.22%	77%
2003	15.46	20.47	63,728	0.71	2.51	91
2004	18.82	24.44	63,052	0.71	2.19	29
2005	21.43	16.28	59,823	0.72	2.12	38
2006	25.29	20.50	52,892	0.74	2.02	21
CLASS Y SHARES
2002	13.15	(20.58)	10,749	0.95	2.97	77
2003	15.45	20.20	13,440	0.96	2.26	91
2004	18.81	24.15	15,650	0.96	1.94	29
2005	21.42	16.00	16,267	0.97	1.87	38
2006	25.27	20.17	17,495	0.99	1.77	21
DIVIDEND GROWTH CLASS X SHARES
2002	11.83	(17.92)	341,673	0.64	1.89	22
2003	14.83	27.73	356,056	0.66	1.85	42
2004	15.81	8.29	307,093	0.65	1.54	44
2005	16.48	5.57	249,516	0.63	1.26	38
2006	18.09	11.25	201,169	0.67	1.31	115
CLASS Y SHARES
2002	11.81	(18.15)	29,318	0.89	1.64	22
2003	14.81	27.48	51,527	0.91	1.60	42
2004	15.79	8.03	59,314	0.90	1.29	44
2005	16.45	5.32	56,061	0.88	1.01	38
2006	18.07	10.98	54,255	0.92	1.06	115
EQUALLY-WEIGHTED S&P 500 CLASS X SHARES
2002	15.88	(15.97)	121,065	0.54	1.09	8
2003	21.13	37.14	143,019	0.55	1.11	24
2004	24.45	16.65	142,320	0.50	1.07	20
2005	25.71	7.81	120,117	0.27	1.30	17
2006	27.75	15.69	103,824	0.27	1.40	17
CLASS Y SHARES
2002	15.79	(16.21)	18,843	0.79	0.84	8
2003	20.99	36.87	47,554	0.80	0.86	24
2004	24.25	16.33	80,900	0.75	0.82	20
2005	25.48	7.57	101,156	0.52	1.05	17
2006	27.47	15.34	112,897	0.52	1.15	17

Morgan Stanley Select Dimensions Investment Series

Financial Highlights continued

FOR THE YEAR ENDED DECEMBER 31	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)*	NET REALIZED AND UNREALIZED GAIN (LOSS)	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS TO SHAREHOLDERS	DISTRIBUTIONS TO SHAREHOLDERS	TOTAL DIVIDENDS AND DISTRIBUTIONS
GROWTH CLASS X SHARES
2002	$15.48	$0.01	$(4.32)	$(4.31)	—	—	—
2003	11.17	0.03	2.97	3.00	$(0.01)	—	$(0.01)
2004	14.16	0.05	1.03	1.08	(0.03)	—	(0.03)
2005	15.21	0.01	2.35	2.36	(0.06)	—	(0.06)
2006	17.51	(0.01)	0.70	0.69	—	—	—
CLASS Y SHARES
2002	15.42	(0.02)	(4.30)	(4.32)	—	—	—
2003	11.10	(0.01)	2.96	2.95	—	—	—
2004	14.05	0.03	1.01	1.04	(0.01)	—	(0.01)
2005	15.08	(0.03)	2.32	2.29	(0.04)	—	(0.04)
2006	17.33	(0.05)	0.69	0.64	—	—	—
FOCUS GROWTH CLASS X SHARES
2002	14.99	0.04	(3.26)	(3.22)	(0.09)	—	(0.09)
2003	11.68	0.04	2.36	2.40	(0.05)	—	(0.05)
2004	14.03	0.08	1.08	1.16	(0.05)	—	(0.05)
2005	15.14	0.01	2.15	2.16	(0.11)	—	(0.11)
2006	17.19	(0.03)	0.09	0.06	0.00 #	—	0.00 #
CLASS Y SHARES
2002	14.93	0.01	(3.25)	(3.24)	(0.06)	—	(0.06)
2003	11.63	0.01	2.34	2.35	(0.02)	—	(0.02)
2004	13.96	0.05	1.06	1.11	(0.02)	—	(0.02)
2005	15.05	(0.03)	2.15	2.12	(0.07)	—	(0.07)
2006	17.10	(0.07)	0.09	0.02	—	—	—
CAPITAL OPPORTUNITIES CLASS X SHARES
2002	9.79	(0.05)	(4.24)	(4.29)	—	—-	—-
2003	5.50	(0.04)	2.33	2.29	—	—-	—-
2004	7.79	(0.03)	1.79	1.76	—	—-	—-
2005	9.55	(0.03)	2.19	2.16	—	—-	—-
2006	11.71	(0.04)	0.95	0.91	—	—-	—-
CLASS Y SHARES
2002	9.75	(0.07)	(4.22)	(4.29)	—	—-	—-
2003	5.46	(0.05)	2.31	2.26	—	—-	—-
2004	7.72	(0.05)	1.78	1.73	—	—-	—-
2005	9.45	(0.06)	2.16	2.10	—	—-	—-
2006	11.55	(0.07)	0.94	0.87	—	—-	—-

See Notes to Financial Statements

				RATIOS TO AVERAGE NET ASSETS**
FOR THE YEAR ENDED DECEMBER 31	NET ASSET VALUE END OF PERIOD	TOTAL RETURN†	NET ASSETS END OF PERIOD (000'S)	EXPENSES	NET INVESTMENT INCOME (LOSS)	PORTFOLIO TURNOVER RATE
GROWTH CLASS X SHARES
2002	$11.17	(27.84)%	$39,834	0.91%	0.08%	135%
2003	14.16	26.90	40,356	0.93	0.21	128
2004	15.21	7.64	34,038	0.93	0.37	168
2005	17.51	15.55	31,126	0.70	0.05	83
2006	18.20	3.94	23,975	0.71	(0.04)	61
CLASS Y SHARES
2002	11.10	(28.02)	3,520	1.16	(0.17)	135
2003	14.05	26.58	6,850	1.18	(0.04)	128
2004	15.08	7.38	10,934	1.18	0.12	168
2005	17.33	15.21	21,746	0.95	(0.20)	83
2006	17.97	3.75	27,009	0.96	(0.29)	61
FOCUS GROWTH CLASS X SHARES
2002	11.68	(21.56)	274,710	0.66	0.27	309
2003	14.03	20.57	260,230	0.67	0.33	261
2004	15.14	8.29	212,736	0.67	0.60	134
2005	17.19	14.39	186,633	0.67	0.06	73
2006	17.25	0.37	137,081	0.69	(0.15)	98
CLASS Y SHARES
2002	11.63	(21.73)	30,035	0.91	0.02	309
2003	13.96	20.25	46,126	0.92	0.08	261
2004	15.05	7.96	43,269	0.92	0.35	134
2005	17.10	14.16	42,906	0.92	(0.19)	73
2006	17.12	0.12	36,895	0.94	(0.40)	98
CAPITAL OPPORTUNITIES CLASS X SHARES
2002	5.50	(43.82)	22,097	0.90	(0.71)	103
2003	7.79	41.64	25,473	0.87	(0.57)	184
2004	9.55	22.59	25,408	0.90	(0.32)	118
2005	11.71	22.62	24,087	0.89	(0.33)	87
2006	12.62	7.86	19,112	0.90	(0.32)	59
CLASS Y SHARES
2002	5.46	(44.00)	6,537	1.15	(0.96)	103
2003	7.72	41.39	11,302	1.12	(0.82)	184
2004	9.45	22.41	13,980	1.15	(0.57)	118
2005	11.55	22.22	15,897	1.14	(0.58)	87
2006	12.42	7.53	16,127	1.15	(0.57)	59

Morgan Stanley Select Dimensions Investment Series

Financial Highlights continued

FOR THE YEAR ENDED DECEMBER 31	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)*	NET REALIZED AND UNREALIZED GAIN (LOSS)	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS TO SHAREHOLDERS	DISTRIBUTIONS TO SHAREHOLDERS	TOTAL DIVIDENDS AND DISTRIBUTIONS
GLOBAL EQUITY CLASS X SHARES
2002	$12.79	$0.04	$(2.26)	$(2.22)	$(0.01)	—	$(0.01)
2003	10.56	0.04	3.62	3.66	(0.05)	—	(0.05)
2004	14.17	0.09	1.06	1.15	(0.03)	—	(0.03)
2005	15.29	0.13	1.49	1.62	(0.11)	—	(0.11)
2006	16.80	0.11	3.31	3.42	(0.14)	$(1.31)	(1.45)
CLASS Y SHARES
2002	12.75	0.01	(2.26)	(2.25)	—	—	—
2003	10.50	0.01	3.60	3.61	(0.02)	—	(0.02)
2004	14.09	0.06	1.05	1.11	(0.01)	—	(0.01)
2005	15.19	0.09	1.47	1.56	(0.07)	—	(0.07)
2006	16.68	0.06	3.30	3.36	(0.10)	(1.31)	(1.41)
DEVELOPING GROWTH CLASS X SHARES
2002	16.01	(0.03)	(4.41)	(4.44)	—	—	—
2003	11.57	(0.03)	4.82	4.79	—	—	—
2004	16.36	(0.03)	3.68	3.65	—	—	—
2005	20.01	(0.03)	3.78	3.75	—	—	—
2006	23.76	0.12	2.40	2.52	—	—	—
CLASS Y SHARES
2002	15.95	(0.06)	(4.40)	(4.46)	—	—	—
2003	11.49	(0.07)	4.80	4.73	—	—	—
2004	16.22	(0.07)	3.64	3.57	—	—	—
2005	19.79	(0.08)	3.72	3.64	—	—	—
2006	23.43	0.05	2.38	2.43	—	—	—

*  The per share amounts were computed using an average number of shares outstanding during the period.

**  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

†  Calculated based on the net asset value as of the last business day of the period.

#  Includes dividends of less than $0.001.

See Notes to Financial Statements

				RATIOS TO AVERAGE NET ASSETS**
FOR THE YEAR ENDED DECEMBER 31	NET ASSET VALUE END OF PERIOD	TOTAL RETURN†	NET ASSETS END OF PERIOD (000'S)	EXPENSES	NET INVESTMENT INCOME (LOSS)	PORTFOLIO TURNOVER RATE
GLOBAL EQUITY CLASS X SHARES
2002	$10.56	(17.37)%	$75,611	1.08%	0.35%	44%
2003	14.17	34.71	83,607	1.08	0.35	72
2004	15.29	8.17	73,290	1.11	0.64	48
2005	16.80	10.64	64,377	1.12	0.83	75
2006	18.77	21.59	60,727	1.05	0.60	42
CLASS Y SHARES
2002	10.50	(17.57)	3,951	1.33	0.10	44
2003	14.09	34.33	7,593	1.33	0.10	72
2004	15.19	7.89	8,399	1.36	0.39	48
2005	16.68	10.32	8,975	1.37	0.58	75
2006	18.63	21.35	10,750	1.30	0.35	42
DEVELOPING GROWTH CLASS X SHARES
2002	11.57	(27.73)	45,892	0.61	(0.26)	251
2003	16.36	41.40	53,996	0.62	(0.20)	193
2004	20.01	22.31	52,359	0.64	(0.19)	135
2005	23.76	18.69	49,116	0.63	(0.15)	102
2006	26.28	10.69	41,466	0.63	0.47	65
CLASS Y SHARES
2002	11.49	(27.96)	2,602	0.86	(0.51)	251
2003	16.22	41.17	6,798	0.87	(0.45)	193
2004	19.79	21.95	8,943	0.89	(0.44)	135
2005	23.43	18.40	10,704	0.88	(0.40)	102
2006	25.86	10.42	10,192	0.88	0.22	65

Morgan Stanley Select Dimensions Investment Series

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Select Dimensions Investment Series:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Morgan Stanley Select Dimensions Investment Series (the "Fund") comprising the Money Market, Flexible Income, Balanced Growth, Utilities, Dividend Growth, Equally-Weighted S&P 500, Growth, Focus Growth (formerly American Opportunities), Capital Opportunities, Global Equity and Developing Growth Portfolios, as of December 31, 2006, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting the Morgan Stanley Select Dimensions Investment Series as of December 31, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
February 20, 2007

Morgan Stanley Select Dimensions Investment Series

Results of Special Shareholder Meeting (unaudited)

On August 1, 2006, a Special Meeting of Shareholders of the Fund was scheduled in order to vote on the proposals set forth below. The meeting was held on August 1, 2006, and results were as follows:

(1) Election of Trustees:

	FOR	WITHHOLD	ABSTAIN	BNV*
Frank L. Bowman	172,417,885	5,051,649	0	0
Kathleen A. Dennis	172,522,552	4,946,982	0	0
James F. Higgins	172,357,886	5,111,648	0	0
Joseph J. Kearns	172,317,554	5,151,980	0	0
Michael F. Klein	172,323,870	5,145,664	0	0
W. Allen Reed	172,301,149	5,168,385	0	0
Fergus Reid	171,961,331	5,508,203	0	0

The following Trustee were not standing for reelection at this meeting: Michael Bozic, Dr. Manuel H. Johnson and Michael E. Nugent.

(2) Eliminate certain fundamental investment restrictions:

	PORTFOLIO	FOR	AGAINST	ABSTAIN	BNV*
Eliminate fundamental policy restricting the Portfolio's ability to pledge assets	Balanced Growth	4,697,256	166,805	193,137	0
	Capital Opportunities	2,992,628	119,167	129,438	0
	Developing Growth	2,161,964	94,091	90,390	0
	Dividend Growth	15,243,648	635,805	601,415	0
	Equally-Weighted S&P 500	7,292,374	488,080	325,948	0
	Flexible Income	7,468,206	241,702	265,096	0
	Focus Growth	10,959,532	503,930	511,014	0
	Global Equity	3,713,619	163,293	124,750	0
	Growth	2,688,067	215,997	134,858	0
	Money Market	103,563,156	4,891,618	3,576,753	0
	Utilities	2,922,207	119,946	173,644	0
Eliminate the fundamental policy restricting purchases of securities on margin	Balanced Growth	4,728,109	128,768	200,321	0
	Capital Opportunities	3,008,707	105,635	126,891	0
	Developing Growth	2,156,086	92,085	98,274	0
	Dividend Growth	15,115,928	708,919	656,021	0
	Equally-Weighted S&P 500	7,275,231	507,518	323,653	0
	Flexible Income	7,455,780	276,354	242,870	0
	Focus Growth	10,969,545	507,917	497,014	0
	Global Equity	3,709,159	179,592	112,911	0
	Growth	2,692,257	235,914	110,751	0
	Money Market	103,673,383	5,556,583	2,801,561	0
	Utilities	2,914,100	119,257	182,440	0

Morgan Stanley Select Dimensions Investment Series

Results of Special Shareholder Meeting (unaudited) continued

	PORTFOLIO	FOR	AGAINST	ABSTAIN	BNV*
Eliminate the fundamental policy prohibiting investments in oil, gas, and other types of minerals or mineral leases	Balanced Growth	4,769,837	116,013	171,348	0
	Capital Opportunities	2,961,361	122,573	157,299	0
	Developing Growth	2,151,458	92,487	102,500	0
	Dividend Growth	15,330,386	556,164	594,318	0
	Equally-Weighted S&P 500	7,311,258	475,245	319,899	0
	Flexible Income	7,505,202	220,069	249,733	0
	Focus Growth	10,998,780	435,035	540,661	0
	Global Equity	3,726,775	140,440	134,447	0
	Growth	2,723,554	206,925	108,443	0
	Money Market	104,474,690	4,617,129	2,939,708	0
	Utilities	2,971,442	104,743	139,612	0
Eliminate the fundamental policy prohibiting investments for purposes of exercising control	Balanced Growth	4,787,743	104,027	165,428	0
	Capital Opportunities	2,977,434	116,500	147,299	0
	Developing Growth	2,175,069	77,946	93,430	0
	Dividend Growth	15,290,456	618,390	572,022	0
	Equally-Weighted S&P 500	7,306,297	493,211	306,894	0
	Flexible Income	7,618,962	135,694	220,348	0
	Focus Growth	11,033,075	403,497	537,904	0
	Global Equity	3,727,821	135,549	138,292	0
	Growth	2,731,583	203,537	103,802	0
	Money Market	104,685,497	4,363,808	2,982,222	0
	Utilities	2,943,429	117,991	154,377	0
Eliminate the fundamental policy regarding investments in unseasoned companies	Balanced Growth	4,724,435	106,272	226,491	0
	Capital Opportunities	2,994,785	135,141	111,307	0
	Developing Growth	2,151,341	77,912	117,192	0
	Dividend Growth	15,273,262	587,968	619,638	0
	Equally-Weighted S&P 500	7,368,479	468,436	269,487	0
	Flexible Income	7,474,325	260,095	240,584	0
	Focus Growth	11,028,578	402,377	543,521	0
	Global Equity	3,741,364	138,963	121,335	0
	Growth	2,717,952	206,703	114,267	0
	Utilities	2,951,024	97,525	167,248	0
Eliminate the fundamental policy regarding mortgage-backed securities	Flexible Income	7,586,091	168,565	220,348	0

Morgan Stanley Select Dimensions Investment Series

Results of Special Shareholder Meeting (unaudited) continued

(3) Modify certain fundamental investment restrictions:

	PORTFOLIO	FOR	AGAINST	ABSTAIN	BNV*
Modify fundamental policy regarding diversification	Balanced Growth	4,787,838	95,767	173,593	0
	Capital Opportunities	3,010,942	124,413	105,878	0
	Developing Growth	2,152,259	92,716	101,470	0
	Dividend Growth	15,407,286	521,878	551,704	0
	Equally-Weighted S&P 500	7,334,806	462,320	309,276	0
	Flexible Income	7,568,436	155,879	250,689	0
	Focus Growth	11,080,997	404,672	488,807	0
	Global Equity	3,722,505	135,834	143,323	0
	Growth	2,719,298	213,548	106,076	0
	Money Market	105,101,168	4,189,107	2,741,252	0
	Utilities	2,957,369	113,306	145,122	0
Modify fundamental policy regarding borrowing money	Balanced Growth	4,703,665	129,074	224,459	0
	Capital Opportunities	3,004,737	122,220	114,276	0
	Developing Growth	2,148,511	92,139	105,795	0
	Dividend Growth	15,210,830	680,055	589,983	0
	Equally-Weighted S&P 500	7,261,126	544,342	300,934	0
	Flexible Income	7,488,494	226,271	260,239	0
	Focus Growth	10,894,475	510,201	569,800	0
	Global Equity	3,708,960	169,498	123,204	0
	Growth	2,725,221	217,568	96,133	0
	Money Market	103,931,006	4,995,929	3,104,592	0
	Utilities	2,937,759	121,634	156,404	0
Modify fundamental policy regarding loans	Balanced Growth	4,728,057	168,449	160,692	0
	Capital Opportunities	2,975,750	113,717	151,766	0
	Developing Growth	2,143,907	85,965	116,573	0
	Dividend Growth	15,283,978	665,553	531,337	0
	Equally-Weighted S&P 500	7,257,533	550,041	298,828	0
	Flexible Income	7,465,812	239,805	269,387	0
	Focus Growth	10,938,722	508,176	527,578	0
	Global Equity	3,726,185	148,876	126,601	0
	Growth	2,713,239	217,490	108,193	0
	Money Market	104,279,957	4,835,237	2,916,333	0
	Utilities	2,948,331	112,596	154,870	0

Morgan Stanley Select Dimensions Investment Series

Results of Special Shareholder Meeting (unaudited) continued

	PORTFOLIO	FOR	AGAINST	ABSTAIN	BNV*
Modify fundamental policy regarding investment in commodities, commodity contracts, and futures contracts	Balanced Growth	4,724,345	162,527	170,326	0
	Capital Opportunities	2,995,586	120,447	125,200	0
	Developing Growth	2,152,545	78,422	115,478	0
	Dividend Growth	15,413,543	516,232	551,093	0
	Equally-Weighted S&P 500	7,351,295	506,614	248,493	0
	Flexible Income	7,505,892	232,092	237,020	0
	Focus Growth	10,963,759	413,639	597,078	0
	Global Equity	3,763,099	111,490	127,073	0
	Growth	2,719,170	223,341	96,411	0
	Money Market	105,173,107	4,360,690	2,497,730	0
	Utilities	2,942,211	124,548	149,038	0
Modify fundamental policy regarding issuance of senior securities	Balanced Growth	4,812,468	128,622	116,108	0
	Capital Opportunities	3,086,474	89,184	65,575	0
	Developing Growth	2,244,763	45,355	56,327	0
	Dividend Growth	15,653,942	454,599	372,327	0
	Equally-Weighted S&P 500	7,546,997	427,202	132,203	0
	Flexible Income	7,585,870	197,482	191,652	0
	Focus Growth	11,239,180	321,443	413,853	0
	Global Equity	3,866,548	57,547	77,567	0
	Growth	2,815,499	184,535	38,888	0
	Money Market	106,783,262	3,767,024	1,481,241	0
	Utilities	3,032,134	73,684	109,979	0

Morgan Stanley Select Dimensions Investment Series

Results of Special Shareholder Meeting (unaudited) continued

(4) Reclassify certain fundamental policies as non-fundamental policies:

	PORTFOLIO	FOR	AGAINST	ABSTAIN	BNV*
Reclassify as non-fundamental the fundamental policy regarding the short sale of securities	Balanced Growth	4,764,152	118,427	174,619	0
	Capital Opportunities	2,994,056	135,661	111,516	0
	Developing Growth	2,178,334	87,073	81,038	0
	Dividend Growth	15,326,204	636,625	518,039	0
	Equally-Weighted S&P 500	7,345,259	490,318	270,825	0
	Flexible Income	7,508,216	202,287	264,501	0
	Focus Growth	10,988,939	516,540	468,997	0
	Global Equity	3,760,661	114,641	126,360	0
	Growth	2,733,051	210,850	95,021	0
	Money Market	105,070,522	4,435,268	2,525,737	0
	Utilities	2,950,210	115,259	150,328	0
Reclassify as non-fundamental the fundamental policy prohibiting or limiting investments in illiquid or restricted securities	Money Market	104,800,009	4,434,443	2,797,075	0

* Broker "non-votes" are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority.

Morgan Stanley Select Dimensions Investment Series

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee
Frank L. Bowman (62) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (since February 2005); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly variously, Admiral in the U.S. Navy, Director of Naval Nuclear Propulsion Program and Deputy Administrator – Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996-2004). Honorary Knight Commander of the Most Excellent Order of the British Empire.	171	Director of the National Energy Foundation, the U.S. Energy Association, the American Council for Capital Formation and the Armed Services YMCA of the USA.

Michael Bozic (65) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since April 1994	Private investor; Chairperson of the Valuation, Insurance and Compliance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and the Institutional Funds (since July 2003); formerly Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.	173	Director of various business organizations.

Morgan Stanley Select Dimensions Investment Series

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee

Kathleen A. Dennis (53) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	171	None.

Dr. Manuel H. Johnson (57) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc., (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C), (international economic commission); formerly Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	173	Director of NVR, Inc. (home construction); Director of KFX Energy; Director of RBS Greenwich Capital Holdings (financial holding company).

Joseph J. Kearns (64) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since August 1994); formerly Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of the Institutional Funds (October 2001-July 2003); formerly CFO of the J. Paul Getty Trust.	174	Director of Electro Rent Corporation (equipment leasing), The Ford Family Foundation, and the UCLA Foundation.

Morgan Stanley Select Dimensions Investment Series

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee

Michael F. Klein (48) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Chief Operating Officer and Managing Director, Aetos Capital, LLC (since March 2000); Chairperson of the Fixed-Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	171	Director of certain investment funds managed, or sponsored by Aetos Capital, LLC.

Michael E. Nugent (70) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairman of the Board and Trustee	Chairman of the Boards since July 2006 and Trustee since July 1991	General Partner of Triumph Capital, L.P., (private investment partnership); Chairman of the Boards of the Retail Funds and Institutional Funds (since July 2006) and Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2001); formerly Chairperson of the Insurance Committee (until July 2006); Vice President, Bankers Trust Company and BT Capital Corporation (1984-1988).	173	None.

W. Allen Reed (59) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Chairperson of the Equity Sub-Commitee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006). President and CEO of General Motors Asset Management; formerly, Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	171	Director of GMAC (financial services), and Temple-Inland Industries (packaging, banking and forest products); member of the Board of Executives of the Morgan Stanley Capital International Editorial Board; Director of Legg Mason and Director of various investment fund advisory boards.

Fergus Reid (74) c/o Lumelite Plastics Corporation 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman of Lumelite Plastics Corporation; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since June 1992).	174	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by J.P. Morgan Investment Management Inc.

Morgan Stanley Select Dimensions Investment Series

Trustee and Officer Information (unaudited) continued

Interested Trustee:

Name, Age and Address of Interested Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee**	Other Directorships Held by Interested Trustee
James F. Higgins (58) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Trustee	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and the Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	173	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

  *  This is the earliest date the Trustee began serving the funds advised by Morgan Stanley Investment Advisors Inc. (the "Investment Adviser") (the "Retail Funds") or the funds advised by Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP (the "Institutional Funds").

  **  The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Investment Adviser and any funds that have an investment adviser that is an affiliated person of the Investment Adviser (including, but not limited to, Morgan Stanley Investment Management Inc.) as of December 31, 2006.

Morgan Stanley Select Dimensions Investment Series

Trustee and Officer Information (unaudited) continued

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Ronald E. Robison (67) 1221 Avenue of the Americas New York, NY 10020	President and Principal Executive Officer	President since September 2005 and Principal Executive Officer since May 2003	President (since September 2005) and Principal Executive Officer (since May 2003) of funds in the Fund Complex; President (since September 2005) and Principal Executive Officer (since May 2003) of the Van Kampen Funds; Managing Director, Director and/or Officer of the Investment Adviser and various entities affiliated with the Investment Adviser; Director of Morgan Stanley SICAV (since May 2004). Formerly, Executive Vice President (July 2003 to September 2005) of funds in the Fund Complex and the Van Kampen Funds; President and Director of the Institutional Funds (March 2001 to July 2003); Chief Administrative Officer of the Investment Adviser; Chief Administrative Officer of Morgan Stanley Services Company Inc.

J. David Germany (52) Morgan Stanley Investment Management Limited 25 Cabot Square Canary Wharf, London United Kingdom E144QA	Vice President	Since February 2006	Managing Director and (since December 2005) Chief Investment Officer – Global Fixed Income of Morgan Stanley Investment Management; Managing Director and Director of Morgan Stanley Investment Management Limited; Vice President of the Retail and Institutional Funds (since February 2006).

Dennis F. Shea (53) 1221 Avenue of the Americas New York, NY 10020	Vice President	Since February 2006	Managing Director and (since February 2006) Chief Investment Officer – Global Equity of Morgan Stanley Investment Management; Vice President of the Retail and Institutional Funds (since February 2006). Formerly, Managing Director and Director of Global Equity Research at Morgan Stanley.

Barry Fink (51) 1221 Avenue of the Americas New York, NY 10020	Vice President	Since February 1997	Managing Director of Morgan Stanley Investment Management; Managing Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Vice President of the Retail Funds and (since July 2003) the Institutional Funds. Formerly, Secretary, General Counsel and/or Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Secretary and General Counsel of the Retail Funds.

Amy R. Doberman (44) 1221 Avenue of the Americas New York, NY 10020	Vice President	Since July 2004	Managing Director and General Counsel, U.S. Investment Management of Morgan Stanley Investment Management (since July 2004); Vice President of the Retail Funds and the Institutional Funds (since July 2004); Vice President of the Van Kampen Funds (since August 2004); Secretary (since February 2006) and Managing Director (since July 2004) of the Investment Adviser and various entities affiliated with the Investment Adviser. Formerly, Managing Director and General Counsel – Americas, UBS Global Asset Management (July 2000 to July 2004).

Carsten Otto (43) 1221 Avenue of the Americas New York, NY 10020	Chief Compliance Officer	Since October 2004	Managing Director and U.S. Director of Compliance for Morgan Stanley Investment Management (since October 2004); Managing Director and Chief Compliance Officer of Morgan Stanley Investment Management. Formerly, Assistant Secretary and Assistant General Counsel of the Retail Funds.

Stefanie V. Chang Yu (40) 1221 Avenue of the Americas New York, NY 10020	Vice President	Since December1997	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Vice President of the Retail Funds (since July 2002) and the Institutional Funds (since December 1997). Formerly, Secretary of various entities affiliated with the Investment Adviser.

Morgan Stanley Select Dimensions Investment Series

Trustee and Officer Information (unaudited) continued

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Francis J. Smith (41) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Treasurer and Chief Financial Officer	Treasurer since July 2003 and Chief Financial Officer since September 2002	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Treasurer and Chief Financial Officer of the Retail Funds (since July 2003). Formerly, Vice President of the Retail Funds (September 2002 to July 2003).

Mary E. Mullin (39) 1221 Avenue of the Americas New York, NY 10020	Secretary	Since June 1999	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Secretary of the Retail Funds (since July 2003) and the Institutional Funds (since June 1999).

* This is the earliest date the Officer began serving the Retail Funds or the Institutional Funds.

Morgan Stanley Select Dimensions Investment Series

Federal Tax Notice  ■  December 31, 2006 (unaudited)

For the fiscal year ended December 31, 2006 each Portfolio's income dividends had the following qualifying percentages as indicated below:

FUND	DIVIDENDS RECEIVED DEDUCTION% (a)	U.S. GOVERNMENT INCOME% (b)
Money Market Portfolio	0.00%	0.29%
Flexible Income Portfolio	0.00%	11.41%
Balanced Growth Portfolio	48.46%	14.83%
Utilities Portfolio	100.00%	0.07%
Dividend Growth Portfolio	100.00%	0.00%
Equally-Weighted S&P 500 Portfolio	100.00%	0.00%
Growth Portfolio	0.00%	0.00%
Focus Growth Portfolio	100.00%	0.00%
Capital Opportunities Portfolio	0.00%	0.00%
Global Equity Portfolio	98.19%	0.00%
Developing Growth Portfolio	0.00%	0.00%

  (a)  These percentages represent the portion of income dividends paid by each Portfolio that qualified for the dividends received deduction available to corporations.

  (b)  These percentages represent the portion of income dividends paid by each Portfolio that were attributable to qualifying U.S. Government obligations.

During the fiscal year ended December 31, 2006 the following per share amounts were paid from long-term capital gains: $0.882 to Balanced Growth Portfolio shareholders, $1.244 to Equally-Weighted S&P 500 Portfolio shareholders and $1.307 to Global Equity Portfolio shareholders. Also during this fiscal year Global Equity Portfolio has elected, pursuant to section 853 of the Internal Revenue Code, to pass through foreign taxes of $0.02 per share to its shareholders, of which 100% would be allowable as a credit. Global Equity Portfolio generated net foreign source income of $0.09 per share with respect to this election.

Trustees

Frank L. Bowman	Joseph J. Kearns

Michael Bozic	Michael F. Klein

Kathleen A. Dennis	Michael E. Nugent

James F. Higgins	W. Allen Reed

Dr. Manuel H. Johnson	Fergus Reid

Officers

Michael E. Nugent
Chairman of the Board

Ronald E. Robison
President and Principal Executive Officer

J. David Germany
Vice President

Dennis F. Shea
Vice President

Barry Fink
Vice President

Amy R. Doberman
Vice President

Carsten Otto
Chief Compliance Officer

Stefanie V. Chang Yu
Vice President

Francis J. Smith
Treasurer and Chief Financial Officer

Mary E. Mullin
Secretary

Transfer Agent	Independent Registered Public Accounting Firm
Morgan Stanley Trust Harborside Financial Center, Plaza Two Jersey City, New Jersey 07311	Deloitte & Touche LLP Two World Financial Center New York, New York 10281

Investment Adviser

Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its trustees. It is available without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Morgan Stanley Funds are distributed by Morgan Stanley Distributors Inc.

Morgan Stanley Distributors Inc., member NASD.

#40474

SELDIMANR-RA07-00165P-Y12/06

Item 2.   Code of Ethics.

(a)                                  The Fund has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b)                                 No information need be disclosed pursuant to this paragraph.

(c)                                  Not applicable.

(d)                                 Not applicable.

(e)                                  Not applicable.

(f)

(1)                                  The Fund’s Code of Ethics is attached hereto as Exhibit 12 A.

(2)                                  Not applicable.

(3)                                  Not applicable.

Item 3.   Audit Committee Financial Expert.

The Fund’s Board of Trustees has determined that Joseph J. Kearns, an “independent” Trustee, is an “audit committee financial expert” serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification

Item 4.  Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g).  Based on fees billed for the periods shown:

2006

	Registrant		Covered Entities(1)
Audit Fees	$174,900		N/A

Non-Audit Fees
Audit-Related Fees	$531	(2)	$5,162,000	(2)
Tax Fees	$44,637	(3)	$1,389,000	(4)
All Other Fees	$—		$—
Total Non-Audit Fees	$45,168		$6,551,000

Total	$220,068		$6,551,000

2005

	Registrant		Covered Entities(1)
Audit Fees	$169,641		N/A

Non-Audit Fees
Audit-Related Fees	$540	(2)	$3,215,745	(2)
Tax Fees	$42,107	(3)	$24,000	(4)
All Other Fees	$—		$—
Total Non-Audit Fees	$42,647		$3,239,745

Total	$212,288		$3,239,745

N/A- Not applicable, as not required by Item 4.

(1)   Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)   Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(3)   Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.

(4)   Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities’ tax returns.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

APPENDIX A

AUDIT COMMITTEE
AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY AND PROCEDURES
OF THE
MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004,(1)

1.              Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor.  The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid.  Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”).  The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors.  As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors.  Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee.  The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise.  The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee.  The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

(1)                                  This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities.  It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

2.              Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members.  The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.              Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee.  Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements.  These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit.  The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide.  Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1.  All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.              Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors.  Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services.  Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2.  All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.              Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3.  All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.              All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted.  Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4.  Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.              Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee.  Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee.  The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.              Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered.  The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee.  The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors.  Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy.  The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring.  Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

9.              Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.       Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s).  Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund.  This list of Covered Entities would include:

Morgan Stanley Retail Funds

Morgan Stanley Investment Advisors Inc.

Morgan Stanley & Co. Incorporated

Morgan Stanley DW Inc.

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Van Kampen Asset Management

Morgan Stanley Services Company, Inc.

Morgan Stanley Distributors Inc.

Morgan Stanley Trust FSB

Morgan Stanley Institutional Funds

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Advisors Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley & Co. Incorporated

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

(e)(2)  Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f)                    Not applicable.

(g)                 See table above.

(h)                 The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a) The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are: Frank Bowman, Wayne Hedien, Joseph Kearns, Michael Nugent and Allen Reed.

(b) Not applicable.

Item 6. Schedule of Investments

Refer to Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable only to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Select Dimensions Investment Series

/s/ Ronald E. Robison
Ronald E. Robison
Principal Executive Officer
February 9, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Ronald E. Robison
Ronald E. Robison
Principal Executive Officer
February 9, 2007

/s/ Francis Smith
Francis Smith
Principal Financial Officer
February 9, 2007